UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM QMA INTERNATIONAL EQUITY FUND

(Formerly known as Prudential QMA International Equity Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	The Fund benefited from its stock selection in the large-cap universe, particularly in the financials sector and in emerging markets such as Brazil.

•	China also contributed significantly to performance, driven by stock selection in financials and underweights in the consumer discretionary and information technology sectors, each of which declined.

•	The Fund’s allocation to small caps, where stock selection was particularly challenging in developed markets such as Germany and the United Kingdom, detracted from results.

•

Although valuation improved, particularly later on in the period, the component still lagged for the past 12 months. The performance was further hurt by the weakening of growth factors, which had been instrumental in tempering the valuation shortfall.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a registered investment adviser and a wholly owned subsidiary of PGIM, Inc., a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM QMA International Equity Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM QMA International Equity Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM QMA International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA International Equity Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM QMA International Equity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–15.71	–0.28	5.42	—
Class B	–16.25	–0.15	5.22	—
Class C	–12.39	0.12	5.27	—
Class Z	–10.59	1.15	6.31	—
Class R6*	–10.43	N/A	N/A	7.34 (12/28/16)
MSCI All Country World Ex-US Index
	–8.24	1.63	6.92	—
Lipper International Multi-Cap Core Funds Average
	–8.49	1.67	6.64	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–10.81	0.85	6.02	—
Class B	–11.90	0.04	5.22	—
Class C	–11.52	0.12	5.27	—
Class Z	–10.59	1.15	6.31	—
Class R6*	–10.43	N/A	N/A	7.34 (12/28/16)
MSCI All Country World Ex-US Index
	–8.24	1.63	6.92	—
Lipper International Multi-Cap Core Funds Average
	–8.49	1.67	6.64	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM QMA International Equity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

MSCI All Country World Ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 7.02%.

Lipper International Multi-Cap Core Funds Average—The Lipper International Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Core Funds universe for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have above-average characteristics compared to the MSCI EAFE Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 6.30%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Novartis AG, Pharmaceuticals	1.7
Roche Holding AG, Pharmaceuticals	1.6
Toyota Motor Corp., Automobiles	1.3
Toronto-Dominion Bank (The), Banks	1.2
Sanofi, Pharmaceuticals	1.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Banks	13.7
Oil, Gas & Consumable Fuels	7.8
Pharmaceuticals	7.0
Metals & Mining	5.2
Insurance	4.2

Industry weightings reflect only long-term investments and are subject to change.

PGIM QMA International Equity Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA International Equity Fund’s Class Z shares returned –10.59% for the 12-month period that ended October 31, 2018, underperforming the –8.24% return of the MSCI All Country World Ex-US (MSCI ACWI Ex-US) Index (the Index) and the –8.49% return of the Lipper International Multi-Cap Core Funds Average.

What were the market conditions?

•

While 2017 was characterized as a year of synchronized global recovery, 2018 may be best described as a year of divergence. With the US Congress’ fiscal stimulus in late 2017 boosting economic activity, the US stands out among the world’s major economies with accelerating growth, even as other major economies appear to be slowing—at least in the near term.

•

Anxiety regarding a global trade war emerged in March 2018, eased in May, but intensified again in June on the heels of unprecedented acrimony at the G7 summit and the Trump administration’s threat to impose round after round of tariffs on Chinese goods. The G7, or Group of Seven, is a forum of the world’s largest industrialized economies and consists of Canada, France, Germany, Italy, Japan, the United Kingdom (the UK), and the US. Retaliatory measures by China ignited fears of a tit-for-tat escalation cycle, which would have been destructive for global growth.

•

Fears of trade wars abated toward the end of the summer with good news heralded by an agreement with Mexico, lower-than-expected tariffs on $200 billion of Chinese goods, and, lastly, a trade agreement with Canada that concluded renegotiation of NAFTA (North American Free Trade Agreement). US equity markets surged again, rising more than 7% from July through September and reaching new highs on reduced geopolitical anxiety and more good news on the earnings front.

•

US equities were volatile in October 2018, declining amid investor concerns about the pace of US economic growth and the outlook for corporate earnings. Toward the end of the month, US equities retraced some of their losses on positive economic news and solid earnings reports.

•

This singular strength of the US economy, accompanied by rising US interest rates and the stronger dollar, have put a strain on emerging markets. The rising rates have caused capital outflows from these markets, leading to sharp currency depreciation and unleashing a vicious cycle of inflation and rate hikes. This was especially the case in countries with significant political problems, economic imbalances, and limited reserves, such as Turkey and Argentina. Trade tensions and high oil prices exacerbated the problem, even in stronger emerging market countries, by putting additional pressure on foreign currency reserves. Nevertheless, the emerging markets crisis has been contained so far thanks to China’s commitment to doing “whatever it takes” to keep its economy stable and a proactive stance by other emerging market central banks.

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•

On an absolute basis, based on the performance of their respective MSCI indexes, developed equity markets outpaced their emerging market counterparts, and larger- capitalization companies outpaced smaller MSCI index constituents—a reversal of 2017 (emerging markets was the exception on a size basis).

What worked?

•

The Fund’s stock selection was effective in the larger-capitalization space. This was most notable in emerging markets, where Brazil far outpaced its peers on the back of a rebound in the energy sector, which rose significantly, and selection in financials, which staged a comeback in the last few months of the period. The country suffered significant setbacks this year as it struggled with widespread political scandal and economic uncertainty.

•	China also contributed significantly to performance, driven by stock selection in financials and underweights in the consumer discretionary and information technology sectors, each of which declined.

What didn’t work?

•

The challenging environment for valuation measures throughout the better part of the period was worsened by decreasing effectiveness from growth metrics. The measures fared the worst in the small capitalization space, which drove the Fund’s underperformance. This is an about-face from the market segment’s significant contributions in 2017.

•

The Fund’s allocation to small-cap stocks (an out-of-benchmark position), where factors weakened considerably during the period, drove the Fund’s underperformance. This segment contributed the most to the Fund’s notable gains in 2017.

•

Stock selection was the most challenged among small-cap stocks in developed markets, particularly in Germany (in the information technology and financials sectors) and in the UK, where selection was broadly difficult.

Current outlook

•

The global economy entered the last quarter of 2018 with good momentum. However, QMA believes growth has become less synchronized, more uneven, and less robust than in 2017, with economic activity accelerating in the US; moderating in the eurozone, UK, and Japan; and slowing in China and other emerging markets.

•

Trade tensions and the ongoing crisis in emerging markets top the downside risks. Trade uncertainty has now seeped into the gross domestic product (GDP) and business confidence data for Europe and Japan, while the combination of trade tensions, fears of Turkish lira contagion, and Federal Reserve rate hikes have contributed to slowdowns in a number of emerging markets, including China. However, QMA believes that, on balance, the near-term risk of a global downturn remains very low but that storm clouds are gathering.

PGIM QMA International Equity Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA International Equity Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$874.40	1.32%	$6.24
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72
Class B	Actual	$1,000.00	$868.80	2.53%	$11.92
	Hypothetical	$1,000.00	$1,012.45	2.53%	$12.83
Class C	Actual	$1,000.00	$870.20	2.10%	$9.90
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66
Class Z	Actual	$1,000.00	$875.30	1.00%	$4.73
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Class R6**	Actual	$1,000.00	$875.50	0.78%	$3.69
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund's fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA International Equity Fund	15

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS 96.9%

Australia 4.8%
AGL Energy Ltd.	96,027	$1,227,069
Aristocrat Leisure Ltd.	84,472	1,591,023
BHP Billiton PLC	22,181	441,925
BlueScope Steel Ltd.	104,507	1,071,654
CIMIC Group Ltd.	2,764	92,567
CSL Ltd.	13,576	1,821,490
Goodman Group, REIT	134,976	990,585
Macquarie Group Ltd.	23,516	1,961,664
Rio Tinto Ltd.	5,546	301,901
Rio Tinto PLC	34,589	1,680,928
Stockland, REIT	32,981	84,191
WPP AUNZ Ltd.	336,587	133,592

		11,398,589

Austria 0.1%
EVN AG	12,056	210,267

Belgium 0.1%
UCB SA	2,506	210,260

Brazil 2.1%
Banco Bradesco SA	12,300	99,286
Banco do Brasil SA	51,900	594,796
Banco Santander Brasil SA, UTS	152,100	1,725,966
Engie Brasil Energia SA	120,900	1,292,979
Petroleo Brasileiro SA	40,600	329,688
SLC Agricola SA	33,800	513,607
Transmissora Alianca de Energia Eletrica SA, UTS	65,500	394,954

		4,951,276

Canada 6.2%
Bank of Montreal	8,400	628,062
Canadian Imperial Bank of Commerce	20,500	1,770,246
Canadian National Railway Co.	23,100	1,974,761
Canadian Pacific Railway Ltd.	4,000	820,297
Corus Entertainment, Inc. (Class B Stock)	162,500	612,253
Genworth MI Canada, Inc.	10,100	331,513
Husky Energy, Inc.	62,700	886,359
Loblaw Cos. Ltd.	2,400	120,032
Rogers Communications, Inc. (Class B Stock)	2,600	133,886
Royal Bank of Canada	34,900	2,542,905

See Notes to Financial Statements.

PGIM QMA International Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Canada (cont’d.)
Shopify, Inc. (Class A Stock)*	1,100	$151,967
Sun Life Financial, Inc.	7,300	267,335
Suncor Energy, Inc.	6,300	211,332
Teck Resources Ltd. (Class B Stock)	66,400	1,372,436
Toronto-Dominion Bank (The)	51,500	2,856,960

		14,680,344

Chile 0.2%
Colbun SA	2,233,388	419,014

China 7.2%
Alibaba Group Holding Ltd., ADR*	6,100	867,908
Anhui Conch Cement Co. Ltd. (Class H Stock)	17,500	91,072
Asia Cement China Holdings Corp.	723,000	622,932
Bank of Shanghai Co. Ltd. (Class A Stock)	78,200	137,322
BOC Hong Kong Holdings Ltd.	44,500	166,621
China BlueChemical Ltd. (Class H Stock)	1,676,000	575,311
China Communications Services Corp. Ltd. (Class H Stock)	1,400,000	1,133,339
China International Travel Service Corp. Ltd. (Class A Stock)	12,100	93,647
China Petroleum & Chemical Corp. (Class H Stock)	1,704,000	1,391,107
China Railway Group Ltd. (Class H Stock)	106,000	94,904
China Resources Land Ltd.	36,000	122,737
China Shenhua Energy Co. Ltd. (Class H Stock)	39,500	89,832
China Unicom Hong Kong Ltd.	1,126,000	1,173,541
China United Network Communications Ltd. (Class A Stock)	153,600	119,717
China Yuhua Education Corp. Ltd., 144A	512,000	205,663
Chlitina Holding Ltd.	96,000	644,052
CITIC Telecom International Holdings Ltd.	890,000	279,786
CNOOC Ltd.	228,000	393,358
Country Garden Holdings Co. Ltd.	832,000	896,172
Daqin Railway Co. Ltd. (Class A Stock)	101,800	117,931
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	6,558	83,567
Lonking Holdings Ltd.	390,000	88,017
Momo, Inc., ADR*	7,300	245,061
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	65,000	616,836
Poly Property Group Co. Ltd.	2,643,000	792,219
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	2,138,000	1,280,772
Powerlong Real Estate Holdings Ltd.	551,000	188,727
Sany Heavy Industry Co. Ltd. (Class A Stock)	94,200	106,667
Shougang Fushan Resources Group Ltd.	2,122,000	429,995
Sinotruk Hong Kong Ltd.(a)	722,000	1,044,933
Tencent Holdings Ltd.	35,900	1,233,138
Weichai Power Co. Ltd. (Class H Stock)	902,000	897,397

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

China (cont’d.)
West China Cement Ltd.	1,296,000	$192,574
Wuliangye Yibin Co. Ltd. (Class A Stock)	11,100	76,937
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	86,000	81,948
Yuexiu Transport Infrastructure Ltd.	464,000	373,216

		16,948,956

Colombia 0.6%
Ecopetrol SA	1,310,210	1,532,205

Denmark 0.7%
H. Lundbeck A/S	3,114	145,265
Novo Nordisk A/S (Class B Stock)	21,501	928,775
Orsted A/S, 144A	2,270	144,371
Scandinavian Tobacco Group A/S, 144A	32,739	497,899

		1,716,310

Finland 0.4%
Neste OYJ	3,531	290,081
Nordea Bank Abp	37,350	324,915
UPM-Kymmene OYJ	13,199	425,059

		1,040,055

France 5.8%
AXA SA	41,981	1,050,979
Dassault Systemes SE	1,544	193,767
Eiffage SA	1,013	99,146
Eutelsat Communications SA	47,134	957,699
Hermes International	381	217,861
IPSOS	8,904	237,292
Kering SA	1,080	481,277
Klepierre SA, REIT	20,120	684,296
LVMH Moet Hennessy Louis Vuitton SE	7,755	2,361,427
Peugeot SA	58,551	1,393,577
Sanofi	31,733	2,827,730
Teleperformance	3,309	546,503
TOTAL SA	14,224	834,349
Vinci SA	20,238	1,808,095

		13,693,998

Germany 5.3%
Allianz SE	13,032	2,723,230

See Notes to Financial Statements.

PGIM QMA International Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Germany (cont’d.)
Amadeus Fire AG	1,263	$144,452
AURELIUS Equity Opportunities SE & Co. KGaA	14,623	681,690
Bayer AG	12,183	932,413
Covestro AG, 144A	10,549	682,319
Deutsche Lufthansa AG	48,733	979,974
Deutsche Pfandbriefbank AG, 144A	58,265	775,106
Deutsche Telekom AG	109,187	1,792,658
Fresenius Medical Care AG & Co. KGaA	1,163	91,184
Henkel AG & Co. KGaA	1,391	136,445
Infineon Technologies AG	67,864	1,361,691
Nemetschek SE	3,686	485,265
SAP SE	958	102,541
Siltronic AG	7,630	702,022
Sixt SE	6,638	676,799
Wirecard AG	1,427	268,254

		12,536,043

Hong Kong 1.7%
CK Asset Holdings Ltd.	57,500	373,863
CK Hutchison Holdings Ltd.	32,000	323,365
Galaxy Entertainment Group Ltd.	402	2,183
Hang Seng Bank Ltd.	61,400	1,441,123
Kerry Properties Ltd.	29,000	91,382
Swire Pacific Ltd. (Class A Stock)	114,500	1,192,025
WH Group Ltd., 144A	862,500	604,439
Wharf Real Estate Investment Co. Ltd.	15,000	93,049

		4,121,429

Hungary 0.2%
Magyar Telekom Telecommunications PLC	272,773	372,409
OTP Bank Nyrt	2,746	98,716

		471,125

India 2.0%
Endurance Technologies Ltd., 144A	11,950	196,153
Graphite India Ltd.	17,648	228,299
HCL Technologies Ltd.	92,006	1,317,270
Jubilant Foodworks Ltd.	49,386	727,292
Larsen & Toubro Infotech Ltd., 144A	33,321	798,076
Minda Industries Ltd.	74,836	315,288

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

India (cont’d.)
Tata Consultancy Services Ltd.	36,279	$953,596
Tech Mahindra Ltd.	10,180	102,734

		4,638,708

Indonesia 0.1%
Ace Hardware Indonesia Tbk PT	2,307,600	208,134

Ireland 0.6%
Bank of Ireland Group PLC	154,762	1,095,272
CRH PLC	10,186	304,212

		1,399,484

Israel 0.7%
Check Point Software Technologies Ltd.*	12,500	1,387,500
Israel Chemicals Ltd.	15,629	90,101
Plus500 Ltd.	12,856	222,283

		1,699,884

Italy 2.3%
Enel SpA	347,428	1,719,112
Eni SpA	99,727	1,771,835
Intesa Sanpaolo SpA	174,365	385,235
Mediobanca Banca di Credito Finanziario SpA	135,978	1,193,806
Poste Italiane SpA, 144A	49,691	357,166

		5,427,154

Japan 17.5%
Advantest Corp.	4,900	90,450
Asahi Group Holdings Ltd.	4,400	193,492
Asahi Kasei Corp.	14,800	178,620
Astellas Pharma, Inc.	115,000	1,786,140
Capcom Co. Ltd.	6,700	139,201
Central Japan Railway Co.	5,300	1,029,586
Dai-ichi Life Holdings, Inc.	13,000	247,048
Fast Retailing Co. Ltd.	3,800	1,924,733
Hitachi Ltd.	57,200	1,755,894
Isuzu Motors Ltd.	25,200	330,153
ITOCHU Corp.	96,400	1,791,992
Japan Tobacco, Inc.	44,200	1,132,888
JFE Holdings, Inc.	5,700	107,797
JXTG Holdings, Inc.	267,900	1,828,662

See Notes to Financial Statements.

PGIM QMA International Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Kansai Electric Power Co., Inc. (The)	8,300	$127,154
KDDI Corp.	68,200	1,675,551
Kirin Holdings Co. Ltd.	10,600	253,153
Kobe Steel Ltd.	35,700	288,208
Marubeni Corp.	31,300	254,504
Medipal Holdings Corp.	63,800	1,369,637
Mitsubishi Chemical Holdings Corp.	187,500	1,465,634
Mitsubishi Corp.	71,600	2,020,667
Mitsubishi UFJ Financial Group, Inc.	345,300	2,097,222
Mitsui & Co. Ltd.	57,700	966,156
Mizuho Financial Group, Inc.	293,900	506,429
Nippon Telegraph & Telephone Corp.	46,284	1,923,847
NTT DOCOMO, Inc.	60,100	1,511,071
ORIX Corp.	118,200	1,931,078
Resona Holdings, Inc.	27,600	145,960
Shin-Etsu Chemical Co. Ltd.	5,600	470,904
Shionogi & Co. Ltd.	14,600	936,229
Sompo Holdings, Inc.	4,200	173,885
Sony Corp.	45,100	2,433,509
Sumitomo Corp.	114,800	1,745,752
Sumitomo Mitsui Financial Group, Inc.	19,700	774,004
Suzuki Motor Corp.	17,200	859,583
Taisei Corp.	32,300	1,383,918
Tokio Marine Holdings, Inc.	8,400	398,071
Toyota Motor Corp.	51,333	3,011,636
Toyota Tsusho Corp.	3,000	108,372

		41,368,790

Luxembourg 0.6%
ArcelorMittal	55,208	1,374,145

Malaysia 0.1%
Genting Bhd	94,400	165,728

Mexico 0.1%
Concentradora Fibra Danhos SA de CV, REIT	151,700	200,890

Netherlands 3.1%
ABN AMRO Group NV, CVA, 144A	53,234	1,308,061
Aegon NV	229,735	1,409,752
ASR Nederland NV	18,624	847,220
Koninklijke Ahold Delhaize NV	64,771	1,483,182
NN Group NV	3,679	158,179

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Netherlands (cont’d.)
Royal Dutch Shell PLC (Class A Stock)	56,521	$1,802,010
Royal Dutch Shell PLC (Class B Stock)	6,509	212,871
Wolters Kluwer NV	3,399	193,145

		7,414,420

New Zealand 0.3%
Metlifecare Ltd.	102,941	390,914
Summerset Group Holdings Ltd.	60,451	262,612

		653,526

Norway 0.9%
Aker BP ASA	2,685	88,350
DNB ASA	65,971	1,192,384
Salmar ASA	15,800	832,465

		2,113,199

Pakistan 0.3%
Engro Fertilizers Ltd.	323,500	198,069
Oil & Gas Development Co. Ltd.	316,000	379,818
Pakistan Oilfields Ltd.	43,490	179,131

		757,018

Peru 0.1%
Credicorp Ltd.	800	180,568

Philippines 0.3%
SM Prime Holdings, Inc.	969,600	612,913

Poland 0.0%
Stalprodukt SA	1,135	109,025

Portugal 0.3%
Sonae SGPS SA	790,744	792,773

Qatar 0.5%
Industries Qatar QSC	17,424	670,841
Qatar Navigation QSC	14,750	287,479
United Development Co. QSC	42,641	164,001

		1,122,321

See Notes to Financial Statements.

PGIM QMA International Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Russia 1.3%
Evraz PLC	120,063	$833,461
Gazprom PJSC, ADR	102,260	484,508
Lukoil PJSC, ADR	7,998	597,451
Novatek PJSC, GDR	1,121	190,009
Sberbank of Russia PJSC, ADR	48,247	569,315
Tatneft PJSC, ADR	5,629	396,619

		3,071,363

Singapore 1.0%
United Overseas Bank Ltd.	60,200	1,061,247
Wilmar International Ltd.	540,500	1,235,300

		2,296,547

South Africa 1.3%
Adcock Ingram Holdings Ltd.	55,721	216,383
Anglo American PLC	91,214	1,952,496
Astral Foods Ltd.	45,569	611,890
Kumba Iron Ore Ltd.	8,137	159,167
Old Mutual Ltd.	61,014	93,763

		3,033,699

South Korea 4.1%
Daishin Securities Co. Ltd.	41,453	403,225
Hana Financial Group, Inc.	36,527	1,225,372
Industrial Bank of Korea	92,160	1,199,358
KB Financial Group, Inc.	28,528	1,184,928
Lotte Chemical Corp.	383	88,383
Mirae Asset Life Insurance Co. Ltd.	21,961	87,771
POSCO	5,979	1,353,394
Samsung C&T Corp.	917	87,526
Samsung Electronics Co. Ltd.	57,068	2,132,191
SK Hynix, Inc.	30,285	1,823,989
SK Telecom Co. Ltd.	407	95,577
Woori Bank	6,933	96,125

		9,777,839

Spain 1.3%
Amadeus IT Group SA	25,095	2,023,506

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Spain (cont’d.)
Endesa SA	4,388	$91,928
Repsol SA	52,797	945,555

		3,060,989

Sweden 2.7%
Atlas Copco AB (Class B Stock)	5,159	118,410
ICA Gruppen AB	12,082	427,374
Investor AB (Class B Stock)	32,317	1,401,853
Lundin Petroleum AB	3,245	98,812
Sandvik AB	87,418	1,381,080
Svenska Handelsbanken AB (Class A Stock)	121,959	1,326,391
Volvo AB (Class B Stock)	100,392	1,501,926

		6,255,846

Switzerland 4.8%
Chocoladefabriken Lindt & Spruengli AG	1	79,722
Georg Fischer AG	689	641,148
Logitech International SA	11,712	432,798
Nestle SA	21,616	1,825,826
Novartis AG	44,658	3,907,229
Oriflame Holding AG	5,824	137,546
Partners Group Holding AG	219	155,916
Roche Holding AG	15,130	3,679,098
Sonova Holding AG	682	111,514
Sunrise Communications Group AG, 144A*	2,716	239,177
Swatch Group AG (The)	547	184,565

		11,394,539

Taiwan 3.3%
Cathay Financial Holding Co. Ltd.	103,000	163,849
Formosa Petrochemical Corp.	29,000	114,721
Gigabyte Technology Co. Ltd.	440,000	580,727
Lien Hwa Industrial Corp.	645,700	637,337
President Chain Store Corp.	143,000	1,618,544
Taiwan Semiconductor Manufacturing Co. Ltd.	128,000	970,657
Uni-President Enterprises Corp.	615,000	1,484,019
Walsin Lihwa Corp.	1,196,000	597,924
Yageo Corp.	82,000	850,667
Yuanta Financial Holding Co. Ltd.	1,526,000	741,748

		7,760,193

See Notes to Financial Statements.

PGIM QMA International Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Thailand 1.3%
Electricity Generating PCL	96,700	$674,829
Plan B Media PCL	2,243,000	441,711
PTT Global Chemical PCL	150,200	351,242
PTT PCL	968,800	1,494,933

		2,962,715

Turkey 1.1%
Aygaz A/S	103,398	225,198
Eregli Demir ve Celik Fabrikalari TAS	610,246	989,429
Ford Otomotiv Sanayi A/S	46,224	497,199
Tekfen Holding A/S	198,157	754,659
Turkiye Garanti Bankasi A/S	73,538	91,997

		2,558,482

United Kingdom 9.2%
3i Group PLC	106,899	1,199,113
Berkeley Group Holdings PLC	27,257	1,219,810
BP PLC	84,281	609,227
British American Tobacco PLC	28,457	1,235,202
Britvic PLC	84,628	855,448
CNH Industrial NV	12,487	129,602
Coca-Cola European Partners PLC	33,700	1,533,013
EMIS Group PLC	12,126	140,385
Fiat Chrysler Automobiles NV*	14,364	219,184
GlaxoSmithKline PLC	40,764	788,645
HSBC Holdings PLC	99,115	814,769
Hunting PLC	10,767	92,898
Imperial Brands PLC	49,831	1,689,095
Inchcape PLC	86,474	598,198
JD Sports Fashion PLC	139,456	728,300
Land Securities Group PLC, REIT	114,922	1,253,591
Legal & General Group PLC	438,760	1,412,066
Linde PLC*	3,619	593,746
Lloyds Banking Group PLC	1,999,812	1,460,105
Melrose Industries PLC	59,213	127,785
Pearson PLC	110,042	1,261,037
Persimmon PLC	45,497	1,334,921
Reckitt Benckiser Group PLC	10,555	853,970
SSP Group PLC	38,414	327,932
Unilever NV, CVA	9,380	503,976
Unilever PLC	15,216	805,322

		21,787,340

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

United States 0.3%
BRP, Inc.	13,400	$539,074
QIAGEN NV*	2,708	98,216

		637,290
TOTAL COMMON STOCKS (cost $222,055,123)		228,765,393

EXCHANGE TRADED FUNDS 1.3%

United States
iShares MSCI EAFE ETF	39,100	2,442,186
iShares MSCI Emerging Markets ETF	17,600	689,216

TOTAL EXCHANGE TRADED FUNDS (cost $3,210,271)		3,131,402

PREFERRED STOCKS 1.1%

Brazil 0.9%
Banco do Estado do Rio Grande do Sul SA (PRFC) (Class B Stock)	130,900	689,059
Cia Paranaense de Energia (PRFC) (Class B Stock)	14,200	99,932
Petroleo Brasileiro SA (PRFC)	178,900	1,327,268

		2,116,259

South Korea 0.2%
Samsung Electronics Co. Ltd. (PRFC)	11,500	362,090

TOTAL PREFERRED STOCKS (cost $1,841,308)		2,478,349

TOTAL LONG-TERM INVESTMENTS (cost $227,106,702)		234,375,144

SHORT-TERM INVESTMENTS 0.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	101,342	101,342

See Notes to Financial Statements.

PGIM QMA International Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $1,092,106; includes $1,088,646 of cash collateral for securities on loan)(b)(w)	1,092,213	$1,092,213

TOTAL SHORT-TERM INVESTMENTS (cost $1,193,448)		1,193,555

TOTAL INVESTMENTS 99.8% (cost $228,300,150)		235,568,699
Other assets in excess of liabilities 0.2%		463,390

NET ASSETS 100.0%		$236,032,089

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia, Far East

ETF—Exchange Traded Fund

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,059,510; cash collateral of $1,088,646 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

28

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$11,398,589	$—
Austria	—	210,267	—
Belgium	—	210,260	—
Brazil	4,951,276	—	—
Canada	14,680,344	—	—
Chile	419,014	—	—
China	1,112,969	15,835,987	—
Colombia	1,532,205	—	—
Denmark	—	1,716,310	—
Finland	—	1,040,055	—
France	—	13,693,998	—
Germany	—	12,536,043	—
Hong Kong	—	4,121,429	—
Hungary	—	471,125	—
India	—	4,638,708	—
Indonesia	—	208,134	—
Ireland	—	1,399,484	—
Israel	1,387,500	312,384	—
Italy	—	5,427,154	—
Japan	—	41,368,790	—
Luxembourg	—	1,374,145	—
Malaysia	—	165,728	—
Mexico	200,890	—	—
Netherlands	—	7,414,420	—
New Zealand	—	653,526	—
Norway	—	2,113,199	—
Pakistan	—	757,018	—
Peru	180,568	—	—
Philippines	—	612,913	—
Poland	—	109,025	—
Portugal	—	792,773	—
Qatar	—	1,122,321	—
Russia	2,237,902	833,461	—
Singapore	—	2,296,547	—
South Africa	—	3,033,699	—
South Korea	—	9,777,839	—
Spain	—	3,060,989	—
Sweden	—	6,255,846	—
Switzerland	—	11,394,539	—
Taiwan	—	7,760,193	—
Thailand	—	2,962,715	—
Turkey	—	2,558,482	—
United Kingdom	2,126,759	19,660,581	—
United States	539,074	98,216	—
Exchange Traded Funds
United States	3,131,402	—	—

See Notes to Financial Statements.

PGIM QMA International Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Preferred Stocks
Brazil	$2,116,259	$—	$—
South Korea	—	362,090	—
Affiliated Mutual Funds	1,193,555	—	—

Total	$35,809,717	$199,758,982	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Banks	13.7%
Oil, Gas & Consumable Fuels	7.8
Pharmaceuticals	7.0
Metals & Mining	5.2
Insurance	4.2
Food Products	3.4
Diversified Telecommunication Services	3.0
Trading Companies & Distributors	2.9
Automobiles	2.7
Machinery	2.5
IT Services	2.5
Capital Markets	2.2
Household Durables	2.1
Semiconductors & Semiconductor Equipment	2.1
Chemicals	2.0
Real Estate Management & Development	2.0
Road & Rail	1.9
Tobacco	1.9
Food & Staples Retailing	1.8
Construction & Engineering	1.7
Media	1.6
Diversified Financial Services	1.5
Wireless Telecommunication Services	1.5
Technology Hardware, Storage & Peripherals	1.5
Textiles, Apparel & Luxury Goods	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Exchange Traded Funds	1.3
Beverages	1.2
Hotels, Restaurants & Leisure	1.2
Specialty Retail	1.2
Electric Utilities	1.1
Electronic Equipment, Instruments & Components	1.1
Independent Power & Renewable Electricity Producers	1.1

Software	0.9%
Health Care Providers & Services	0.9
Personal Products	0.8
Biotechnology	0.8
Interactive Media & Services	0.6
Multi-Utilities	0.5
Construction Materials	0.5
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	0.5
Household Products	0.5
Electrical Equipment	0.5
Thrifts & Mortgage Finance	0.4
Industrial Conglomerates	0.4
Airlines	0.4
Professional Services	0.4
Internet & Direct Marketing Retail	0.4
Distributors	0.3
Leisure Products	0.2
Auto Components	0.2
Paper & Forest Products	0.2
Transportation Infrastructure	0.2
Marine	0.1
Gas Utilities	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Entertainment	0.1
Life Sciences Tools & Services	0.1
Health Care Equipment & Supplies	0.0	*

See Notes to Financial Statements.

30

Industry Classification (cont’d.):

Energy Equipment & Services	0.0	*%

	99.8
Other assets in excess of liabilities	0.2

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Series did not hold any derivative instruments as of October 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$37,561

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended October, 31, 2018, the Series did not have any net change in unrealized appreciation (depreciation) on derivatives in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$1,059,510	$(1,059,510)	$—

See Notes to Financial Statements.

PGIM QMA International Equity Fund	31

Schedule of Investments (continued)

as of October 31, 2018

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

32

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $1,059,510:
Unaffiliated investments (cost $227,106,702)	$234,375,144
Affiliated investments (cost $1,193,448)	1,193,555
Foreign currency, at value (cost $248,780)	248,262
Tax reclaim receivable	1,110,143
Dividends and interest receivable	744,811
Receivable for Series shares sold	229,791
Receivable for investments sold	30,973
Prepaid expenses	2,157

Total Assets	237,934,836

Liabilities
Payable to broker for collateral for securities on loan	1,088,646
Payable for Series shares reacquired	262,495
Accrued expenses and other liabilities	147,637
Payable for investments purchased	126,467
Management fee payable	112,866
Affiliated transfer agent fee payable	78,152
Distribution fee payable	57,842
Foreign capital gains tax liability accrued	28,642

Total Liabilities	1,902,747

Net Assets	$236,032,089

Net assets were comprised of:
Common stock, at par	$339,558
Paid-in capital in excess of par	223,356,851
Total distributable earnings (loss)	12,335,680

Net assets, October 31, 2018	$236,032,089

See Notes to Financial Statements.

PGIM QMA International Equity Fund	33

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share, ($171,325,819 ÷ 24,631,106 shares of common stock issued and outstanding)	$6.96
Maximum sales charge (5.50% of offering price)	0.41

Maximum offering price to public	$7.37

Class B
Net asset value, offering price and redemption price per share, ($1,723,081 ÷ 260,170 shares of common stock issued and outstanding)	$6.62

Class C
Net asset value, offering price and redemption price per share, ($12,530,157 ÷ 1,888,024 shares of common stock issued and outstanding)	$6.64

Class Z
Net asset value, offering price and redemption price per share, ($13,901,035 ÷ 1,979,967 shares of common stock issued and outstanding)	$7.02

Class R6
Net asset value, offering price and redemption price per share, ($36,551,997 ÷ 5,196,530 shares of common stock issued and outstanding)	$7.03

See Notes to Financial Statements.

34

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,031,467 foreign withholding tax)	$9,296,990
Income from securities lending, net (including affiliated income of $6,204)	62,228
Affiliated dividend income	5,482

Total income	9,364,700

Expenses
Management fee	2,058,290
Distribution fee(a)	782,590
Transfer agent’s fees and expenses (including affiliated expense of $310,439)(a)	582,132
Custodian and accounting fees	221,867
Registration fees(a)	70,611
Shareholders’ reports	68,974
Audit fee	30,618
Legal fees and expenses	21,421
Directors’ fees	17,050
Miscellaneous	88,126

Total expenses	3,941,679
Less: Fee waiver and/or expense reimbursement(a)	(395,320)

Net expenses	3,546,359

Net investment income (loss)	5,818,341

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(55)) (net of foreign capital gains taxes $(90,255))	12,912,691
Foreign currency transactions	(159,807)

12,752,884

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $98) (net of change in foreign capital gains taxes $(28,642))	(47,084,832)
Foreign currencies	8,824

(47,076,008)

Net gain (loss) on investment and foreign currency transactions	(34,323,124)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(28,504,783)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	600,766	25,560	156,264	—	—
Transfer agent’s fees and expenses	501,514	19,041	36,473	24,981	123
Registration fees	14,676	14,335	14,258	12,640	14,702
Fee waiver and/or expense reimbursement	(267,384)	(17,471)	(20,865)	(22,772)	(66,828)

See Notes to Financial Statements.

PGIM QMA International Equity Fund	35

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$5,818,341	$4,384,696
Net realized gain (loss) on investment and foreign currency transactions		12,752,884	27,025,193
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(47,076,008)	28,366,824

Net increase (decrease) in net assets resulting from operations		(28,504,783)	59,776,713

Dividends and Distributions
Distributions from distributable earnings*
Class A		(3,767,555)	—
Class B		(34,288)	—
Class C		(206,355)	—
Class Z		(363,326)	—
Class R6		(939,275)	—

		(5,310,799)	—

Dividends from net investment income
Class A			(3,575,263)
Class B			(42,092)
Class C			(214,555)
Class Z			(1,161,844)

		*	(4,993,754)

Series share transactions (Net of share conversions)
Net proceeds from shares sold		15,948,974	12,665,842
Net asset value of shares issued in reinvestment of dividends and distributions		5,229,466	4,913,253
Cost of shares reacquired		(35,360,628)	(42,098,907)

Net increase (decrease) in net assets from Series share transactions		(14,182,188)	(24,519,812)

Total increase (decrease)		(47,997,770)	30,263,147

Net Assets:
Beginning of year		284,029,859	253,766,712

End of year(a)		$236,032,089	$284,029,859

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$3,897,086

*	For the year ended October 31, 2018, the Series has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

36

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA International Equity Fund (the “Series”). Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from

PGIM QMA International Equity Fund	37

Notes to Financial Statements (continued)

market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as

38

Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

PGIM QMA International Equity Fund	39

Notes to Financial Statements (continued)

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants and Rights: The Series held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned.

40

Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

PGIM QMA International Equity Fund	41

Notes to Financial Statements (continued)

principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.750% of the Series’ average daily net assets up to $2 billion, 0.70% of the next $3 billion and 0.690% of the average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.750% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 2.53% of average daily net assets for Class B shares, and 0.78% of average daily net assets for

42

Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

PIMS has advised the Series that it received $83,579 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2018, it received $0, $1,716 and $475 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM QMA International Equity Fund	43

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $1,921 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $309,138,124 and $323,000,404, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

44

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$234,025	$34,127,424	$34,260,107	$—	$—	$101,342	101,342	$5,482

PGIM Institutional Money Market Fund*
7,029,505	28,778,023	34,715,358	98	(55)	1,092,213	1,092,213	6,204	**

$7,263,530	$62,905,447	$68,975,465	$98	$(55)	$1,193,555		$11,686

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Series was $5,310,799 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Series was $4,993,754 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis were $5,343,097 of ordinary income and $874,172 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$229,450,288	$23,704,848	$(17,586,437)	$6,118,411

The difference between book and tax basis was primarily due to deferred losses on wash sales, investments in passive foreign investment companies and corporate spin-off adjustments.

For federal income tax purposes, the Series utilized approximately $10,778,000 of its capital loss carryforward to offset capital gains during the year ended October 31, 2018.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal

PGIM QMA International Equity Fund	45

Notes to Financial Statements (continued)

Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 700 million shares authorized for the Series, divided into six classes, designated Class A, Class B, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 100 million, 5 million, 100 million, 180 million, 180 million and 135 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 4,989,881 Class R6 shares of the Series. At reporting period end, four

46

shareholders of record held 41% of the Series’ outstanding shares on behalf of multiple beneficial owners, of which 12% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	804,151	$6,370,219
Shares issued in reinvestment of dividends and distributions	477,661	3,697,101
Shares reacquired	(2,740,309)	(21,405,716)

Net increase (decrease) in shares outstanding before conversion	(1,458,497)	(11,338,396)
Shares issued upon conversion from other share class(es)	98,091	763,413
Shares reacquired upon conversion into other share class(es)	(125,149)	(987,877)

Net increase (decrease) in shares outstanding	(1,485,555)	$(11,562,860)

Year ended October 31, 2017:
Shares sold	752,431	$5,382,926
Shares issued in reinvestment of dividends and distributions	558,922	3,504,441
Shares reacquired	(3,695,192)	(25,772,057)

Net increase (decrease) in shares outstanding before conversion	(2,383,839)	(16,884,690)
Shares issued upon conversion from other share class(es)	184,434	1,286,550
Shares reacquired upon conversion into other share class(es)	(243,609)	(1,688,042)

Net increase (decrease) in shares outstanding	(2,443,014)	$(17,286,182)

Class B
Year ended October 31, 2018:
Shares sold	28,928	$223,860
Shares issued in reinvestment of dividends and distributions	4,495	33,444
Shares reacquired	(86,909)	(647,663)

Net increase (decrease) in shares outstanding before conversion	(53,486)	(390,359)
Shares reacquired upon conversion into other share class(es)	(83,891)	(627,742)

Net increase (decrease) in shares outstanding	(137,377)	$(1,018,101)

Year ended October 31, 2017:
Shares sold	70,167	$511,080
Shares issued in reinvestment of dividends and distributions	6,760	40,832
Shares reacquired	(55,031)	(363,862)

Net increase (decrease) in shares outstanding before conversion	21,896	188,050
Shares reacquired upon conversion into other share class(es)	(120,582)	(808,620)

Net increase (decrease) in shares outstanding	(98,686)	$(620,570)

PGIM QMA International Equity Fund	47

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	97,298	$737,280
Shares issued in reinvestment of dividends and distributions	27,319	202,979
Shares reacquired	(422,142)	(3,144,588)

Net increase (decrease) in shares outstanding before conversion	(297,525)	(2,204,329)
Shares reacquired upon conversion into other share class(es)	(7,107)	(54,450)

Net increase (decrease) in shares outstanding	(304,632)	$(2,258,779)

Year ended October 31, 2017:
Shares sold	151,352	$1,041,106
Shares issued in reinvestment of dividends and distributions	34,905	210,474
Shares reacquired	(470,230)	(3,105,114)

Net increase (decrease) in shares outstanding before conversion	(283,973)	(1,853,534)
Shares reacquired upon conversion into other share class(es)	(84,714)	(563,607)

Net increase (decrease) in shares outstanding	(368,687)	$(2,417,141)

Class Z
Year ended October 31, 2018:
Shares sold	201,211	$1,579,542
Shares issued in reinvestment of dividends and distributions	45,785	356,667
Shares reacquired	(539,404)	(4,190,995)

Net increase (decrease) in shares outstanding before conversion	(292,408)	(2,254,786)
Shares issued upon conversion from other share class(es)	125,908	1,001,643
Shares reacquired upon conversion into other share class(es)	(16,340)	(125,981)

Net increase (decrease) in shares outstanding	(182,840)	$(1,379,124)

Year ended October 31, 2017:
Shares sold	650,610	$4,273,750
Shares issued in reinvestment of dividends and distributions	183,440	1,157,506
Shares reacquired	(825,492)	(5,651,314)

Net increase (decrease) in shares outstanding before conversion	8,558	(220,058)
Shares issued upon conversion from other share class(es)	241,534	1,676,815
Shares reacquired upon conversion into other share class(es)	(5,687,349)	(35,945,590)

Net increase (decrease) in shares outstanding	(5,437,257)	$(34,488,833)

48

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	917,539	$7,038,073
Shares issued in reinvestment of dividends and distributions	120,574	939,275
Shares reacquired	(744,222)	(5,971,666)

Net increase (decrease) in shares outstanding before conversion	293,891	2,005,682
Shares issued upon conversion from other share class(es)	3,823	30,994

Net increase (decrease) in shares outstanding	297,714	$2,036,676

Period ended October 31, 2017*:
Shares sold	201,769	$1,456,980
Shares reacquired†	(1,003,132)	(7,206,560)

Net increase (decrease) in shares outstanding before conversion	(801,363)	(5,749,580)
Shares issued upon conversion from other share class(es)	5,700,179	36,042,494

Net increase (decrease) in shares outstanding	4,898,816	$30,292,914

*	Commencement of offering was December 28, 2016.
†	Includes affiliated redemptions of 1,582 shares with a value of $12,199 for Class R6 shares.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 91 days that the Series had loans outstanding during the period was $324,253, borrowed at a weighted average interest rate of 3.10%. The maximum loan balance outstanding during the period was $1,855,000. At October 31,

PGIM QMA International Equity Fund	49

Notes to Financial Statements (continued)

2018, the Series did not have an outstanding loan balance.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on

50

the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM QMA International Equity Fund	51

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.95	$6.48		$6.65	$7.36	$7.37
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.11		0.11	0.11	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)	1.49		(0.17)	(0.65)	(0.02)
Total from investment operations	(0.84)	1.60		(0.06)	(0.54)	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.13)		(0.11)	(0.17)	(0.14)
Net asset value, end of year	$6.96	$7.95		$6.48	$6.65	$7.36
Total Return(b):	(10.81)%	25.17%		(0.93)%	(7.37)%	1.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$171,326	$207,626		$185,120	$211,314	$218,909
Average net assets (000)	$200,255	$192,517		$189,980	$229,598	$232,049
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.34%	1.58%		1.66%	1.62%	1.59%
Expenses before waivers and/or expense reimbursement	1.47%	1.59%	(d)	1.66%	1.62%	1.59%
Net investment income (loss)	2.08%	1.62%		1.69%	1.39%	2.02%
Portfolio turnover rate(e)	114%	105%		114%	111%	134%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class B Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.60	$6.21		$6.37	$7.05	$7.07
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05		0.06	0.05	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.96)	1.43		(0.16)	(0.61)	(0.03)
Total from investment operations	(0.89)	1.48		(0.10)	(0.56)	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.09)		(0.06)	(0.12)	(0.09)
Net asset value, end of year	$6.62	$7.60		$6.21	$6.37	$7.05
Total Return(b):	(11.90)%	24.12%		(1.55)%	(7.96)%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,723	$3,020		$3,080	$4,774	$5,006
Average net assets (000)	$2,556	$2,833		$3,710	$5,313	$5,868
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.53%	2.39%		2.36%	2.32%	2.29%
Expenses before waivers and/or expense reimbursement	3.21%	2.72%	(d)	2.36%	2.32%	2.29%
Net investment income (loss)	0.88%	0.75%		0.96%	0.68%	1.35%
Portfolio turnover rate(e)	114%	105%		114%	111%	134%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	53

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.60	$6.20		$6.37	$7.05	$7.07
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.06		0.06	0.06	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.97)	1.43		(0.17)	(0.62)	(0.03)
Total from investment operations	(0.87)	1.49		(0.11)	(0.56)	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.09)		(0.06)	(0.12)	(0.09)
Net asset value, end of year	$6.64	$7.60		$6.20	$6.37	$7.05
Total Return(b):	(11.52)%	24.33%		(1.71)%	(7.96)%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,530	$16,661		$15,892	$18,209	$18,146
Average net assets (000)	$15,626	$15,736		$16,416	$20,086	$19,402
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.10%	2.32%		2.36%	2.32%	2.29%
Expenses before waivers and/or expense reimbursement	2.23%	2.33%	(d)	2.36%	2.32%	2.29%
Net investment income (loss)	1.32%	0.86%		0.98%	0.71%	1.32%
Portfolio turnover rate(e)	114%	105%		114%	111%	134%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class Z Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.02	$6.54		$6.70	$7.42	$7.43
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.11		0.13	0.13	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.02)	1.52		(0.16)	(0.66)	(0.01)
Total from investment operations	(0.83)	1.63		(0.03)	(0.53)	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.15)		(0.13)	(0.19)	(0.16)
Net asset value, end of year	$7.02	$8.02		$6.54	$6.70	$7.42
Total Return(b):	(10.59)%	25.46%		(0.44)%	(7.15)%	2.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,901	$17,344		$49,675	$54,726	$48,064
Average net assets (000)	$17,055	$21,567		$50,923	$55,405	$53,881
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	1.31%		1.36%	1.32%	1.29%
Expenses before waivers and/or expense reimbursement	1.13%	1.32%	(d)	1.36%	1.32%	1.29%
Net investment income (loss)	2.44%	1.57%		1.99%	1.69%	2.07%
Portfolio turnover rate(e)	114%	105%		114%	111%	134%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	55

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2018	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.04	$6.32
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	1.57
Total from investment operations	(0.82)	1.72
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	—
Net asset value, end of period	$7.03	$8.04
Total Return(c):	(10.43)%	27.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36,552	$39,379
Average net assets (000)	$38,947	$37,891
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.78%	0.95%	(e)
Expenses before waivers and/or expense reimbursement	0.95%	0.99%	(f)(e)
Net investment income (loss)	2.61%	2.45%	(e)
Portfolio turnover rate(g)	114%	105%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA International Equity Fund (formerly Prudential QMA International Equity Fund) (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM QMA International Equity Fund	57

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Series reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
PGIM QMA International Equity Fund	85.69%

For the year ended October 31, 2018, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $929,768 foreign tax credit from recognized foreign source income of $10,747,314.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2018.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM QMA International Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM QMA International Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM QMA International Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM QMA International Equity Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA International Equity Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as

[1]	PGIM QMA International Equity Fund is a series of Prudential World Fund, Inc.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”)

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as to both PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses), caps annual fund operating expenses at 2.53% for Class B shares, and 0.78% for Class R6 shares through February 29, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA International Equity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	Z	R6*
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX	PJRQX
CUSIP	743969859	743969867	743969875	743969883	743969578

*Formerly known as Class Q shares.

MF190E

PGIM EMERGING MARKETS DEBT

LOCAL CURRENCY FUND

(Formerly known as Prudential Emerging Markets Debt Local Currency Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•

Long-duration positioning in Brazil added value, as did short-duration positioning in Turkey. Yield-curve positioning and security selection within Mexico added to performance over the reporting period.

•	Within foreign currencies, underweights to the Chilean peso, Philippine peso, Israeli new shekel, and Swiss franc were all strong contributors.

•

Overall yield-curve positioning and security selection were the largest detractors from performance over the period, highlighted by positioning in Russia and Brazil. Long-duration positions in Mexico also detracted from returns.

•	Overweights to the Indian rupee and Brazilan real, coupled with an underweight to the South African rand, were negative over the period.

•	An allocation to off-benchmark hard currency emerging markets hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Emerging Markets Debt Local Currency Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Emerging Markets Debt Local Currency Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Local Currency Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Emerging Markets Debt Local Currency Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–12.79	–3.92	–2.38 (3/30/11)
Class C	–10.47	–3.76	–2.42 (3/30/11)
Class Z	–8.83	–2.78	–1.50 (3/30/11)
Class R6*	–8.63	–2.68	–1.44 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	–6.58	–2.59	–0.97
Lipper Emerging Markets Local Currency Debt Funds Average
	–7.21	–2.26	–1.34

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–8.68	–3.03	–1.79 (3/30/11)
Class C	–9.61	–3.76	–2.42 (3/30/11)
Class Z	–8.83	–2.78	–1.50 (3/30/11)
Class R6*	–8.63	–2.68	–1.44 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	–6.58	–2.59	–0.97
Lipper Emerging Markets Local Currency Debt Funds Average
	–7.21	–2.26	–1.34

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper, Inc. and JP Morgan

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM Emerging Markets Debt Local Currency Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Local Currency Debt Funds Average—The Lipper Emerging Markets Local Currency Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Emerging Markets Local Currency Debt Funds universe for the periods noted. Funds in the Lipper Average seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. “Emerging markets” are defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Distributions and Yields as of 10/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.35	5.59	4.17
Class C	0.31	5.04	–0.17
Class Z	0.37	6.05	5.38
Class R6***	0.38	5.87	571.30

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	2.1
AA	6.4
A	32.2
BBB	32.5
BB	17.6
B	6.1
Not Rated	–0.2
Cash/Cash Equivalents	3.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Emerging Markets Debt Local Currency Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Local Currency Fund’s Class Z shares returned -8.83% in the 12-month reporting period that ended October 31, 2018, underperforming the -6.58% return of the JP Morgan GBI-EM Global Diversified Index (the Index) and the -7.21% return of the Lipper Emerging Markets Local Currency Debt Funds Average.

What were market conditions?

•

In 2017, emerging market (EM) economies benefited from the global economy’s improving momentum, generating numerous opportunities across local-rate emerging markets. On the back of improving fundamentals, such as narrower current account deficits, falling inflation, and growing central bank reserves, PGIM Fixed Income expected EM growth (excluding China) to accelerate in 2018 and outpace growth in the developed world. Although macro risks remained on the horizon (e.g., the ongoing removal of developed-market monetary stimulus, led by the Federal Reserve’s contracting balance sheet and prospects for three or four rate hikes in 2018), some of these concerns were remnants of the volatility surrounding 2013’s taper tantrum. Many idiosyncratic credit stories in emerging markets also dominated headlines, including Venezuela, Argentina, Brazil, Mexico, Ukraine, and Russia, among others.

•

Local-rate emerging markets started 2018 with a very strong January on the back of stable yields and appreciating currencies. This was followed by a soggier February and March as inflation fears, trade war rhetoric, spikes in volatility, and rising US interest rates drove investors to the sidelines. Despite giving up much of the gains achieved in January, local-rate emerging markets continued to outperform their hard currency counterparts, producing positive total returns for the quarter, led by South Africa, Mexico, and Columbia. The South African markets were bolstered by the selection of reform-minded Cyril Ramaphosa to head the African National Congress and then his ascension to South African president in February 2018, while Mexican assets rallied from oversold levels as investors became more comfortable with the outlook for North American Free Trade Agreement (NAFTA) negotiations and the country’s presidential elections in July 2018.

•

Pressure increased on the emerging market asset class in the second quarter of 2018 on the back of rising US Treasury rates, a stronger US dollar, mounting trade concerns, and coalescing idiosyncratic events. Emerging market foreign exchange (EMFX) also began a sharp sell-off in mid-April 2018 in response to capital outflows and weakening growth in Europe and Asia, thus weakening EMFX crosses at the margin. The stronger US dollar stoked fears that countries and/or companies with excessive external borrowing in dollars could be forced to refinance at less-favorable exchange rates and/or higher interest rates. Bonds from countries with large fiscal and external deficits, most notably Argentina and Turkey, were particularly sensitive to these developments. The recent EM instability seems to have been aggravated by idiosyncratic stories in Argentina, Turkey, Brazil, and Mexico, as opposed to broad-based weakness across the asset class. And while these idiosyncratic stories continued to loom over EM for the very short term, global growth

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remained on solid ground, shining a more positive light on potential second-half opportunities created by the recent stretch of underperformance. PGIM Fixed Income also notes that, in the context of country-specific concerns (in large part tied to political dynamics, particularly in Turkey, Mexico, and Brazil), policymakers have responded to the feedback from financial markets and have acted accordingly. For example, Argentina’s central bank recently implemented a series of rate hikes—1,275 basis points (bps)—and policy moves in conjunction with finalizing a $50 billion loan program with the International Monetary Fund and other multilateral lenders (an additional $5.65 billion) (one bps equals 0.01%). During the market turmoil of May and June, Turkey also raised its benchmark interest rate several times. India, Indonesia, and Mexico also raised rates. In Brazil, the central bank decided to increase the use of foreign exchange (FX) swaps, and the Treasury opted to buy back nominal local bonds in order to provide support and stability to the market.

•

After a tough second quarter in 2018, the emerging markets debt sector rebounded with hard-currency sovereign debt leading the way. There was significant monthly variability throughout the quarter—particularly in Argentina, Turkey, and Ecuador—amid concerns about vulnerability to tighter global financial conditions and idiosyncratic, issuer-specific factors. Macro developments in the third quarter of 2018 included periods of dollar resilience and escalating trade war rhetoric. The expectations of strong US growth relative to other developed and emerging markets posed a headwind for EMFX and similarly limited performance in hedged local bonds. In hedged local bonds, Turkey and Argentina posted double-digit losses year-to-date and had to hike rates significantly given severe currency weakness and elevated inflation. Argentina raised rates more than 3,275 bps and Turkey by 625 bps. Policy credibility remained an issue in both countries. Given some of the headwinds from EMFX, other central banks have also raised interest rates, including Indonesia, the Philippines, and Russia. More central banks could follow suit, but given that inflation—with a few exceptions—is contained, the hikes should be modest. In EMFX, the third quarter of 2018 started against a backdrop of US growth outperformance on the back of fiscal stimulus and lower growth forecasts for the eurozone and several EM countries, notably in Latin America. Trade policy uncertainty was also high throughout the quarter. These factors, along with the market pricing in a more aggressive Fed-hiking path relative to the rest of G-10 central banks, facilitated U.S. dollar strengthening over the past two quarters.

•

In October, emerging market local bonds were modestly negative in total return, with idiosyncratic stories dominating. The top performers were Argentina, Brazil, and Turkey. Argentina rallied from the International Monetary Fund’s approval of expedited funding; Brazil rallied from the presidential victory of market-favorite Jair Bolsonaro; and Turkey rallied from easing tensions with the US following the release of a captive US pastor. The bottom performer, Mexico, struggled with US border control issues and incoming President Andrés Manuel López Obrador’s cancellation of a partially finished international airport.

PGIM Emerging Markets Debt Local Currency Fund	13

Strategy and Performance Overview (continued)

What worked?

•	Long-duration positioning in Brazil added value, as did short-duration positioning in Turkey.

•	Yield-curve positioning and security selection within Mexico added to performance over the reporting period.

•	Within foreign currencies, underweights to the Chilean peso, Philippine peso, Israeli new shekel, and Swiss franc were all strong contributors.

What didn’t work?

•	Overall yield-curve positioning and security selection were the largest detractors from performance over the period, highlighted by positioning in Russia and Brazil.

•	Long-duration positions in Mexico also detracted from returns.

•	Overweights to the Indian rupee and Brazilan real, coupled with an underweight to the South African rand, were negative over the period.

•	An allocation to off-benchmark hard currency emerging markets hurt performance.

Did the Fund use derivatives, and how did they affect performance?

•

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning detracted from relative performance.

•	The Fund also used interest rate swaps to help manage duration and yield-curve exposure, which had a negligible impact on performance.

Current outlook

•

As the final quarter of 2018 progresses, PGIM Fixed Income is mindful of headwinds within emerging markets, yet remains comfortable adding risk, particularly where valuations are compelling after having reduced risk earlier in the year. Notable premiums have been built into spreads in countries where significant sell-offs occurred. PGIM Fixed Income’s outlook on emerging market debt is cautiously optimistic based on valuations, a decent global growth outlook, and adjustments that have already occurred. While there are distinct vulnerabilities, the risk of a credit event in sovereign and quasi-sovereign issuers in Argentina, Turkey, and other lower-rated countries is contained over the near term. Given the uncertainty of the future extent of Fed tightening, PGIM Fixed Income is more cautious of its longer-dated positioning, choosing to be positioned only in higher-rated sovereigns and quasi-sovereigns in the long end. The divergence in performance of local bond markets in recent months may present opportunities as the end of the year approaches. In local bond positioning, the Fund features overweights in Brazil, Mexico, and Singapore, while holding underweight positions in Chile and Thailand. Looking at FX positioning, the Fund features long positions in the Peruvian nuevo sol, Thai baht, and Indian rupee, and is short in the Hungarian forint, South African rand, and Polish zloty.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Emerging Markets Debt Local Currency Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$874.10	1.13%	$5.34
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class C	Actual	$1,000.00	$870.10	1.88%	$8.86
	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55
Class Z	Actual	$1,000.00	$874.70	0.88%	$4.16
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class R6**	Actual	$1,000.00	$874.10	0.88%	$4.16
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 94.7%

SOVEREIGN BONDS 90.8%

Angola 0.4%
Angolan Government International Bond, Sr. Unsec’d. Notes	9.500%	11/12/25		200	$220,220

Argentina 0.8%
Argentine Republic Government International Bond, Sr. Unsec’d. Notes	5.625	01/26/22		180	161,550
Provincia de Buenos Aires,
Sr. Unsec’d. Notes	9.125	03/16/24		200	178,502
Sr. Unsec’d. Notes	9.950	06/09/21		140	136,808

					476,860

Bahrain 0.3%
Bahrain Government International Bond, Sr. Unsec’d. Notes	6.125	07/05/22		200	201,252

Brazil 11.4%
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		435	421,406
Brazil Notas do Tesouro Nacionalie,
Notes, Ser. NTNF	10.000	01/01/23	BRL	9,511	2,623,225
Notes, Ser. NTNF	10.000	01/01/25	BRL	8,811	2,405,952
Notes, Ser. NTNF	10.000	01/01/27	BRL	4,465	1,201,141
Brazilian Government International Bond, Sr. Unsec’d. Notes	8.500	01/05/24	BRL	54	14,365

					6,666,089

Chile 1.5%
Bonos De La Tesoreria De La Republica En Pesos, Bonds	4.500	03/01/26	CLP	620,000	889,663

Colombia 4.5%
Colombian TES,
Bonds, Ser. B	6.000	04/28/28	COP	6,211,000	1,774,960
Bonds, Ser. B	10.000	07/24/24	COP	2,350,000	849,767

					2,624,727

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Czech Republic 4.8%
Czech Republic Government Bond,
Bonds, Ser. 089	2.400%	09/17/25	CZK	21,840	$974,244
Bonds, Ser. 095	1.000	06/26/26	CZK	8,540	343,806
Bonds, Ser. 097	0.450	10/25/23	CZK	32,680	1,332,095
Bonds, Ser. 104	0.750	02/23/21	CZK	3,840	163,967

					2,814,112

Ecuador 0.5%
Ecuador Government International Bond, Sr. Unsec’d. Notes	10.750	03/28/22		260	267,800

Egypt 0.4%
Egypt Government International Bond, Sr. Unsec’d. Notes, MTN	6.125	01/31/22		215	212,231

El Salvador 0.2%
El Salvador Government International Bond, Sr. Unsec’d. Notes	7.750	01/24/23		125	125,861

Gabon 0.3%
Gabon Government International Bond, Bonds	6.375	12/12/24		200	181,708

Greece 0.3%
Hellenic Republic Government Bond, Bonds	3.500	01/30/23	EUR	165	188,288

Hungary 4.8%
Hungary Government Bond,
Bonds, Ser. 21/B	2.500	10/27/21	HUF	52,800	188,453
Bonds, Ser. 22/A	7.000	06/24/22	HUF	126,770	517,103
Bonds, Ser. 25/B	5.500	06/24/25	HUF	431,680	1,717,303
Bonds, Ser. 27/A	3.000	10/27/27	HUF	81,000	270,353
Bonds, Ser. 31/A	3.250	10/22/31	HUF	48,200	153,921

					2,847,133

Indonesia 9.7%
Indonesia Treasury Bond, Sr. Unsec’d. Notes, Ser. 53	8.250	07/15/21	IDR	7,820,000	516,376

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Indonesia (cont’d.)
Indonesia Treasury Bond, (cont’d.)
Sr. Unsec’d. Notes, Ser. 56	8.375%	09/15/26	IDR	14,591,000	$945,617
Sr. Unsec’d. Notes, Ser. 59	7.000	05/15/27	IDR	7,765,000	460,205
Sr. Unsec’d. Notes, Ser. 61	7.000	05/15/22	IDR	3,000,000	189,980
Sr. Unsec’d. Notes, Ser. 63	5.625	05/15/23	IDR	2,250,000	132,758
Sr. Unsec’d. Notes, Ser. 64	6.125	05/15/28	IDR	6,455,000	356,665
Sr. Unsec’d. Notes, Ser. 65	6.625	05/15/33	IDR	8,100,000	439,033
Sr. Unsec’d. Notes, Ser. 68	8.375	03/15/34	IDR	13,300,000	834,613
Sr. Unsec’d. Notes, Ser. 70	8.375	03/15/24	IDR	7,910,000	515,106
Sr. Unsec’d. Notes, Ser. 71	9.000	03/15/29	IDR	7,310,000	490,577
Sr. Unsec’d. Notes, Ser. 72	8.250	05/15/36	IDR	10,260,000	631,696
Sr. Unsec’d. Notes, Ser. 73	8.750	05/15/31	IDR	2,705,000	176,933

					5,689,559

Iraq 0.5%
Iraq International Bond, Sr. Unsec’d. Notes	6.752	03/09/23		280	272,569

Ivory Coast 0.4%
Ivory Coast Government International Bond, Sr. Unsec’d. Notes	5.375	07/23/24		250	233,650

Kenya 0.3%
Kenya Government International Bond, Sr. Unsec’d. Notes	6.875	06/24/24		200	194,582

Malaysia 6.8%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Ser. 0111	4.160	07/15/21	MYR	130	31,462
Sr. Unsec’d. Notes, Ser. 0116	3.800	08/17/23	MYR	2,000	476,162
Sr. Unsec’d. Notes, Ser. 0118	3.882	03/14/25	MYR	1,060	251,218
Sr. Unsec’d. Notes, Ser. 0217	4.059	09/30/24	MYR	335	80,198
Sr. Unsec’d. Notes, Ser. 0311	4.392	04/15/26	MYR	285	68,936
Sr. Unsec’d. Notes, Ser. 0313	3.480	03/15/23	MYR	1,100	259,037
Sr. Unsec’d. Notes, Ser. 0314	4.048	09/30/21	MYR	1,375	332,051
Sr. Unsec’d. Notes, Ser. 0315	3.659	10/15/20	MYR	520	124,595
Sr. Unsec’d. Notes, Ser. 0316	3.900	11/30/26	MYR	3,070	722,383
Sr. Unsec’d. Notes, Ser. 0411	4.232	06/30/31	MYR	1,770	411,756
Sr. Unsec’d. Notes, Ser. 0413	3.844	04/15/33	MYR	140	30,768
Sr. Unsec’d. Notes, Ser. 0417	3.899	11/16/27	MYR	130	30,347

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Malaysia (cont’d.)
Malaysia Government Bond, (cont’d.)
Sr. Unsec’d. Notes, Ser. 0515	3.759%	03/15/19	MYR	440	$105,306
Sr. Unsec’d. Notes, Ser. 0517	3.441	02/15/21	MYR	2,250	535,947
Malaysia Government Investment Issue, Sr. Unsec’d. Notes, Ser. 0416	3.226	04/15/20	MYR	2,180	518,962

					3,979,128

Mexico 9.8%
Mexican Bonos,
Bonds, Ser. M	6.500	06/09/22	MXN	23,425	1,076,616
Bonds, Ser. M	8.000	11/07/47	MXN	5,750	253,916
Bonds, Ser. M20	7.500	06/03/27	MXN	63,195	2,862,453
Sr. Unsec’d. Notes, Ser. M	8.000	12/07/23	MXN	16,697	798,936
Sr. Unsec’d. Notes, Ser. M20	8.500	05/31/29	MXN	15,500	742,256

					5,734,177

Nigeria 0.4%
Nigeria Government International Bond, Sr. Unsec’d. Notes	5.625	06/27/22		230	226,656

Pakistan 0.6%
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec’d. Notes, 144A	5.625	12/05/22		400	381,570

Peru 3.9%
Peru Government Bond, Bonds	6.950	08/12/31	PEN	190	60,159
Sr. Unsec’d. Notes, 144A	6.150	08/12/32	PEN	285	84,042
Peruvian Government International Bond,
Sr. Unsec’d. Notes	5.200	09/12/23	PEN	1,444	436,862
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	5,100	1,614,786
Sr. Unsec’d. Notes	8.200	08/12/26	PEN	260	89,764

					2,285,613

Philippines 0.1%
Philippine Government Bond, Sr. Unsec’d. Notes, Ser. 1060	3.625	09/09/25	PHP	5,600	83,164

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Poland 4.7%
Republic of Poland Government Bond,
Bonds, Ser. 0725	3.250%	07/25/25	PLN	3,890	$1,035,772
Bonds, Ser. 0726	2.500	07/25/26	PLN	6,840	1,716,618

					2,752,390

Romania 0.4%
Romania Government Bond, Bonds, Ser. 10YR	5.850	04/26/23	RON	960	243,434

Russia 4.3%
Russian Federal Bond - OFZ,
Bonds, Ser. 6218	8.500	09/17/31	RUB	48,250	732,491
Bonds, Ser. 6219	7.750	09/16/26	RUB	33,100	483,116
Bonds, Ser. 6221	7.700	03/23/33	RUB	48,700	692,355
Bonds, Ser. 6222	7.100	10/16/24	RUB	42,250	604,063

					2,512,025

Singapore 2.1%
Singapore Government Bond,
Sr. Unsec’d. Notes	1.750	02/01/23	SGD	225	159,140
Sr. Unsec’d. Notes	2.375	06/01/25	SGD	340	244,724
Sr. Unsec’d. Notes	2.750	07/01/23	SGD	1,108	815,560

					1,219,424

South Africa 6.8%
Republic of South Africa Government Bond,
Bonds, Ser. 2032	8.250	03/31/32	ZAR	19,140	1,128,366
Bonds, Ser. 2040	9.000	01/31/40	ZAR	20,850	1,256,081
Bonds, Ser. 2044	8.750	01/31/44	ZAR	6,715	392,670
Bonds, Ser. 2048	8.750	02/28/48	ZAR	1,476	86,125
Bonds, Ser. R186	10.500	12/21/26	ZAR	15,508	1,114,691

					3,977,933

Sri Lanka 0.3%
Sri Lanka Government International Bond, Sr. Unsec’d. Notes	6.250	07/27/21		200	189,793

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Thailand 4.9%
Thailand Government Bond,
Sr. Unsec’d. Notes	2.125%	12/17/26	THB	19,520	$561,697
Sr. Unsec’d. Notes	2.875	06/17/46	THB	3,150	85,557
Sr. Unsec’d. Notes	3.400	06/17/36	THB	44,850	1,376,799
Sr. Unsec’d. Notes	3.625	06/16/23	THB	8,530	271,081
Sr. Unsec’d. Notes	3.775	06/25/32	THB	600	19,129
Sr. Unsec’d. Notes	4.875	06/22/29	THB	15,170	535,998

					2,850,261

Turkey 3.9%
Turkey Government Bond,
Bonds	7.100	03/08/23	TRY	3,515	409,030
Bonds	8.800	09/27/23	TRY	4,430	546,062
Bonds	10.600	02/11/26	TRY	4,479	570,532
Bonds	11.000	02/24/27	TRY	4,000	504,079
Turkey Government International Bond, Sr. Unsec’d. Notes	5.625	03/30/21		250	243,736

					2,273,439

Ukraine 0.5%
Ukraine Government International Bond, Sr. Unsec’d. Notes	7.750	09/01/22		325	315,042

Uruguay 0.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	9.875	06/20/22	UYU	3,260	97,755
Sr. Unsec’d. Notes, 144A	8.500	03/15/28	UYU	1,870	48,723

					146,478

TOTAL SOVEREIGN BONDS (cost $59,731,895)					53,276,831

CORPORATE BONDS 3.9%

Brazil 0.5%
Petrobras Global Finance BV, Gtd. Notes	6.250	03/17/24		285	288,277

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

China 0.6%
CNAC HK Finbridge Co. Ltd., Gtd. Notes	4.125%	03/14/21		355	$353,644

Indonesia 0.4%
Saka Energi Indonesia PT, Sr. Unsec’d. Notes	4.450	05/05/24		225	206,070

Jamaica 0.3%
Digicel Ltd., Gtd. Notes	6.750	03/01/23		235	188,588

Mexico 1.4%
America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	7,500	328,234
Petroleos Mexicanos,
Gtd. Notes, 144A	7.650	11/24/21	MXN	4,120	189,194
Gtd. Notes, MTN	6.875	08/04/26		315	313,740

					831,168

Russia 0.3%
Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes	5.942	11/21/23		200	190,933

South Africa 0.4%
Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes	5.750	01/26/21		235	225,013

TOTAL CORPORATE BONDS (cost $2,761,381)					2,283,693

TOTAL LONG-TERM INVESTMENTS (cost $62,493,276)					55,560,524

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
SHORT-TERM INVESTMENT 2.5%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,473,311)(w)	1,473,311	$1,473,311

TOTAL INVESTMENTS 97.2% (cost $63,966,587)		57,033,835
Other assets in excess of liabilities(z) 2.8%		1,650,873

NET ASSETS 100.0%		$58,684,708

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

S—Semiannual payment frequency for swaps

WIBOR—Warsaw Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

See Notes to Financial Statements.

24

USD—US Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/09/18	BNP Paribas	ARS	9,271	$243,642	$255,326	$11,684	$—
Expiring 11/09/18	BNP Paribas	ARS	9,170	236,338	252,553	16,215	—
Expiring 11/09/18	Citibank NA	ARS	3,866	89,213	106,489	17,276	—
Expiring 11/30/18	BNP Paribas	ARS	1,125	29,425	30,174	749	—
Expiring 11/30/18	BNP Paribas	ARS	1,123	29,447	30,118	671	—
Brazilian Real,
Expiring 12/04/18	Goldman Sachs International	BRL	3,771	1,017,696	1,009,935	—	(7,761)
Expiring 02/25/19	Citibank NA	BRL	857	253,701	228,003	—	(25,698)
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	377	289,200	286,601	—	(2,599)
Expiring 01/18/19	Goldman Sachs International	CAD	405	309,300	307,841	—	(1,459)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	104,447	156,400	150,182	—	(6,218)
Expiring 12/19/18	JPMorgan Chase	CLP	54,234	77,833	77,982	149	—
Expiring 12/19/18	Morgan Stanley	CLP	108,128	155,000	155,475	475	—
Expiring 12/19/18	Morgan Stanley	CLP	36,791	55,234	52,901	—	(2,333)
Expiring 12/19/18	UBS AG	CLP	69,533	104,000	99,980	—	(4,020)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	3,139,979	1,005,357	973,416	—	(31,941)
Expiring 12/14/18	Citibank NA	COP	455,607	144,225	141,241	—	(2,984)
Expiring 12/14/18	JPMorgan Chase	COP	576,106	178,582	178,597	15	—
Expiring 12/14/18	JPMorgan Chase	COP	471,933	158,949	146,302	—	(12,647)
Expiring 12/14/18	JPMorgan Chase	COP	428,652	133,980	132,885	—	(1,095)
Czech Koruna,
Expiring 01/25/19	UBS AG	CZK	3,104	139,000	136,645	—	(2,355)
Euro,
Expiring 01/25/19	Citibank NA	EUR	688	790,419	785,526	—	(4,893)
Expiring 02/25/19	Citibank NA	EUR	50	59,230	57,258	—	(1,972)
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	30,237	106,194	106,290	96	—
Indian Rupee,
Expiring 01/11/19	Citibank NA	INR	11,217	150,000	150,381	381	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 01/11/19	Goldman Sachs International	INR	16,087	$214,751	$215,670	$919	$—
Expiring 01/11/19	Goldman Sachs International	INR	15,379	206,445	206,180	—	(265)
Expiring 01/11/19	JPMorgan Chase	INR	59,876	803,807	802,721	—	(1,086)
Expiring 01/11/19	JPMorgan Chase	INR	48,261	641,555	647,010	5,455	—
Indonesian Rupiah,
Expiring 12/14/18	Deutsche Bank AG	IDR	887,775	58,696	58,052	—	(644)
Expiring 12/19/18	Barclays Bank PLC	IDR	9,098,458	596,804	594,502	—	(2,302)
Expiring 12/19/18	Barclays Bank PLC	IDR	6,666,628	440,448	435,604	—	(4,844)
Expiring 12/19/18	Barclays Bank PLC	IDR	2,175,724	142,000	142,164	164	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,546,522	101,000	101,051	51	—
Expiring 12/19/18	Citibank NA	IDR	1,361,789	89,000	88,981	—	(19)
Expiring 12/19/18	JPMorgan Chase	IDR	5,294,069	348,659	345,920	—	(2,739)
Expiring 12/19/18	JPMorgan Chase	IDR	1,209,111	79,260	79,005	—	(255)
Expiring 12/19/18	JPMorgan Chase	IDR	678,807	45,020	44,354	—	(666)
Expiring 12/19/18	Morgan Stanley	IDR	1,982,720	128,000	129,553	1,553	—
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	521	141,100	141,081	—	(19)
Mexican Peso,
Expiring 12/19/18	JPMorgan Chase	MXN	9,741	477,560	475,565	—	(1,995)
Expiring 12/19/18	UBS AG	MXN	1,885	98,000	92,022	—	(5,978)
Expiring 01/29/19	JPMorgan Chase	MXN	586	30,823	28,402	—	(2,421)
Expiring 01/29/19	UBS AG	MXN	4,131	209,000	200,307	—	(8,693)
Expiring 01/29/19	UBS AG	MXN	3,778	191,000	183,181	—	(7,819)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	5,589	182,000	181,730	—	(270)
Expiring 01/11/19	JPMorgan Chase	TWD	5,836	190,000	189,749	—	(251)
Expiring 01/11/19	JPMorgan Chase	TWD	5,566	180,000	180,985	985	—
Expiring 01/11/19	Morgan Stanley	TWD	6,892	223,000	224,098	1,098	—
Peruvian Nuevo Sol,
Expiring 12/19/18	BNP Paribas	PEN	1,702	514,472	503,730	—	(10,742)
Expiring 12/19/18	BNP Paribas	PEN	486	145,000	143,732	—	(1,268)
Expiring 12/19/18	Citibank NA	PEN	976	293,119	288,908	—	(4,211)
Expiring 12/19/18	JPMorgan Chase	PEN	499	150,492	147,867	—	(2,625)
Expiring 12/19/18	JPMorgan Chase	PEN	498	150,154	147,317	—	(2,837)
Expiring 12/19/18	JPMorgan Chase	PEN	320	96,000	94,862	—	(1,138)
Expiring 12/19/18	JPMorgan Chase	PEN	109	32,958	32,270	—	(688)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	12,449	228,001	231,981	3,980	—
Expiring 12/14/18	Barclays Bank PLC	PHP	9,708	178,000	180,900	2,900	—
Expiring 12/14/18	Barclays Bank PLC	PHP	8,789	161,000	163,773	2,773	—

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/14/18	Barclays Bank PLC	PHP	8,658	$159,000	$161,339	$2,339	$—
Expiring 12/14/18	Barclays Bank PLC	PHP	8,316	152,000	154,964	2,964	—
Expiring 12/14/18	Citibank NA	PHP	9,106	168,000	169,673	1,673	—
Expiring 12/14/18	Citibank NA	PHP	6,712	123,000	125,073	2,073	—
Expiring 12/14/18	JPMorgan Chase	PHP	11,242	207,000	209,488	2,488	—
Expiring 12/14/18	JPMorgan Chase	PHP	9,288	172,000	173,072	1,072	—
Expiring 12/14/18	JPMorgan Chase	PHP	7,853	147,001	146,336	—	(665)
Expiring 12/14/18	JPMorgan Chase	PHP	6,960	127,000	129,699	2,699	—
Expiring 12/14/18	Morgan Stanley	PHP	11,622	212,000	216,560	4,560	—
Expiring 12/14/18	Morgan Stanley	PHP	9,505	175,000	177,108	2,108	—
Expiring 12/14/18	Morgan Stanley	PHP	9,260	170,000	172,548	2,548	—
Polish Zloty,
Expiring 01/25/19	Barclays Bank PLC	PLN	5,532	1,481,313	1,445,350	—	(35,963)
Expiring 01/25/19	Toronto Dominion	PLN	410	110,000	107,164	—	(2,836)
Romanian Leu,
Expiring 01/25/19	BNP Paribas	RON	3,777	928,124	916,122	—	(12,002)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	9,962	152,000	150,291	—	(1,709)
Expiring 12/19/18	Barclays Bank PLC	RUB	9,467	141,000	142,821	1,821	—
Expiring 12/19/18	Barclays Bank PLC	RUB	7,148	108,000	107,837	—	(163)
Expiring 12/19/18	Citibank NA	RUB	3,325	49,391	50,157	766	—
Expiring 12/19/18	JPMorgan Chase	RUB	108,115	1,609,456	1,631,063	21,607	—
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	133	98,000	96,305	—	(1,695)
Expiring 11/09/18	Barclays Bank PLC	SGD	873	636,726	630,418	—	(6,308)
Expiring 11/09/18	Citibank NA	SGD	336	243,387	242,279	—	(1,108)
Expiring 11/09/18	Citibank NA	SGD	185	135,000	133,471	—	(1,529)
Expiring 11/09/18	Citibank NA	SGD	165	121,000	119,302	—	(1,698)
Expiring 11/09/18	Citibank NA	SGD	134	98,000	96,834	—	(1,166)
Expiring 11/09/18	Deutsche Bank AG	SGD	311	227,000	224,545	—	(2,455)
Expiring 11/09/18	Deutsche Bank AG	SGD	173	127,000	125,177	—	(1,823)
Expiring 11/09/18	Deutsche Bank AG	SGD	156	113,000	112,472	—	(528)
Expiring 11/09/18	Hong Kong & Shanghai Bank	SGD	121	87,812	87,257	—	(555)
Expiring 11/09/18	JPMorgan Chase	SGD	140	103,000	101,208	—	(1,792)
Expiring 11/09/18	JPMorgan Chase	SGD	137	101,000	99,244	—	(1,756)
Expiring 11/09/18	UBS AG	SGD	184	135,000	132,851	—	(2,149)
Expiring 11/09/18	UBS AG	SGD	136	100,000	98,491	—	(1,509)
Expiring 11/09/18	UBS AG	SGD	120	88,000	86,748	—	(1,252)
South African Rand,
Expiring 12/07/18	Bank of America	ZAR	2,184	151,196	147,335	—	(3,861)
Expiring 12/07/18	Barclays Bank PLC	ZAR	891	59,314	60,088	774	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/07/18	Deutsche Bank AG	ZAR	1,513	$103,000	$102,093	$—	$(907)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,836	126,000	123,845	—	(2,155)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,447	100,000	97,658	—	(2,342)
Expiring 12/07/18	UBS AG	ZAR	2,125	148,000	143,387	—	(4,613)
Expiring 12/07/18	UBS AG	ZAR	1,399	98,000	94,401	—	(3,599)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	265,994	235,748	234,071	—	(1,677)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	9,486	293,845	286,216	—	(7,629)
Expiring 11/09/18	Citibank NA	THB	6,084	186,000	183,559	—	(2,441)
Expiring 11/09/18	Citibank NA	THB	5,825	179,000	175,749	—	(3,251)
Expiring 11/09/18	Citibank NA	THB	5,661	173,000	170,816	—	(2,184)
Expiring 11/09/18	Citibank NA	THB	5,086	156,000	153,468	—	(2,532)
Expiring 11/09/18	Citibank NA	THB	4,830	150,000	145,737	—	(4,263)
Expiring 11/09/18	Citibank NA	THB	4,782	148,000	144,274	—	(3,726)
Expiring 11/09/18	Citibank NA	THB	4,576	139,000	138,075	—	(925)
Expiring 11/09/18	Citibank NA	THB	3,957	122,000	119,398	—	(2,602)
Expiring 11/09/18	Citibank NA	THB	3,396	105,000	102,456	—	(2,544)
Expiring 11/09/18	Citibank NA	THB	3,122	96,765	94,192	—	(2,573)
Expiring 11/09/18	Citibank NA	THB	3,082	93,087	93,001	—	(86)
Expiring 11/09/18	Citibank NA	THB	2,815	85,999	84,928	—	(1,071)
Expiring 11/09/18	Citibank NA	THB	1,605	48,336	48,416	80	—
Expiring 11/09/18	Deutsche Bank AG	THB	4,839	149,000	145,997	—	(3,003)
Expiring 11/09/18	UBS AG	THB	73,431	2,206,303	2,215,586	9,283	—
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	715	112,000	124,989	12,989	—
Expiring 12/07/18	Barclays Bank PLC	TRY	263	41,200	45,978	4,778	—
Expiring 12/07/18	Citibank NA	TRY	1,537	220,717	268,679	47,962	—
Expiring 12/07/18	Goldman Sachs International	TRY	327	48,375	57,198	8,823	—
Expiring 12/07/18	Hong Kong & Shanghai Bank	TRY	125	18,396	21,808	3,412	—
Expiring 12/07/18	JPMorgan Chase	TRY	934	149,341	163,185	13,844	—
Expiring 12/07/18	JPMorgan Chase	TRY	729	123,000	127,471	4,471	—
Expiring 12/07/18	JPMorgan Chase	TRY	586	102,366	102,390	24	—
Expiring 12/07/18	Morgan Stanley	TRY	696	106,000	121,666	15,666	—
Expiring 12/07/18	Toronto Dominion	TRY	4,288	628,131	749,448	121,317	—
Expiring 12/07/18	Toronto Dominion	TRY	757	119,000	132,383	13,383	—
Expiring 12/07/18	UBS AG	TRY	879	151,000	153,706	2,706	—
Expiring 12/07/18	UBS AG	TRY	118	18,265	20,610	2,345	—

				$29,675,083	$29,742,852	378,164	(310,395)

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	208	$147,574	$147,708	$—	$(134)
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	506	136,000	135,451	549	—
Expiring 12/04/18	BNP Paribas	BRL	166	44,200	44,369	—	(169)
Expiring 12/04/18	Goldman Sachs International	BRL	2,081	512,223	557,210	—	(44,987)
Expiring 12/04/18	Goldman Sachs International	BRL	382	102,592	102,214	378	—
Expiring 12/04/18	JPMorgan Chase	BRL	2,655	712,975	711,109	1,866	—
Expiring 12/04/18	JPMorgan Chase	BRL	658	163,987	176,264	—	(12,277)
Expiring 12/04/18	JPMorgan Chase	BRL	585	156,509	156,560	—	(51)
Expiring 02/25/19	Citibank NA	BRL	233	59,294	61,990	—	(2,696)
Canadian Dollar,
Expiring 01/18/19	Deutsche Bank AG	CAD	405	310,528	307,781	2,747	—
Expiring 01/18/19	Goldman Sachs International	CAD	383	295,231	291,592	3,639	—
Chilean Peso,
Expiring 12/19/18	BNP Paribas	CLP	396,112	588,734	569,560	19,174	—
Expiring 12/19/18	Citibank NA	CLP	34,551	52,565	49,680	2,885	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	2,003	287,000	285,783	1,217	—
Expiring 01/28/19	Deutsche Bank AG	CNH	1,423	204,000	202,993	1,007	—
Expiring 01/28/19	Morgan Stanley	CNH	11,920	1,709,002	1,700,966	8,036	—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	385,059	128,000	119,371	8,629	—
Expiring 12/14/18	Citibank NA	COP	116,665	38,448	36,167	2,281	—
Expiring 12/14/18	Morgan Stanley	COP	415,017	135,000	128,658	6,342	—
Expiring 12/14/18	Morgan Stanley	COP	317,100	105,000	98,303	6,697	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	11,268	500,827	496,061	4,766	—
Expiring 01/25/19	Deutsche Bank AG	CZK	11,268	503,827	496,060	7,767	—
Euro,
Expiring 01/25/19	UBS AG	EUR	124	141,350	141,052	298	—
Expiring 02/25/19	Citibank NA	EUR	200	253,730	229,032	24,698	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	154,610	557,453	543,489	13,964	—
Expiring 01/25/19	Toronto Dominion	HUF	210,316	754,120	739,307	14,813	—
Expiring 01/25/19	Toronto Dominion	HUF	103,588	372,059	364,137	7,922	—
Expiring 01/25/19	UBS AG	HUF	31,414	111,000	110,429	571	—
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase	INR	12,910	174,000	173,079	921	—
Expiring 01/11/19	JPMorgan Chase	INR	10,984	147,000	147,253	—	(253)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 01/11/19	JPMorgan Chase	INR	10,087	$135,000	$135,232	$—	$(232)
Expiring 01/11/19	JPMorgan Chase	INR	9,251	125,000	124,020	980	—
Expiring 01/11/19	JPMorgan Chase	INR	6,816	92,000	91,382	618	—
Expiring 01/11/19	Morgan Stanley	INR	6,663	90,000	89,332	668	—
Indonesian Rupiah,
Expiring 12/14/18	Barclays Bank PLC	IDR	887,775	57,638	58,052	—	(414)
Expiring 12/19/18	Barclays Bank PLC	IDR	4,022,041	265,050	262,804	2,246	—
Expiring 12/19/18	Barclays Bank PLC	IDR	3,606,428	235,000	235,648	—	(648)
Expiring 12/19/18	Barclays Bank PLC	IDR	3,458,931	229,000	226,010	2,990	—
Expiring 12/19/18	Barclays Bank PLC	IDR	2,191,912	142,000	143,222	—	(1,222)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,888,210	123,000	123,376	—	(376)
Expiring 12/19/18	Citibank NA	IDR	1,150,554	76,627	75,178	1,449	—
Expiring 12/19/18	JPMorgan Chase	IDR	4,179,399	276,000	273,086	2,914	—
Expiring 12/19/18	JPMorgan Chase	IDR	3,946,815	262,000	257,889	4,111	—
Expiring 12/19/18	JPMorgan Chase	IDR	3,782,061	249,000	247,124	1,876	—
Expiring 12/19/18	JPMorgan Chase	IDR	3,760,846	249,000	245,737	3,263	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,662,434	177,000	173,966	3,034	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,658,145	173,000	173,686	—	(686)
Expiring 12/19/18	JPMorgan Chase	IDR	1,986,615	131,173	129,807	1,366	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,801,637	119,274	117,721	1,553	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,548,669	100,827	101,192	—	(365)
Expiring 12/19/18	JPMorgan Chase	IDR	1,387,566	90,000	90,665	—	(665)
Expiring 12/19/18	Morgan Stanley	IDR	2,237,156	147,521	146,178	1,343	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	2,178	594,608	589,779	4,829	—
Malaysian Ringgit,
Expiring 12/05/18	Barclays Bank PLC	MYR	1,493	360,755	356,440	4,315	—
Expiring 12/05/18	Barclays Bank PLC	MYR	516	124,590	123,174	1,416	—
Mexican Peso,
Expiring 12/19/18	Barclays Bank PLC	MXN	36,965	1,945,020	1,804,653	140,367	—
Expiring 12/19/18	Citibank NA	MXN	176	9,105	8,567	538	—
Expiring 12/19/18	JPMorgan Chase	MXN	1,325	69,007	64,687	4,320	—
Expiring 12/19/18	JPMorgan Chase	MXN	888	46,418	43,361	3,057	—
Expiring 01/29/19	UBS AG	MXN	3,718	190,000	180,274	9,726	—
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	3,757	122,000	122,168	—	(168)
Expiring 01/11/19	Morgan Stanley	TWD	4,957	161,000	161,180	—	(180)
Expiring 01/11/19	UBS AG	TWD	10,740	352,925	349,188	3,737	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	227	147,606	148,068	—	(462)
Peruvian Nuevo Sol,
Expiring 12/19/18	Citibank NA	PEN	211	63,719	62,572	1,147	—

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/19/18	JPMorgan Chase	PEN	642	$193,000	$190,127	$2,873	$—
Expiring 12/19/18	JPMorgan Chase	PEN	307	92,000	90,812	1,188	—
Expiring 12/19/18	Morgan Stanley	PEN	471	142,000	139,455	2,545	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	5,816	108,000	108,381	—	(381)
Expiring 12/14/18	Citibank NA	PHP	8,618	158,000	160,589	—	(2,589)
Expiring 12/14/18	Citibank NA	PHP	4,764	88,000	88,778	—	(778)
Expiring 12/14/18	JPMorgan Chase	PHP	8,974	166,000	167,219	—	(1,219)
Expiring 12/14/18	JPMorgan Chase	PHP	8,701	161,000	162,138	—	(1,138)
Expiring 12/14/18	JPMorgan Chase	PHP	8,260	151,000	153,919	—	(2,919)
Expiring 12/14/18	Morgan Stanley	PHP	27,951	512,057	520,830	—	(8,773)
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	8,573	127,018	129,333	—	(2,315)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	2,145	1,569,653	1,548,952	20,701	—
Expiring 11/09/18	Citibank NA	SGD	266	194,545	191,719	2,826	—
Expiring 11/09/18	Deutsche Bank AG	SGD	251	181,000	181,080	—	(80)
Expiring 11/09/18	Deutsche Bank AG	SGD	205	149,000	148,214	786	—
Expiring 11/09/18	Deutsche Bank AG	SGD	122	88,000	87,954	46	—
Expiring 11/09/18	Goldman Sachs International	SGD	170	124,000	123,046	954	—
Expiring 11/09/18	Goldman Sachs International	SGD	145	105,000	104,468	532	—
Expiring 11/09/18	Hong Kong & Shanghai Bank	SGD	419	306,688	302,308	4,380	—
Expiring 11/09/18	JPMorgan Chase	SGD	159	116,000	114,775	1,225	—
Expiring 11/09/18	Morgan Stanley	SGD	167	122,800	120,817	1,983	—
Expiring 11/09/18	Toronto Dominion	SGD	847	616,347	611,311	5,036	—
Expiring 11/09/18	UBS AG	SGD	281	203,000	202,610	390	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	2,615	181,807	177,064	4,743	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	301	19,688	20,313	—	(625)
Expiring 12/07/18	Barclays Bank PLC	ZAR	301	19,688	20,313	—	(625)
Expiring 12/07/18	Citibank NA	ZAR	2,128	149,052	143,551	5,501	—
Expiring 12/07/18	Citibank NA	ZAR	1,616	112,293	109,045	3,248	—
Expiring 12/07/18	Citibank NA	ZAR	1,259	86,708	84,933	1,775	—
Expiring 12/07/18	Citibank NA	ZAR	1,030	70,930	69,463	1,467	—
Expiring 12/07/18	Citibank NA	ZAR	706	48,573	47,660	913	—
Expiring 12/07/18	Goldman Sachs International	ZAR	1,846	119,339	124,568	—	(5,229)
Expiring 12/07/18	Goldman Sachs International	ZAR	351	22,875	23,672	—	(797)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/07/18	JPMorgan Chase	ZAR	1,884	$121,000	$127,115	$—	$(6,115)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,768	117,632	119,271	—	(1,639)
Expiring 12/07/18	JPMorgan Chase	ZAR	581	39,896	39,219	677	—
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	366,178	322,337	322,231	106	—
Expiring 01/16/19	Barclays Bank PLC	KRW	167,620	149,341	147,503	1,838	—
Expiring 01/16/19	Barclays Bank PLC	KRW	136,332	120,000	119,970	30	—
Expiring 01/16/19	Goldman Sachs International	KRW	162,590	144,000	143,077	923	—
Expiring 01/16/19	JPMorgan Chase	KRW	170,603	150,000	150,127	—	(127)
Expiring 01/16/19	JPMorgan Chase	KRW	118,899	105,000	104,629	371	—
Expiring 01/16/19	Morgan Stanley	KRW	190,562	168,000	167,692	308	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	213	215,207	213,166	2,041	—
Expiring 01/25/19	Toronto Dominion	CHF	213	215,414	213,166	2,248	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	5,473	165,000	165,120	—	(120)
Expiring 11/09/18	Citibank NA	THB	4,889	147,000	147,524	—	(524)
Expiring 11/09/18	Citibank NA	THB	4,095	125,185	123,557	1,628	—
Expiring 11/09/18	Citibank NA	THB	3,902	120,000	117,723	2,277	—
Expiring 11/09/18	Citibank NA	THB	2,270	70,244	68,500	1,744	—
Expiring 11/09/18	Citibank NA	THB	1,807	55,000	54,514	486	—
Expiring 11/09/18	Citibank NA	THB	1,692	52,454	51,052	1,402	—
Expiring 11/09/18	Citibank NA	THB	1,586	48,600	47,866	734	—
Expiring 11/09/18	Citibank NA	THB	934	28,538	28,174	364	—
Expiring 11/09/18	UBS AG	THB	851	26,223	25,683	540	—
Turkish Lira,
Expiring 12/07/18	Goldman Sachs International	TRY	334	51,096	58,455	—	(7,359)
Expiring 12/07/18	JPMorgan Chase	TRY	756	129,900	132,103	—	(2,203)
Expiring 12/07/18	JPMorgan Chase	TRY	311	49,426	54,270	—	(4,844)
Expiring 12/07/18	JPMorgan Chase	TRY	199	34,240	34,839	—	(599)
Expiring 12/07/18	Morgan Stanley	TRY	2,104	332,046	367,699	—	(35,653)

				$26,943,931	$26,672,708	423,859	(152,636)

						$802,023	$(463,031)

See Notes to Financial Statements.

32

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)	In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/25/19		CHF 213	EUR 187	$—	$(90)	Toronto Dominion

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
MXN	14,650	06/04/25	6.470%(M)	28 Day Mexican Interbank Rate(2)(M)	$12	$(90,588)	$(90,600)
PLN	3,430	09/21/22	2.312%(A)	6 Month WIBOR(2)(S)	—	(1,269)	(1,269)

					$12	$(91,857)	$(91,869)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$170,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Sovereign Bonds
Angola	$—	$220,220	$—
Argentina	—	476,860	—
Bahrain	—	201,252	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	33

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds (continued)
Brazil	$—	$6,666,089	$—
Chile	—	889,663	—
Colombia	—	2,624,727	—
Czech Republic	—	2,814,112	—
Ecuador	—	267,800	—
Egypt	—	212,231	—
El Salvador	—	125,861	—
Gabon	—	181,708	—
Greece	—	188,288	—
Hungary	—	2,847,133	—
Indonesia	—	5,689,559	—
Iraq	—	272,569	—
Ivory Coast	—	233,650	—
Kenya	—	194,582	—
Malaysia	—	3,979,128	—
Mexico	—	5,734,177	—
Nigeria	—	226,656	—
Pakistan	—	381,570	—
Peru	—	2,285,613	—
Philippines	—	83,164	—
Poland	—	2,752,390	—
Romania	—	243,434	—
Russia	—	2,512,025	—
Singapore	—	1,219,424	—
South Africa	—	3,977,933	—
Sri Lanka	—	189,793	—
Thailand	—	2,850,261	—
Turkey	—	2,273,439	—
Ukraine	—	315,042	—
Uruguay	—	146,478	—
Corporate Bonds
Brazil	—	288,277	—
China	—	353,644	—
Indonesia	—	206,070	—
Jamaica	—	188,588	—
Mexico	—	831,168	—
Russia	—	190,933	—
South Africa	—	225,013	—
Affiliated Mutual Fund	1,473,311	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	338,992	—
OTC Cross Currency Exchange Contract	—	(90)	—
Centrally Cleared Interest Rate Swap Agreements	—	(91,869)	—

Total	$1,473,311	$55,807,557	$—

See Notes to Financial Statements.

34

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Sovereign Bonds	90.8%
Affiliated Mutual Fund	2.5
Oil & Gas	1.7
Telecommunications	0.9
Chemicals	0.6
Electric	0.4
Banks	0.3%

97.2
Other assets in excess of liabilities	2.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—	Unrealized depreciation on OTC cross currency exchange contracts	$90
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	802,023	Unrealized depreciation on OTC forward foreign currency exchange contracts	463,031
Interest rate contracts	—	—	Due from/to broker—variation margin swaps	91,869	*

		$802,023		$554,990

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	35

Schedule of Investments (continued)

as of October 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(33,050)	$52,650	$(2,062,827)	$—
Interest rate contracts	—	—	—	13,613

Total	$(33,050)	$52,650	$(2,062,827)	$13,613

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(8,301)	$(20,917)	$510,997	$—
Interest rate contracts	—	—	—	(65,747)

Total	$(8,301)	$(20,917)	$510,997	$(65,747)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$54,118	$1,547,552	$33,448,662

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)
$22,711,340	$398,317	$1,511,078

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

See Notes to Financial Statements.

36

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(5,690)	$(5,690)	$—	$(5,690)
Barclays Bank PLC	198,019	(55,599)	142,420	—	142,420
BNP Paribas	50,534	(24,181)	26,353	—	26,353
Citibank NA	162,613	(122,622)	39,991	—	39,991
Deutsche Bank AG	13,570	(9,440)	4,130	—	4,130
Goldman Sachs International	16,168	(67,857)	(51,689)	—	(51,689)
Hong Kong & Shanghai Bank	7,792	(555)	7,237	—	7,237
JPMorgan Chase	103,082	(84,863)	18,219	—	18,219
Morgan Stanley	55,930	(46,939)	8,991	—	8,991
Toronto Dominion	164,719	(3,388)	161,331	—	161,331
UBS AG	29,596	(41,987)	(12,391)	—	(12,391)

	$802,023	$(463,121)	$338,902	$—	$338,902

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	37

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $62,493,276)	$55,560,524
Affiliated investments (cost $1,473,311)	1,473,311
Foreign currency, at value (cost $229,980)	227,739
Interest receivable	1,032,949
Unrealized appreciation on OTC forward foreign currency exchange contracts	802,023
Deposit with broker for centrally cleared/exchange-traded derivatives	170,000
Receivable for Series shares sold	144,243
Tax reclaim receivable	43,409
Receivable for investments sold	35
Prepaid expenses	939

Total Assets	59,455,172

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	463,031
Payable for Series shares reacquired	163,678
Payable for investments purchased	75,259
Custodian and accounting fees payable	40,279
Accrued expenses and other liabilities	18,105
Due to broker—variation margin swaps	5,507
Management fee payable	1,193
Distribution fee payable	1,153
Payable to custodian	935
Affiliated transfer agent fee payable	672
Dividends payable	562
Unrealized depreciation on OTC cross currency exchange contracts	90

Total Liabilities	770,464

Net Assets	$58,684,708

Net assets were comprised of:
Common stock, at par	$105,414
Paid-in capital in excess of par	69,876,857
Total distributable earnings (loss)	(11,297,563)

Net assets, October 31, 2018	$58,684,708

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share, ($ 3,145,662 ÷ 570,211 shares of common stock issued and outstanding)	$5.52
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price to public	$5.78

Class C
Net asset value, offering price and redemption price per share, ($ 537,983 ÷ 96,790 shares of common stock issued and outstanding)	$5.56

Class Z
Net asset value, offering price and redemption price per share, ($ 55,000,167 ÷ 9,874,282 shares of common stock issued and outstanding)	$5.57

Class R6
Net asset value, offering price and redemption price per share, ($ 896 ÷ 161 shares of common stock issued and outstanding)	$5.56

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	39

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income (net of $94,350 foreign withholding tax)	$3,449,900
Affiliated dividend income	24,046
Income from securities lending, net (including affiliated income of $409)	509

Total income	3,474,455

Expenses
Management fee	435,377
Distribution fee(a)	16,986
Custodian and accounting fees	154,510
Registration fees(a)	64,325
Audit fee	64,197
Shareholders’ reports	29,646
Transfer agent’s fees and expenses (including affiliated expense of $3,216)(a)	23,572
Legal fees and expenses	18,609
Directors’ fees	13,273
Miscellaneous	15,829

Total expenses	836,324
Less: Fee waiver and/or expense reimbursement(a)	(340,226)

Net expenses	496,098

Net investment income (loss)	2,978,357

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $267)	(3,334,038)
Forward and cross currency contract transactions	(2,062,827)
Options written transactions	52,650
Swap agreement transactions	13,613
Foreign currency transactions	(340,644)

(5,671,246)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $21,602)	(5,921,095)
Forward and cross currency contracts	510,997
Options written	(20,917)
Swap agreements	(65,747)
Foreign currencies	(31,389)

(5,528,151)

Net gain (loss) on investment and foreign currency transactions	(11,199,397)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(8,221,040)

See Notes to Financial Statements.

40

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	10,262	6,724	—	—
Registration fees	15,564	15,564	17,633	15,564
Transfer agent’s fees and expenses	6,123	1,220	16,194	35
Fee waiver and/or expense reimbursement	(42,164)	(20,232)	(262,227)	(15,603)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	41

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$2,978,357	$1,701,413
Net realized gain (loss) on investment and foreign currency transactions		(5,671,246)	(532,379)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(5,528,151)	488,486

Net increase (decrease) in net assets resulting from operations		(8,221,040)	1,657,520

Dividends and Distributions
Tax return of capital distributions
Class A		(233,404)	(127,487)
Class C		(32,950)	(19,611)
Class Z		(2,899,199)	(950,614)
Class R6		(60)	(35)

		(3,165,613)	(1,097,747)

Dividends from net investment income
Class A			(85,906)
Class C			(13,215)
Class Z			(640,570)
Class R6			(23)

		*	(739,714)

Series share transactions (Net of share conversions)
Net proceeds from shares sold		50,204,752	7,471,777
Net asset value of shares issued in reinvestment of dividends and distributions		3,154,838	1,804,721
Cost of shares reacquired		(14,112,150)	(10,512,516)

Net increase (decrease) in net assets from Series share transactions		39,247,440	(1,236,018)

Total increase (decrease)		27,860,787	(1,415,959)

Net Assets:
Beginning of year		30,823,921	32,239,880

End of year(a)		$58,684,708	$30,823,921

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(380,602)

*	For the year ended October 31, 2018, the Series has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

42

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Emerging Markets Debt Local Currency Fund (the “Series”). Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation

PGIM Emerging Markets Debt Local Currency Fund	43

Notes to Financial Statements (continued)

Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate

44

swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These

PGIM Emerging Markets Debt Local Currency Fund	45

Notes to Financial Statements (continued)

Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and

46

payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value

PGIM Emerging Markets Debt Local Currency Fund	47

Notes to Financial Statements (continued)

of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Swap Agreements: The Series may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other

48

determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

PGIM Emerging Markets Debt Local Currency Fund	49

Notes to Financial Statements (continued)

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include

50

distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Series. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Series. PGIM Investments pays for the

PGIM Emerging Markets Debt Local Currency Fund	51

Notes to Financial Statements (continued)

services of PGIM, Inc., the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.800% of the Series’ average daily net assets up to and including $1 billion; 0.78% on the next $2 billion of average daily net assets; 0.76% on the next $2 billion of average daily net assets; 0.75% on the next $5 billion of average daily net assets; and 0.740% on average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.800% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.88% of average daily net assets for Class C shares, 0.88% of average daily net assets for Class Z shares, and 0.88% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Series’ contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The

52

distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Series that it received $10,061 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2018, it received $35 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $70 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

PGIM Emerging Markets Debt Local Currency Fund	53

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $92,558,711 and $56,805,749, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$481,154	$63,849,910	$62,857,753	$—	$—	$1,473,311	1,473,311	$24,046
PGIM Institutional Money Market Fund*
—	1,120,794	1,121,061	—	267	—	—	409	**

$481,154	$64,970,704	$63,978,814	$—	$267	$1,473,311		$24,455

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2018, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $1,520,603 due to a net operating loss and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2018, the tax character of dividends paid by the Series was $3,165,613 of tax return of capital. For the year ended October 31, 2017, the tax character of dividends paid by the Series were $739,714 of ordinary income and $1,097,747 of tax return of capital.

As of October 31, 2018, the Series had no undistributed earnings on a tax basis.

54

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$64,866,285	$347,422	$(7,932,839)	$(7,585,417)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales, straddle loss deferrals and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2018 of approximately $3,708,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into five series. There are 550 million shares authorized for the Series, divided into five classes, designated Class A, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 10 million, 50 million, 250 million, 50 million and 190 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

PGIM Emerging Markets Debt Local Currency Fund	55

Notes to Financial Statements (continued)

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 3,290,836 Class Z shares and 161 Class R6 shares of the Series. At reporting period end, four shareholders of record held 87% of the Series’ outstanding shares on behalf of multiple beneficial owners, of which 31% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	378,543	$2,469,000
Shares issued in reinvestment of dividends and distributions	36,334	224,308
Shares reacquired	(313,047)	(1,809,468)

Net increase (decrease) in shares outstanding before conversion	101,830	883,840
Shares issued upon conversion from other share class(es)	711	4,557
Shares reacquired upon conversion into other share class(es)	(14,303)	(89,959)

Net increase (decrease) in shares outstanding	88,238	$798,438

Year ended October 31, 2017:
Shares sold	411,807	$2,625,583
Shares issued in reinvestment of dividends and distributions	30,171	192,867
Shares reacquired	(514,542)	(3,279,092)

Net increase (decrease) in shares outstanding before conversion	(72,564)	(460,642)
Shares issued upon conversion from other share class(es)	32,906	196,522
Shares reacquired upon conversion into other share class(es)	(98,133)	(619,781)

Net increase (decrease) in shares outstanding	(137,791)	$(883,901)

Class C
Year ended October 31, 2018:
Shares sold	13,391	$87,611
Shares issued in reinvestment of dividends and distributions	5,177	32,470
Shares reacquired	(32,864)	(202,443)

Net increase (decrease) in shares outstanding	(14,296)	$(82,362)

Year ended October 31, 2017:
Shares sold	35,784	$236,548
Shares issued in reinvestment of dividends and distributions	4,923	31,728
Shares reacquired	(50,941)	(317,283)

Net increase (decrease) in shares outstanding	(10,234)	$(49,007)

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Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	7,175,606	$47,648,141
Shares issued in reinvestment of dividends and distributions	470,660	2,898,000
Shares reacquired	(1,956,209)	(12,100,239)

Net increase (decrease) in shares outstanding before conversion	5,690,057	38,445,902
Shares issued upon conversion from other share class(es)	14,151	89,959
Shares reacquired upon conversion into other share class(es)	(704)	(4,557)

Net increase (decrease) in shares outstanding	5,703,504	$38,531,304

Year ended October 31, 2017:
Shares sold	698,617	$4,609,646
Shares issued in reinvestment of dividends and distributions	244,834	1,580,068
Shares reacquired†	(1,059,507)	(6,916,141)

Net increase (decrease) in shares outstanding before conversion	(116,056)	(726,427)
Shares issued upon conversion from other share class(es)	97,078	619,781
Shares reacquired upon conversion into other share class(es)	(32,483)	(196,522)

Net increase (decrease) in shares outstanding	(51,461)	$(303,168)

Class R6
Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	10	$60

Net increase (decrease) in shares outstanding	10	$60

Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	9	$58

Net increase (decrease) in shares outstanding	9	$58

†	Includes affiliated redemptions of 455,235 shares with a value of $3,000,000 for Class Z.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM Emerging Markets Debt Local Currency Fund	57

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 3 days that the Series had loans outstanding during the period was $889,667, borrowed at a weighted average interest rate of 3.19%. The maximum loan balance outstanding during the period was $2,223,000. At October 31, 2018, the Series did not have an outstanding loan balance.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may

58

result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk. The Series may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Series may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Series is non-diversified, meaning that the Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed

PGIM Emerging Markets Debt Local Currency Fund	59

Notes to Financial Statements (continued)

the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.40	$6.44	$6.24	$7.92	$8.67
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.35	0.33	0.37	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.86)	(0.02)	0.23	(1.64)	(0.71)
Total from investment operations	(0.53)	0.33	0.56	(1.27)	(0.22)
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.15)	- (b)	(0.06)	(0.07)
Tax return of capital distributions	(0.35)	(0.22)	(0.36)	(0.35)	(0.46)
Total dividends and distributions	(0.35)	(0.37)	(0.36)	(0.41)	(0.53)
Net asset value, end of year	$5.52	$6.40	$6.44	$6.24	$7.92
Total Return(c):	(8.68)%	5.36%	9.29%	(16.41)%	(2.47)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,146	$3,085	$3,990	$3,208	$5,991
Average net assets (000)	$4,105	$3,639	$3,343	$4,341	$6,701
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.28%	1.30% (e)	1.30%
Expenses before waivers and/or expense reimbursement	2.16% (f)	2.15%	2.33%	2.39% (e)	2.13%
Net investment income (loss)	5.34%	5.42%	5.20%	5.32% (e)	5.99%
Portfolio turnover rate(g)	113%	186%	196%	101%	110%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	61

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.46	$6.49	$6.28	$7.97	$8.72
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.28	0.32	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.88)	(0.01)	0.25	(1.65)	(0.71)
Total from investment operations	(0.59)	0.29	0.53	(1.33)	(0.28)
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.13)	- (b)	(0.01)	(0.01)
Tax return of capital distributions	(0.31)	(0.19)	(0.32)	(0.35)	(0.46)
Total dividends and distributions	(0.31)	(0.32)	(0.32)	(0.36)	(0.47)
Net asset value, end of year	$5.56	$6.46	$6.49	$6.28	$7.97
Total Return(c):	(9.61)%	4.66%	8.61%	(17.00)%	(3.21)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$538	$718	$787	$701	$927
Average net assets (000)	$672	$649	$721	$789	$1,207
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	2.03%	2.05%	2.05%
Expenses before waivers and/or expense reimbursement	4.89% (e)	2.88%	3.07%	3.11%	2.82%
Net investment income (loss)	4.56%	4.63%	4.40%	4.52%	5.17%
Portfolio turnover rate(f)	113%	186%	196%	101%	110%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class Z Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.48	$6.50	$6.31	$7.98	$8.72
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.36	0.34	0.38	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.88)	0.01	0.23	(1.62)	(0.70)
Total from investment operations	(0.54)	0.37	0.57	(1.24)	(0.19)
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.16)	- (b)	(0.08)	(0.09)
Tax return of capital distributions	(0.37)	(0.23)	(0.38)	(0.35)	(0.46)
Total dividends and distributions	(0.37)	(0.39)	(0.38)	(0.43)	(0.55)
Net asset value, end of year	$5.57	$6.48	$6.50	$6.31	$7.98
Total Return(c):	(8.83)%	5.85%	9.31%	(15.90)%	(2.12)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,000	$27,020	$27,462	$24,821	$28,578
Average net assets (000)	$49,644	$26,437	$25,994	$25,969	$30,288
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	1.03%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1.41% (e)	1.88%	2.06%	2.11%	1.82%
Net investment income (loss)	5.50%	5.58%	5.36%	5.50%	6.14%
Portfolio turnover rate(f)	113%	186%	196%	101%	110%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	63

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.47	$6.50	$6.30	$7.98	$8.71
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.37	0.35	0.39	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.89)	- (b)	0.23	(1.63)	(0.69)
Total from investment operations	(0.53)	0.37	0.58	(1.24)	(0.18)
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.16)	- (b)	(0.09)	(0.09)
Tax return of capital distributions	(0.38)	(0.24)	(0.38)	(0.35)	(0.46)
Total dividends and distributions	(0.38)	(0.40)	(0.38)	(0.44)	(0.55)
Net asset value, end of year	$5.56	$6.47	$6.50	$6.30	$7.98
Total Return(c):	(8.63)%	5.82%	9.55%	(15.94)%	(1.97)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1	$1	$1	$1	$1
Average net assets (000)	$1	$1	$1	$1	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	1.03%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1,595.87% (e)	1.83%	2.06%	2.01%	1.69%
Net investment income (loss)	5.73%	5.73%	5.47%	5.60%	6.17%
Portfolio turnover rate(f)	113%	186%	196%	101%	110%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Emerging Markets Debt Local Currency Fund (formerly Prudential Emerging Markets Debt Local Currency Fund) (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

PGIM Emerging Markets Debt Local Currency Fund	65

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Emerging Markets Debt Local Currency Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of

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the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2017 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively

Visit our website at pgiminvestments.com

determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.88% for Class C shares, 0.88% for Class R6 shares, and 0.88% for Class Z shares through February 28, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Local Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Local Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	EMDAX	EMDCX	EMDZX	EMDQX
CUSIP	743969750	743969743	743969727	743969735

*Formerly known as Class Q shares.

MF212E

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

(Formerly known as Prudential Jennison Emerging Markets Equity Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•

Concerns about liquidity and the trajectory of global growth weighed heavily on emerging markets (EM) during the reporting period. Weaker investor sentiment and the effect of higher US interest rates on local US-dollar-denominated debt added to the toll.

•

In China, the Fund’s largest country exposure, a slowdown in the rate of economic expansion constricted the prices of many commodities and fueled concerns about the potential ramifications on global growth.

•	Several health care holdings were strong contributors to total return.

•

Despite overall contributions from the communication services and consumer discretionary sectors, the Fund’s largest individual detractors were found in these sectors, including Tencent Holdings, JD.com, and Alibaba Group.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Emerging Markets Equity Opportunities Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Emerging Markets Equity Opportunities Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Emerging Markets Equity Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Emerging Markets Equity Opportunities Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Emerging Markets Equity Opportunities Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–19.02	–2.38 (9/16/14)
Class C	–15.85	–1.77 (9/16/14)
Class Z	–14.20	–0.81 (9/16/14)
Class R6*	–14.20	–0.80 (9/16/14)
MSCI Emerging Markets Index
	–12.52	1.09
Lipper Emerging Markets Funds Average
	–13.58	–0.30

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	–14.31	–1.03 (9/16/14)
Class C	–15.00	–1.77 (9/16/14)
Class Z	–14.20	–0.81 (9/16/14)
Class R6*	–14.20	–0.80 (9/16/14)
MSCI Emerging Markets Index
	–12.52	1.09
Lipper Emerging Markets Funds Average
	–13.58	–0.30

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class Z shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM Jennison Emerging Markets Equity Opportunities Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Lipper Emerging Markets Funds Average—The Lipper Emerging Markets Funds Average (Lipper Average) includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
MercadoLibre, Inc., Internet & Direct Marketing Retail	8.1
Alibaba Group Holding Ltd., Internet & Direct Marketing Retail	7.4
Tencent Holdings Ltd., Interactive Media & Services	7.3
Biocon Ltd., Biotechnology	4.5
MakeMyTrip Ltd., Internet & Direct Marketing Retail	4.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Internet & Direct Marketing Retail	25.0
Interactive Media & Services	8.9
Banks	6.0
Biotechnology	6.0
Food & Staples Retailing	6.0

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Emerging Markets Equity Opportunities Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Emerging Markets Equity Opportunities Fund’s Class Z shares returned –14.20% in the 12-month reporting period that ended October 31, 2018, underperforming the –12.52% return of the MSCI Emerging Markets Index (the Index) and the –13.58% return of the Lipper Emerging Markets Funds Average.

What were the market conditions?

•

Concerns about liquidity and the trajectory of global growth weighed heavily on emerging markets (EM) during the reporting period. Weaker investor sentiment and the effect of higher US interest rates on local US-dollar-denominated debt added to the toll.

•

In China, the Fund’s largest country exposure, a slowdown in the rate of economic expansion constricted the prices of many commodities and fueled concerns about the potential ramifications on global growth.

•	Trade tensions between China and the United States intensified toward the end of the period, creating another headwind for EM stocks.

•	Within the Index, energy was the only sector that rose. Growth-oriented sectors like consumer discretionary, communication services, and information technology were the worst-performing groups.

What worked?

Health care holdings were strong contributors to performance in the reporting period.

•

Bangkok Dusit Medical Services is the largest private hospital in Thailand, in terms of revenue and hospitals network. The firm owns and manages 45 hospitals, catering to middle-to-high-income Thai and international patients through its six hospital brands. The stock benefited from the firm’s margin improvement and broad-based revenue growth as volumes picked up across segments. Jennison believes the company’s strong network and reach in Thailand is unparalleled, and that it should benefit from rising demand for health care in the country. Further, Jennison anticipates steady growth and continued margin improvement as bed utilization improves and its wellness initiatives gain traction.

•

Biocon Ltd., India’s largest biopharmaceutical company, has successfully developed and marketed a range of novel therapies at affordable prices to treat diabetes, cancer, autoimmune disease, and other conditions. The firm’s reported strong financial results, with revenue growing 20% year over year, led by the firm’s Biologics and Research Services businesses. Looking ahead, Jennison believes the company will benefit from substantial and unfolding global biosimilar opportunity and favorably views its monetization prospects and product pipeline. Biosimilars are medical products that are almost identical to original products manufactured by other companies.

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Stock selection and an underweighting in communication services also contributed to Fund performance.

•

IQIYI (IQ) is an online entertainment service company often referred to as the “Netflix of China.” It offers a video subscription service with a rapidly growing subscriber base. In its first quarter as a public company, IQ reported better-than-anticipated revenue and earnings, driven by membership services and online advertising. Jennison views positively the company’s opportunity as a first mover to grow a subscription model by developing popular original content.

The consumer discretionary sector also added value. Stock selection was strong, but the Fund’s higher weighting than the Index in one of the worst-performing sectors offset some of the gain.

•

MercadoLibre, Inc. (MELI) is a Buenos Aires-based online trading service that enables individuals and businesses to electronically sell and buy items in thousands of categories. Jennison views positively MELI’s strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems, as well as its exposure to Latin America’s expanding Internet penetration and low e-commerce share of the overall retail market. MELI’s second-quarter revenues were above expectations, despite disruption in Brazil due to a trucker strike. Jennison also believes that MELI made good progress on various long-term initiatives in areas such as fulfillment and payments.

In financial services:

•

Cathay Financial was a standout this period. The Taiwan-based company provides various financial services, such as life insurance, banking, wealth management, and consumer and corporate financing. Shares of Cathay benefited from earnings growth based on a strong product selection and strong profitability in its banking and insurance businesses. Jennison believes this level of profitability can continue, and views the stock’s value as very attractive given the firm’s growth potential.

What didn’t work?

Having no exposure to energy, a large underweight in financials, and stock selection in materials detracted from the Fund’s results.

Despite overall contributions from communication services and consumer discretionary, the Fund’s largest individual detractors were found in these sectors.

•

Tencent Holdings Ltd. is the largest videogame publisher in the world by revenue, but is best known in China for its popular WeChat and QQ messaging and mobile payment apps. The company also offers services similar to Facebook, Twitter, and Netflix; a cloud service for businesses; a news service; and a payment and financial services business.

PGIM Jennison Emerging Markets Equity Opportunities Fund	13

Strategy and Performance Overview (continued)

Tencent shares declined during the period on regulatory and macroeconomic uncertainties. Still, Jennison anticipates that the company’s accelerating earnings and revenue growth will resume, driven by its dominant market position in China’s online gaming and messaging segments, and its growing efforts in advertising and payment services. Jennison also expects Tencent to overcome the regulatory roadblocks restricting its ability to monetize new games.

•

JD.com is China’s largest direct sales company (measured by transaction volume) and second-largest e-commerce business (after Alibaba Group). It sells products on its website, including books, electronics and computers, office and school supplies, and home appliances. Jennison expects that competition and investment in new initiatives will weigh on margins for the next several quarters so it eliminated the position in October as the investment thesis was not playing out as expected.

•

Shares of Alibaba Group, one of the world’s largest e-commerce firms, underperformed on macroeconomic uncertainties, some softness in China’s online retail market, and tariff concerns. In addition, the company increased its pace of investment spending to take advantage of new market opportunities in China, resulting in falling earnings estimates. Jennison believes Alibaba’s various business segments have the potential for durable, high revenue growth. The company’s new Taobao interface, which features a personalized recommendation feed, could meaningfully increase sales over the long term. While Jennison is closely monitoring economic conditions in China, it believes Alibaba’s structural growth remains very compelling.

•

Ctrip.com International is China’s leading online travel agency. Its app allows hotel bookings; air, bus, cruise, and train ticketing; car rentals; local tour visits; and group-buy deals. Ctrip continues to invest in mobile Internet technology, new products, platform infrastructure, and branding in order to expand its service offerings and penetrate lower-tier cities. Jennison believes that international ticketing and a focus on lower-tier cities will continue to drive strong growth for the company. Shares were weak given softer Chinese travel trends.

•

New Delhi-based Maruti Suzuki India is a subsidiary of Japan-based Suzuki and India’s largest original equipment manufacturer of passenger cars. It has 18 brands and exports to Latin America, Africa, Southeast Asia, and Europe. The stock declined in the period despite a solid earnings report that included volume growth, rural demand recovery, and market share gains. Jennison believes that concerns over capacity and rising raw material costs could be reasons for the decline in share price. Still, Jennison views favorably the company’s strong earnings growth and dominant position in India’s passenger car market.

14	Visit our website at pgiminvestments.com

Current outlook

•

From the peak in January to recent lows, the Index is down significantly and risk-off sentiment remains high. While concerns about liquidity, the US dollar, and the trajectory of global growth warrant increased attention, Jennison believes much of the news is already discounted in stock prices, but is closely monitoring the macro environment and currencies.

•

Jennison’s overall view of the EM macroeconomic environment remains cautiously optimistic, believing there are favorable fundamentals and greater resilience today than in prior episodes of market stress. Nevertheless in the second quarter, Jennison trimmed the Fund’s exposure to particularly vulnerable economies like Indonesia and Brazil. Jennison thinks it is paramount to focus on company-specific fundamentals to better weather macro slowdowns.

•

China continues its path to drive economic growth through domestic consumer demand rather than exports and massive public works programs. This is a fundamental research in progress that should allow China to make inroads on high value-added economic activity, in Jennison’s view. Despite risks, Jennison observes more-balanced and better-quality growth in the Chinese economy. Jennison’s work and the positions the Fund holds in Chinese equities are focused on the rapidly growing e-commerce and Internet platform opportunities that are less exposed to the more volatile sectors of the Chinese economy.

•

Overall, conditions favor Jennison’s bottom-up investment approach over a reasonable investment horizon, and Jennison continues to believe a bottom-up approach is the best way to navigate market volatility.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
MercadoLibre, Inc.	1.50	Tencent Holdings Ltd.	–1.62
Biocon, Ltd.	1.20	Alibaba Group	–1.56
iQIYI	0.34	JD.com, Inc.	–1.16
Cathay Financial	0.21	Ctrip.com International	–1.01
Bangkok Dusit Medical Services	0.17	Maruti Suzuki	–0.83

PGIM Jennison Emerging Markets Equity Opportunities Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

16	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Emerging Markets Equity Opportunities Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$791.10	1.45%	$6.55
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class C	Actual	$1,000.00	$788.00	2.20%	$9.91
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17
Class Z	Actual	$1,000.00	$791.30	1.20%	$5.42
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class R6**	Actual	$1,000.00	$791.30	1.20%	$5.42
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund's fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison Emerging Markets Equity Opportunities Fund	17

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Argentina 8.1%
MercadoLibre, Inc.	3,618	$1,174,041

Brazil 6.0%
Lojas Renner SA	34,337	347,661
Pagseguro Digital Ltd. (Class A Stock)*	12,367	333,785
Raia Drogasil SA	11,756	198,792

		880,238

Chile 2.5%
Sociedad Quimica y Minera de Chile SA, ADR(a)	8,367	366,558

China 36.0%
Alibaba Group Holding Ltd., ADR*	7,625	1,084,885
Ascletis Pharma, Inc., 144A*	18,759	13,664
Baidu, Inc., ADR*	1,210	229,973
BeiGene Ltd., ADR*(a)	1,557	196,089
Ctrip.com International Ltd., ADR*	15,556	517,704
Hangzhou Hikvision Digital Technology Co. Ltd. (Class A Stock)	30,685	107,260
Hua Medicine, 144A*	22,350	19,854
Innovent Biologics, Inc., 144A*	3,689	7,799
iQIYI, Inc., ADR*(a)	12,335	242,259
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	59,592	525,894
Kweichow Moutai Co. Ltd. (Class A Stock)	6,550	517,531
Meituan Dianping (Class B Stock)*	26,301	170,042
Meituan Dianping (Class B Stock), 144A*	10,000	64,652
Tencent Holdings Ltd.	31,031	1,065,891
Wuxi Biologics Cayman, Inc., 144A*	67,235	483,409

		5,246,906

India 24.4%
Ashok Leyland Ltd.	213,565	332,949
Asian Paints Ltd.	21,320	355,794
Biocon Ltd.	73,147	654,129
Eicher Motors Ltd.	729	216,412
Godrej Consumer Products Ltd.	46,369	455,771
HDFC Bank Ltd., ADR	4,201	373,511
MakeMyTrip Ltd.*	25,070	621,485
Maruti Suzuki India Ltd.	4,243	380,731
Titan Co. Ltd.	13,692	157,004

		3,547,786

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Indonesia 6.1%
Ace Hardware Indonesia Tbk PT	5,467,747	$493,165
Mitra Adiperkasa Tbk PT	7,634,990	402,051

		895,216

Macau 1.8%
Sands China Ltd.	64,283	254,746

Malaysia 1.7%
IHH Healthcare Bhd	205,448	245,402

Mexico 1.5%
Arca Continental SAB de CV	43,861	220,242

Peru 2.0%
Credicorp Ltd.	1,310	295,680

Russia 1.3%
X5 Retail Group NV, GDR	7,546	177,331
X5 Retail Group NV, GDR	661	15,561

		192,892

Thailand 6.6%
Bangkok Dusit Medical Services PCL (Class F Stock)	364,036	269,589
CP ALL PCL	240,542	488,814
Kasikornbank PCL, NVDR	32,846	197,670

		956,073

TOTAL LONG-TERM INVESTMENTS (cost $12,533,227)		14,275,780

SHORT-TERM INVESTMENTS 8.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	394,167	394,167

See Notes to Financial Statements.

20

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $807,439; includes $806,371 of cash collateral for securities on loan)(b)(w)	807,439	$807,439

TOTAL SHORT-TERM INVESTMENTS (cost $1,201,606)		1,201,606

TOTAL INVESTMENTS 106.2% (cost $13,734,833)		15,477,386
Liabilities in excess of other assets (6.2)%		(909,645)

NET ASSETS 100.0%		$14,567,741

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

NVDR—Non-voting Depositary Receipt

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $794,105; cash collateral of $806,371 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$1,174,041	$—	$—
Brazil	880,238	—	—
Chile	366,558	—	—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	21

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
China	$2,278,709	$2,968,197	$—
India	994,996	2,552,790	—
Indonesia	—	895,216	—
Macau	—	254,746	—
Malaysia	—	245,402	—
Mexico	220,242	—	—
Peru	295,680	—	—
Russia	192,892	—	—
Thailand	197,670	758,403	—
Affiliated Mutual Funds	1,201,606	—	—

Total	$7,802,632	$7,674,754	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Internet & Direct Marketing Retail	25.0%
Interactive Media & Services	8.9
Affiliated Mutual Funds (5.5% represents investments purchased with collateral from securities on loan)	8.2
Food & Staples Retailing	6.0
Biotechnology	6.0
Banks	6.0
Multiline Retail	5.1
Beverages	5.1
Chemicals	4.9
Automobiles	4.1
Pharmaceuticals	3.7
Health Care Providers & Services	3.5
Specialty Retail	3.4
Life Sciences Tools & Services	3.3%
Personal Products	3.1
IT Services	2.3
Machinery	2.3
Hotels, Restaurants & Leisure	1.8
Entertainment	1.7
Textiles, Apparel & Luxury Goods	1.1
Electronic Equipment, Instruments & Components	0.7

106.2
Liabilities in excess of other assets	(6.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

22

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$794,105	$(794,105)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	23

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $794,105:
Unaffiliated investments (cost $12,533,227)	$14,275,780
Affiliated investments (cost $1,201,606)	1,201,606
Foreign currency, at value (cost $4)	4
Due from Manager	20,964
Dividends and interest receivable	4,317
Receivable for Series shares sold	348
Receivable for investments sold	213
Prepaid expenses	844

Total Assets	15,504,076

Liabilities
Payable to broker for collateral for securities on loan	806,371
Payable for investments purchased	81,193
Accrued expenses and other liabilities	45,289
Distribution fee payable	1,715
Foreign capital gains tax liability accrued	1,148
Payable for Series shares reacquired	573
Affiliated transfer agent fee payable	46

Total Liabilities	936,335

Net Assets	$14,567,741

Net assets were comprised of:
Common stock, at par	$15,147
Paid-in capital in excess of par	15,193,814
Total distributable earnings (loss)	(641,220)

Net assets, October 31, 2018	$14,567,741

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($2,315,588 ÷ 241,809 shares of common stock issued and outstanding)	$9.58
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.14

Class C
Net asset value, offering price and redemption price per share, ($1,362,675 ÷ 146,742 shares of common stock issued and outstanding)	$9.29

Class Z
Net asset value, offering price and redemption price per share, ($1,214,698 ÷ 125,598 shares of common stock issued and outstanding)	$9.67

Class R6
Net asset value, offering price and redemption price per share, ($9,674,780 ÷ 1,000,515 shares of common stock issued and outstanding)	$9.67

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	25

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $19,271 foreign withholding tax)	$171,697
Affiliated dividend income	12,231
Income from securities lending, net (including affiliated income of $1,679)	5,076

Total income	189,004

Expenses
Management fee	189,270
Distribution fee(a)	26,617
Custodian and accounting fees	73,232
Registration fees(a)	66,461
Audit fee	29,583
Shareholders’ reports	22,703
Legal fees and expenses	19,397
Directors’ fees	12,463
Transfer agent’s fees and expenses (including affiliated expense of $217)(a)	12,403
Miscellaneous	45,419

Total expenses	497,548
Less: Fee waiver and/or expense reimbursement(a)	(254,621)
Distribution fee waiver(a)	(1,478)

Net expenses	241,449

Net investment income (loss)	(52,445)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(69))	(114,486)
Foreign currency transactions	2,123

(112,363)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $58,132)	(2,460,702)
Foreign currencies	248

(2,460,454)

Net gain (loss) on investment and foreign currency transactions	(2,572,817)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,625,262)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	8,868	17,749	—	—
Registration fees	16,142	16,142	17,135	17,042
Transfer agent’s fees and expenses	7,612	2,303	2,459	29
Fee waiver and/or expense reimbursement	(52,457)	(35,577)	(34,034)	(132,553)
Distribution fee waiver	(1,478)	—	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(52,445)	$(29,547)
Net realized gain (loss) on investment and foreign currency transactions		(112,363)	(116,094)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(2,460,454)	2,602,531

Net increase (decrease) in net assets resulting from operations		(2,625,262)	2,456,890

Series share transactions (Net of share conversions)
Net proceeds from shares sold		3,466,110	3,369,561
Cost of shares reacquired		(2,244,237)	(1,045,433)

Net increase (decrease) in net assets from Series share transactions		1,221,873	2,324,128

Total increase (decrease)		(1,403,389)	4,781,018

Net Assets:
Beginning of year		15,971,130	11,190,112

End of year(a)*		$14,567,741	$15,971,130

(a) Includes accumulated net investment loss of:	$	*	$(23,966)

*	Effective October 31, 2018, the Series has adopted amendments to Regulation S-X.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund was established as a Maryland business trust on September 28, 1994. The Fund currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Series”). Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for

28

supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

PGIM Jennison Emerging Markets Equity Opportunities Fund	29

Notes to Financial Statements (continued)

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

30

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the

PGIM Jennison Emerging Markets Equity Opportunities Fund	31

Notes to Financial Statements (continued)

securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

32

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 1.050% of the Series’ average daily net assets up to $5 billion and 1.025% of the Series’ average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.050% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of

PGIM Jennison Emerging Markets Equity Opportunities Fund	33

Notes to Financial Statements (continued)

the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed to limit such fee to 0.25% of the average daily net assets of the Class A shares through February 29, 2020.

PIMS has advised the Series that it received $32,036 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2018, it received $100 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

34

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $644 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $5,270,892 and $4,032,864, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$380,415	$5,197,052	$5,183,300	$—	$—	$394,167	394,167	$12,231
PGIM Institutional Money Market Fund*
23,897	15,122,099	14,338,488	—	(69)	807,439	807,439	1,679	**

$404,312	$20,319,151	$19,521,788	$—	$(69)	$1,201,606		$13,910

*	The Fund did not have any capital gain distributions during the reporting period.

PGIM Jennison Emerging Markets Equity Opportunities Fund	35

Notes to Financial Statements (continued)

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2018, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $43,955 due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the fiscal years ended October 31, 2018 and October 31, 2017, there were no distributions paid by the Series.

As of October 31, 2018, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$13,736,104	$2,766,460	$(1,025,178)	$1,741,282

The book basis may differ from tax basis due to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2018 of approximately $2,352,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat late year ordinary losses of approximately $30,000 as having been incurred in the following fiscal year (October 31, 2019).

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’

36

federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 865 million shares authorized for the Series, divided into five classes, designated Class A, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 25 million, 65 million, 300 million, 250 million and 225 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,000,515 Class R6 shares of the Series. At reporting period end, two shareholders of record held 78% of the Series’ outstanding shares on behalf of multiple beneficial owners, of which 66% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	155,646	$1,901,408
Shares reacquired	(108,937)	(1,274,373)

Net increase (decrease) in shares outstanding before conversion	46,709	627,035
Shares reacquired upon conversion into other share class(es)	(1,943)	(22,936)

Net increase (decrease) in shares outstanding	44,766	$604,099

Year ended October 31, 2017:
Shares sold	156,262	$1,561,350
Shares reacquired†	(50,106)	(484,454)

Net increase (decrease) in shares outstanding before conversion	106,156	1,076,896
Shares reacquired upon conversion into other share class(es)	(2,111)	(22,119)

Net increase (decrease) in shares outstanding	104,045	$1,054,777

PGIM Jennison Emerging Markets Equity Opportunities Fund	37

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	30,840	$362,143
Shares reacquired	(20,870)	(229,131)

Net increase (decrease) in shares outstanding before conversion	9,970	133,012
Shares reacquired upon conversion into other share class(es)	(1,961)	(22,185)

Net increase (decrease) in shares outstanding	8,009	$110,827

Year ended October 31, 2017:
Shares sold	77,848	$791,362
Shares reacquired†	(10,893)	(103,832)

Net increase (decrease) in shares outstanding before conversion	66,955	687,530
Shares reacquired upon conversion into other share class(es)	(7,961)	(85,348)

Net increase (decrease) in shares outstanding	58,994	$602,182

Class Z
Year ended October 31, 2018:
Shares sold	99,645	$1,202,559
Shares reacquired	(64,853)	(740,733)

Net increase (decrease) in shares outstanding before conversion	34,792	461,826
Shares issued upon conversion from other share class(es)	3,814	45,121

Net increase (decrease) in shares outstanding	38,606	$506,947

Year ended October 31, 2017:
Shares sold	101,704	$1,016,849
Shares reacquired†	(44,028)	(446,412)

Net increase (decrease) in shares outstanding before conversion	57,676	570,437
Shares issued upon conversion from other share class(es)	9,834	107,467

Net increase (decrease) in shares outstanding	67,510	$677,904

Class R6
Year ended October 31, 2018:
Net increase (decrease) in shares outstanding	—	$—

Year ended October 31, 2017:
Shares reacquired†	(1,000)	$(10,735)

Net increase (decrease) in shares outstanding	(1,000)	$(10,735)

†

Includes affiliated redemption of 1,000 shares with a value of $10,720 for Class A shares, 1,000 shares with a value of $10,490 for Class C shares, 1,000 shares with a value of $10,800 for Class Z shares and 1,000 shares with a value of $10,796 for Class R6 shares.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized

38

commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of

PGIM Jennison Emerging Markets Equity Opportunities Fund	39

Notes to Financial Statements (continued)

factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

40

Financial Highlights

Class A Shares
	Year Ended October 31,				September 16, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.19	$9.34	$8.81	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)	1.89	0.57	(1.24)	0.10
Total from investment operations	(1.61)	1.85	0.53	(1.28)	0.09
Net asset value, end of period	$9.58	$11.19	$9.34	$8.81	$10.09
Total Return(c):	(14.39)%	19.81%	6.02%	(12.69)%	0.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,316	$2,204	$869	$311	$18
Average net assets (000)	$2,956	$1,363	$528	$208	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.54%	1.55%	(e)
Expenses before waivers and/or expense reimbursement	3.27% (f)	3.28%	3.87%	3.40%	14.06%	(e)
Net investment income (loss)	(0.35)%	(0.35)%	(0.49)%	(0.48)%	(0.93)%	(e)
Portfolio turnover rate(g)	23%	45%	44.0%	67%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the year.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	41

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,				September 16, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.93	$9.20	$8.74	$10.08	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.11)	(0.11)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.51)	1.84	0.57	(1.21)	0.10
Total from investment operations	(1.64)	1.73	0.46	(1.34)	0.08
Net asset value, end of period	$9.29	$10.93	$9.20	$8.74	$10.08
Total Return(c):	(15.00)%	18.80%	5.26%	(13.29)%	0.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,363	$1,516	$734	$662	$501
Average net assets (000)	$1,775	$973	$672	$699	$296
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.20%	2.20%	2.20%	2.29%	2.30%	(e)
Expenses before waivers and/or expense reimbursement	4.20% (f)	4.00%	4.62%	4.12%	15.19%	(e)
Net investment income (loss)	(1.14)%	(1.17)%	(1.29)%	(1.36)%	(1.79)%	(e)
Portfolio turnover rate(g)	23%	45%	44%	67%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the year.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended October 31,				September 16, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.27	$9.39	$8.82	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.59)	1.90	0.60	(1.23)	0.10
Total from investment operations	(1.60)	1.88	0.57	(1.27)	0.09
Net asset value, end of period	$9.67	$11.27	$9.39	$8.82	$10.09
Total Return(c):	(14.20)%	20.02%	6.46%	(12.59)%	0.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,215	$980	$183	$60	$10
Average net assets (000)	$1,443	$490	$102	$17	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.29%	1.30%	(e)
Expenses before waivers and/or expense reimbursement	3.56% (f)	2.94%	3.55%	3.48%	13.51%	(e)
Net investment income (loss)	(0.13)%	(0.19)%	(0.31)%	(0.44)%	(0.67)%	(e)
Portfolio turnover rate(g)	23%	45%	44%	67%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the year.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	43

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				September 16, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.27	$9.39	$8.83	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.58)	1.89	0.59	(1.21)	0.10
Total from investment operations	(1.60)	1.88	0.56	(1.25)	0.09
Dividends from net investment income	-	-	-	(0.01)	-
Net asset value, end of period	$9.67	$11.27	$9.39	$8.83	$10.09
Total Return(c):	(14.20)%	20.02%	6.34%	(12.44)%	0.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,675	$11,271	$9,404	$8,840	$10,101
Average net assets (000)	$11,852	$9,893	$8,722	$9,518	$9,785
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.29%	1.30%	(e)
Expenses before waivers and/or expense reimbursement	2.32% (f)	2.78%	3.13%	2.91%	13.37%	(e)
Net investment income (loss)	(0.17)%	(0.13)%	(0.29)%	(0.40)%	(0.68)%	(e)
Portfolio turnover rate(g)	23%	45%	44%	67%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly Prudential Jennison Emerging Markets Equity Fund) (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Directors (the “Board”) of PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Emerging Markets Equity Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2017 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-and three-year periods ended December 31, 2017. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class R6 shares, and 1.20% for Class Z shares through February 28, 2019.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Andrew R. French, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PDEAX	PDECX	PDEZX	PDEQX
CUSIP	743969644	743969636	743969610	743969628

*Formerly known as Class Q shares.

MF225E

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

(Formerly known as Prudential Jennison Global Opportunities Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek long-term growth of capital

Highlights (unaudited)

•	While US equity markets advanced during the 12-month reporting period, global growth was mixed.

•	In Europe, Brexit negotiations between the United Kingdom and European Union remained contentious, compounding uncertainty about the final outcome.

•	In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by escalating trade tensions with the United States.

•	The Fund’s information technology holdings, especially payment processors, were strong contributors to performance. Several Internet retailers in the consumer discretionary sector were also standouts.

•	The Fund’s materials holdings weighed on relative performance, as did having no exposure to energy.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Global Opportunities Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Global Opportunities Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Opportunities Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Global Opportunities Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–2.08	9.41	11.25 (3/14/12)
Class C	1.82	9.83	11.35 (3/14/12)
Class Z	3.90	10.93	12.48 (3/14/12)
Class R6*	3.99	N/A	11.98 (12/22/14)
MSCI ACWI ND Index
	–0.52	6.15	—
Lipper Global Multi-Cap Growth Funds Average**
	–0.38	6.66	—
Lipper Global Large-Cap Growth Funds Average**
	1.57	7.13	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	3.62	10.66	12.21 (3/14/12)
Class C	2.82	9.83	11.35 (3/14/12)
Class Z	3.90	10.93	12.48 (3/14/12)
Class R6*	3.99	N/A	11.98 (12/22/14)
MSCI ACWI ND Index	–0.52	6.15	—
Lipper Global Multi-Cap Growth Funds Average**
	–0.38	6.66	—
Lipper Global Large-Cap Growth Funds Average**
	1.57	7.13	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z share with a similar investment in the MSCI ACWI ND Index by portraying the initial account values at the commencement of operations for Class Z shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**The Fund is compared to the Lipper Global Multi-Cap Growth Funds Average performance universe, although Lipper classifies the Fund in the Lipper Global Large-Cap Growth Funds performance universe. The Lipper Global Multi-Cap Growth Funds performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparison.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the class’ inception date.

Prudential Jennison Global Opportunities Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

MSCI ACWI ND Index—The Morgan Stanley Capital International All Country World Net Dividend Index (MSCI ACWI ND Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 8.05% and 6.08% for Class R6 shares.

Lipper Global Multi-Cap Growth Funds Average—The Lipper Global Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Multi-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 8.56% and 6.54% for Class R6 shares.

Lipper Global Large-Cap Growth Funds Average—The Lipper Global Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Large-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest at least 75% of their

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equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have above average characteristics compared to their large-cap specific subset of the MSCI World Index. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 9.11% and 7.46% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Amazon.com, Inc., Internet & Direct Marketing Retail	6.0
Netflix, Inc., Entertainment	4.7
UnitedHealth Group, Inc., Health Care Providers & Services	4.6
Tencent Holdings Ltd., Interactive Media & Services	4.5
Wirecard AG, IT Services	4.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
IT Services	16.2
Internet & Direct Marketing Retail	10.4
Interactive Media & Services	8.8
Textiles, Apparel & Luxury Goods	8.6
Health Care Equipment & Supplies	7.0

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Global Opportunities Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Opportunities Fund’s Class Z shares returned 3.90% for the 12-month reporting period that ended October 31, 2018. During the same period, the MSCI All Country World Index (the Index) fell 0.52% and the Lipper Global Multi-Cap Growth Funds Average returned –0.38%.

What were the market conditions?

•

US equity markets advanced during the reporting period, extending gains that stretched back to the aftermath of the credit crisis of 2008. The macroeconomic backdrop was solid. Gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. In addition, corporations used lower tax rates to increase capital spending and repurchase shares.

•

However, international equity markets produced mixed results. In Europe, Brexit negotiations between the United Kingdom (the UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome.

•

An economic slowdown in China constricted prices of many commodities and fueled concerns over the ramifications for global growth. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher US interest rates on local US-dollar-denominated debt added to the toll.

•

Continued moves by the Trump administration to reset global trade practices with new tariffs and penalties for intellectual property infringement also weighed on global equities. Initially, Chinese stocks suffered the brunt of the pain, while the US economy—which is dominated by the services sector—felt relatively little impact. However, the administration’s increasingly aggressive tone, growing uncertainty about the outcome of these disputes, and worries that corporate profit growth might slow in 2019 fueled volatility for US stocks in October.

•	Among the Index’s sector components, information technology, health care, and energy were the strongest performers, while materials, financials, and industrials suffered the greatest losses.

What worked?

Information technology holdings, especially payment processors, were strong contributors to the Fund’s performance.

•

Munich-based Wirecard AG is a leading electronic payment processor trading in more than 120 currencies with more than 15,000 corporate customers. The company’s largest customer segment is e-commerce retailers in Germany and the rest of Western Europe. Growth was strong throughout the reporting period, leading to strong earnings

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and better-than-expected profit margins. Jennison believes the company is well-positioned through its online focus and rapidly expanding Asia/Pacific footprint.

•

MasterCard, Inc. is the second-largest payment system in the US. Jennison expects the company to continue benefiting from the long-term shift from cash to electronic credit and debit transactions globally. In addition, MasterCard has a strong market position with high barriers to entry, as well as pricing power and solid operating leverage potential.

Several key contributors in consumer discretionary also boosted results.

•

E-commerce giant Amazon.com, Inc. continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via mobile engagement. The stock benefited from the company’s strong business execution, long-term revenue growth, and development of a meaningfully important business opportunity in cloud infrastructure.

•

MercadoLibre, Inc. (MELI) is a Buenos Aires-based online trading service that enables individuals and businesses to electronically sell and buy items in thousands of categories. Jennison views positively MELI’s strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems, as well as its exposure to Latin America’s expanding Internet penetration and low e-commerce share of the overall retail market. MELI’s second-quarter revenues were above expectations, despite disruption in Brazil due to a trucker strike. Jennison also saw good progress on various long-term initiatives in areas such as fulfillment and payments.

Despite lackluster results for the communication services sector, there was one standout.

•

Media services provider Netflix, Inc. continued to develop its long-term competitive barriers with investments in content, resulting in strong subscriber growth and solid evidence of increased pricing and operating leverage. Jennison believes the company’s long-term competitive positioning has been strengthened by exclusive deals and original content, international expansion, and scale advantage, enabling the company to fund content costs with a global subscriber base.

Health care holdings, in aggregate, and limited exposure to financials, materials, and industrials also helped the Fund’s relative performance.

What didn’t work?

Materials was the largest detractor at the sector level.

•

Chemical maker Albemarle Corp. has the top global share and lowest cost structure in the lithium market. While Jennison thinks the company should benefit over the long term as electric vehicle battery applications and continued growth in consumer electronics drive lithium growth, the position was sold in July 2018 as concerns about aggressive lithium supply expansion continued to weigh on market sentiment.

PGIM Jennison Global Opportunities Fund	13

Strategy and Performance Overview (continued)

In communication services, Tencent was a notable laggard.

•

Tencent Holdings Ltd. is the largest videogame publisher in the world by revenue, but is best known in China for its popular WeChat and QQ messaging and mobile payment apps. The company also offers services similar to Facebook, Twitter, and Netflix; a cloud service for businesses; a news service; and a payment and financial services business. Tencent shares declined during the period on regulatory and macroeconomic uncertainties. Still, Jennison anticipates that the company’s accelerating earnings and revenue growth will resume, driven by its dominant market position in China’s online gaming and messaging segments, and its growing efforts in advertising and payment services. Jennison also anticipates that Tencent will overcome the regulatory roadblocks restricting its ability to monetize new games.

Other holdings that somewhat offset otherwise strong performance in consumer discretionary and information technology included the following companies.

•

JD.com, Inc. is China’s largest direct sales company, as measured by transaction volume, and also the country’s second-largest e-commerce business. The firm sells a number of products on its website, including books, electronics, office and school supplies, and home appliances. Jennison expects that competition and new investment initiatives will weigh on margins for the next several quarters, so the position was sold in September 2018.

•

Shares of Alibaba Group, one of the world’s largest e-commerce firms, underperformed on macroeconomic uncertainties, some softness in China’s online retail market, and tariff concerns. In addition, the company increased its pace of investment spending to take advantage of new market opportunities in China, resulting in falling earnings estimates. Jennison believes Alibaba’s various business segments have the potential for durable, high revenue growth. The company’s new Taobao interface, which features a personalized recommendation feed, could meaningfully increase sales over the long term. While Jennison is closely monitoring economic conditions in China, it believes Alibaba’s structural growth remains very compelling.

•

Nvidia Corp. is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer value-added solutions. These growth-driving markets include gaming—where Nvidia has dominant market share and where user and user-engagement metrics continue to exceed forecasts—automotive, high-performance computing, and cloud and enterprise. The company’s core graphics intellectual property business is playing a key role in the development of autonomous driving, artificial intelligence, deep learning, augmented reality, and blockchain. Jennison believes Nvidia is uniquely positioned in these markets, as the firm’s architecture and platform have set the standard for software developers, potentially driving several years of strong revenue

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growth. Jennison also views favorably the company’s expanding margins, strong cash flow, and solid management team. In Jennison’s view, the stock’s decline at the end of the period may have reflected investor concerns about recent softness in order patterns from industrial and consumer end markets.

Having no exposure to energy companies also detracted from the Fund’s performance, as this sector was one of the Index’s best performers.

Current outlook

•

Although global trade tensions and the first round of tariffs between China and the US did not directly affect portfolio holdings by the end of the period, these factors have led to increased market volatility and are the headline issues that Jennison is most concerned about.

•

US equity market volatility in October suggests that some investors believe domestic companies are susceptible to the effects of the ongoing trade war, similar to Chinese stocks. At this stage, the economic impact and breadth of possible disruptions are unknown. Tariffs are a wild card, and trade has not played a pivotal role in stock performance for more than 40 years. In Jennison’s view, much still depends on how China reacts to the Trump administration’s aggressive stance. If supply chains continue to tighten and tariffs mount, headwinds to US economic expansion could threaten a deceleration in GDP growth heading into 2019.

•

In the wake of the US mid-term elections, there is a new power dynamic in Congress. Meanwhile, Brexit negotiations between the UK and EU remain contentious, compounding uncertainty about the final outcome, which has a March 2019 deadline.

•

Against this backdrop, Jennison believes the portfolio is well-positioned with companies whose growth prospects remain robust and well above average, even with the outlook for heightened risk. Although not immune to increasing trade tensions, the portfolio, on balance, includes diversified growth opportunities across many different product and market segments with strong outlooks.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Wirecard AG	2.11	Alibaba Group	–1.16
Netflix, Inc.	1.71	JD.com, Inc.	–0.92
Amazon.com, Inc.	1.51	Albemarle, Corp.	–0.88
MercardoLibre, Inc.	1.10	Tencent Holdings Ltd.	–0.87
Mastercard, Inc.	0.86	NVIDIA Corp.	–0.56

PGIM Jennison Global Opportunities Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

16	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Opportunities Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$964.10	1.11%	$5.50
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
Class C	Actual	$1,000.00	$960.00	1.96%	$9.68
	Hypothetical	$1,000.00	$1,015.32	1.96%	$9.96
Class Z	Actual	$1,000.00	$965.10	0.95%	$4.71
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
Class R6**	Actual	$1,000.00	$965.60	0.84%	$4.16
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison Global Opportunities Fund	17

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS

Argentina 1.3%
MercadoLibre, Inc.(a)	60,219	$19,541,065

Canada 2.0%
Shopify, Inc. (Class A Stock)*(a)	219,673	30,347,825

China 7.6%
Alibaba Group Holding Ltd., ADR*(a)	328,240	46,701,987
Tencent Holdings Ltd.	1,977,868	67,938,274

		114,640,261

France 8.8%
Kering SA	36,116	16,094,245
LVMH Moet Hennessy Louis Vuitton SE	189,310	57,645,620
Remy Cointreau SA	177,807	21,128,222
Safran SA	301,502	39,003,352

		133,871,439

Germany 4.0%
Wirecard AG	319,425	60,047,062

India 1.7%
HDFC Bank Ltd., ADR(a)	296,202	26,335,320

Italy 2.8%
Ferrari NV	360,798	42,320,190

Japan 2.4%
Keyence Corp.	72,701	35,913,233

Netherlands 3.6%
Adyen NV, 144A*	65,730	42,597,862
ASML Holding NV	68,201	11,674,200

		54,272,062

Switzerland 3.8%
Givaudan SA	12,220	29,677,330
Straumann Holding AG	40,196	27,424,023

		57,101,353

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

United States 60.8%
Adobe, Inc.*	136,659	$33,585,316
Alphabet, Inc. (Class A Stock)*	32,056	34,959,632
Amazon.com, Inc.*	56,444	90,198,076
Boeing Co. (The)	164,358	58,324,080
Edwards Lifesciences Corp.*	217,324	32,077,022
Eli Lilly & Co.(a)	283,421	30,734,173
Facebook, Inc. (Class A Stock)*	202,514	30,739,600
Illumina, Inc.*	76,031	23,657,046
Intuitive Surgical, Inc.*(a)	89,850	46,828,023
Mastercard, Inc. (Class A Stock)	285,231	56,381,612
Merck & Co., Inc.	477,484	35,147,597
Netflix, Inc.*	237,688	71,729,485
NIKE, Inc. (Class B Stock)	765,062	57,410,253
NVIDIA Corp.	182,759	38,531,080
PayPal Holdings, Inc.*(a)	399,376	33,623,465
salesforce.com, Inc.*	214,495	29,437,294
Square, Inc. (Class A Stock)*	314,802	23,122,207
Tesla, Inc.*(a)	135,158	45,591,497
UnitedHealth Group, Inc.	264,301	69,075,066
Vertex Pharmaceuticals, Inc.*	252,560	42,798,818
Workday, Inc. (Class A Stock)*(a)	280,746	37,344,833

		921,296,175

TOTAL LONG-TERM INVESTMENTS (cost $1,373,370,086)		1,495,685,985

SHORT-TERM INVESTMENTS 14.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	15,403,571	15,403,571
PGIM Institutional Money Market Fund (cost $210,773,155; includes $210,375,207 of cash collateral for securities on loan)(b)(w)	210,761,557	210,761,557

TOTAL SHORT-TERM INVESTMENTS (cost $226,176,726)		226,165,128

TOTAL INVESTMENTS 113.7% (cost $1,599,546,812)		1,721,851,113
Liabilities in excess of other assets (13.7)%		(207,997,520)

NET ASSETS 100.0%		$1,513,853,593

See Notes to Financial Statements.

20

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $214,552,753; cash collateral of $210,375,207 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$19,541,065	$—	$—
Canada	30,347,825	—	—
China	46,701,987	67,938,274	—
France	—	133,871,439	—
Germany	—	60,047,062	—
India	26,335,320	—	—
Italy	—	42,320,190	—
Japan	—	35,913,233	—
Netherlands	—	54,272,062	—
Switzerland	—	57,101,353	—
United States	921,296,175	—	—
Affiliated Mutual Funds	226,165,128	—	—

Total	$1,270,387,500	$451,463,613	$—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

IT Services	16.2%
Affiliated Mutual Funds (13.9% represents investments purchased with collateral from securities on loan)	14.9
Internet & Direct Marketing Retail	10.4
Interactive Media & Services	8.8
Textiles, Apparel & Luxury Goods	8.6
Health Care Equipment & Supplies	7.0
Software	6.6
Aerospace & Defense	6.5
Automobiles	5.8
Entertainment	4.7
Health Care Providers & Services	4.6
Pharmaceuticals	4.3

Semiconductors & Semiconductor Equipment	3.4%
Biotechnology	2.8
Electronic Equipment, Instruments & Components	2.4
Chemicals	2.0
Banks	1.7
Life Sciences Tools & Services	1.6
Beverages	1.4

113.7
Liabilities in excess of other assets	(13.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$214,552,753	$(210,375,207)	$4,177,546

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $214,552,753:
Unaffiliated investments (cost $1,373,370,086)	$1,495,685,985
Affiliated investments (cost $226,176,726)	226,165,128
Receivable for Series shares sold	8,694,991
Dividends receivable	227,375
Tax reclaim receivable	117,650
Prepaid expenses and other assets	13,762

Total Assets	1,730,904,891

Liabilities
Payable to broker for collateral for securities on loan	210,375,207
Payable for Series shares reacquired	4,882,492
Management fee payable	935,763
Accrued expenses and other liabilities	654,243
Distribution fee payable	183,235
Affiliated transfer agent fee payable	20,358

Total Liabilities	217,051,298

Net Assets	$1,513,853,593

Net assets were comprised of:
Common stock, at par	$699,926
Paid-in capital in excess of par	1,446,322,984
Total distributable earnings (loss)	66,830,683

Net assets, October 31, 2018	$1,513,853,593

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	23

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share, ($164,764,090 ÷ 7,673,110 shares of common stock issued and outstanding)	$21.47
Maximum sales charge (5.50% of offering price)	1.25

Maximum offering price to public	$22.72

Class C
Net asset value, offering price and redemption price per share, ($168,587,498 ÷ 8,259,675 shares of common stock issued and outstanding)	$20.41

Class Z
Net asset value, offering price and redemption price per share, ($927,492,056 ÷ 42,507,167 shares of common stock issued and outstanding)	$21.82

Class R6
Net asset value, offering price and redemption price per share, ($253,009,949 ÷ 11,552,666 shares of common stock issued and outstanding)	$21.90

See Notes to Financial Statements.

24

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,004,428 foreign withholding tax)	$5,225,481
Income from securities lending, net (including affiliated income of $231,120)	767,292
Affiliated dividend income	466,902

Total income	6,459,675

Expenses
Management fee	9,104,677
Distribution fee(a)	1,794,820
Transfer agent’s fees and expenses (including affiliated expense of $142,276)(a)	924,876
Custodian and accounting fees	273,913
Registration fees(a)	190,303
Shareholders’ reports	75,441
Directors’ fees	31,267
Audit fee	27,599
Legal fees and expenses	25,007
Miscellaneous	32,499

Total expenses	12,480,402
Less: Fee waiver and/or expense reimbursement(a)	(551,837)
Distribution fee waiver(a)	(71,159)

Net expenses	11,857,406

Net investment income (loss)	(5,397,731)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,379)	(31,686,692)
Foreign currency transactions	(68,259)

(31,754,951)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(12,294))	(9,908,232)
Foreign currencies	(3,004)

(9,911,236)

Net gain (loss) on investment and foreign currency transactions	(41,666,187)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(47,063,918)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	426,939	1,367,881	—	—
Transfer agent’s fees and expenses	157,398	140,350	626,079	1,049
Registration fees	35,012	28,174	82,583	44,534
Fee waiver and/or expense reimbursement	(156,794)	(60,728)	(253,144)	(81,171)
Distribution fee waiver	(71,159)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	25

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(5,397,731)	$(1,676,165)
Net realized gain (loss) on investment and foreign currency transactions		(31,754,951)	10,626,478
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(9,911,236)	97,281,693

Net increase (decrease) in net assets resulting from operations		(47,063,918)	106,232,006

Series share transactions (Net of share conversions)
Net proceeds from shares sold		1,284,233,392	276,077,034
Cost of shares reacquired		(256,901,201)	(113,423,243)

Net increase (decrease) in net assets from Series share transactions		1,027,332,191	162,653,791

Total increase (decrease)		980,268,273	268,885,797

Net Assets:
Beginning of year		533,585,320	264,699,523

End of year(a)*		$1,513,853,593	$533,585,320

(a) Includes accumulated net investment loss of:	$	*	$(1,356,667)

*	Effective October 31, 2018, the Series has adopted amendments to Regulation S-X.

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Global Opportunities Fund (the “Series”). Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from

PGIM Jennison Global Opportunities Fund	27

Notes to Financial Statements (continued)

market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as

28

Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Jennison Global Opportunities Fund	29

Notes to Financial Statements (continued)

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination

30

at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

PGIM Jennison Global Opportunities Fund	31

Notes to Financial Statements (continued)

statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.825% of the Series’ average daily net assets up to $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.823% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to limit net annual Series operating expenses (exclusive of distribution and service (12b-1) fees, and transfer agency expenses (including sub-transfer agency and networking fees)), of each class of shares to 0.84% of the Series’ average daily net assets. Additionally, effective July 1, 2018, PGIM Investments has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.08% of average daily net assets for Class A shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

32

Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through June 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective July 1, 2018 this voluntary agreement became part of the Series’ contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares through February 29, 2020.

PIMS has advised the Series that it received $2,092,900 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2018, it received $678 and $23,347 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer

PGIM Jennison Global Opportunities Fund	33

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $95,344 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $1,685,507,949 and $670,187,295, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 5,431,483	$577,301,619	$567,329,531	$—	$—	$15,403,571	15,403,571	$466,902

PGIM Institutional Money Market Fund*
56,735,133	1,331,962,582	1,177,927,243	(12,294)	3,379	210,761,557	210,761,557	231,120	**

$ 62,166,616	$1,909,264,201	$1,745,256,774	$(12,294)	$3,379	$226,165,128		$698,022

*	The Funds did not have any capital gain distributions during the reporting period.

34

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2018, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $2,086,282 due to a net operating loss. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2018, and October 31, 2017, there were no distributions paid by the Series.

As of October 31, 2018, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,607,179,765	$195,021,635	$(80,350,287)	$114,671,348

The difference between book basis and tax basis was primarily due to deferred losses on wash sales, corporate spin-off adjustment and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2018 of approximately $47,206,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary income losses of approximately $629,000 as having been incurred in the following fiscal year (October 31, 2019).

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

PGIM Jennison Global Opportunities Fund	35

Notes to Financial Statements (continued)

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 950 million shares authorized for the Series, divided into seven classes, designated Class A, Class C, Class Z, Class R2, Class R4, and Class R6 and Class T common stock, each of which consists of 50 million, 70 million, 300 million, 75 million, 75 million, 255 million and 125 million authorized shares, respectively. The Series currently does not have any Class R2, Class R4 and Class T shares outstanding.

At reporting period end, seven shareholders of record held 72% of the Series’ outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,248,520	$120,535,515
Shares reacquired	(1,281,008)	(28,827,088)

Net increase (decrease) in shares outstanding before conversion	3,967,512	91,708,427
Shares issued upon conversion from other share class(es)	145,935	3,322,018
Shares reacquired upon conversion into other share class(es)	(796,366)	(18,356,167)

Net increase (decrease) in shares outstanding	3,317,081	$76,674,278

Year ended October 31, 2017:
Shares sold	2,078,996	$38,260,950
Shares reacquired	(1,776,496)	(28,917,700)

Net increase (decrease) in shares outstanding before conversion	302,500	9,343,250
Shares issued upon conversion from other share class(es)	33,357	589,430
Shares reacquired upon conversion into other share class(es)	(1,897,150)	(30,135,824)

Net increase (decrease) in shares outstanding	(1,561,293)	$(20,203,144)

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Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,122,386	$111,862,993
Shares reacquired	(586,124)	(12,752,680)

Net increase (decrease) in shares outstanding before conversion	4,536,262	99,110,313
Shares reacquired upon conversion into other share class(es)	(283,448)	(6,256,038)

Net increase (decrease) in shares outstanding	4,252,814	$92,854,275

Year ended October 31, 2017:
Shares sold	1,591,435	$28,218,908
Shares reacquired	(1,038,579)	(16,015,909)

Net increase (decrease) in shares outstanding before conversion	552,856	12,202,999
Shares reacquired upon conversion into other share class(es)	(121,302)	(2,004,556)

Net increase (decrease) in shares outstanding	431,554	$10,198,443

Class Z
Year ended October 31, 2018:
Shares sold	34,289,075	$799,365,247
Shares reacquired	(8,598,020)	(197,942,065)

Net increase (decrease) in shares outstanding before conversion	25,691,055	601,423,182
Shares issued upon conversion from other share class(es)	1,037,287	24,312,057
Shares reacquired upon conversion into other share class(es)	(160,174)	(3,726,870)

Net increase (decrease) in shares outstanding	26,568,168	$622,008,369

Year ended October 31, 2017:
Shares sold	10,560,611	$193,966,873
Shares reacquired	(4,030,257)	(68,348,380)

Net increase (decrease) in shares outstanding before conversion	6,530,354	125,618,493
Shares issued upon conversion from other share class(es)	1,977,600	31,909,367
Shares reacquired upon conversion into other share class(es)	(30,248)	(537,355)

Net increase (decrease) in shares outstanding	8,477,706	$156,990,505

Class R6
Year ended October 31, 2018:
Shares sold	10,875,042	$252,469,637
Shares reacquired	(729,939)	(17,379,368)

Net increase (decrease) in shares outstanding before conversion	10,145,103	235,090,269
Shares issued upon conversion from other share class(es)	29,504	705,000

Net increase (decrease) in shares outstanding	10,174,607	$235,795,269

Year ended October 31, 2017:
Shares sold	811,863	$15,630,303
Shares reacquired	(7,440)	(141,254)

Net increase (decrease) in shares outstanding before conversion	804,423	15,489,049
Shares issued upon conversion from other share class(es)	9,725	178,938

Net increase (decrease) in shares outstanding	814,148	$15,667,987

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized

PGIM Jennison Global Opportunities Fund	37

Notes to Financial Statements (continued)

commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

38

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Jennison Global Opportunities Fund	39

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.72		$15.14	$15.63	$14.08	$12.94
Income (loss) from investment operations:
Net investment income (loss)	(0.13)		(0.09)	(0.05)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.88		5.67	(0.44)	1.64	1.25
Total from investment operations	0.75		5.58	(0.49)	1.55	1.14
Net asset value, end of year	$21.47		$20.72	$15.14	$15.63	$14.08
Total Return(b):	3.62%		36.86%	(3.13)%	11.01%	8.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$164,764		$90,247	$89,579	$74,049	$21,150
Average net assets (000)	$142,313		$70,810	$100,220	$36,635	$19,352
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.14%		1.19%	1.20%	1.38%	1.60%
Expenses before waivers and/or expense reimbursement	1.30%	(d)	1.33%	1.36%	1.56%	1.71%
Net investment income (loss)	(0.55)%		(0.55)%	(0.31)%	(0.63)%	(0.78)%
Portfolio turnover rate(e)	62%		79%	88%	58%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.85		$14.61	$15.20	$13.79	$12.77
Income (loss) from investment operations:
Net investment income (loss)	(0.30)		(0.22)	(0.15)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86		5.46	(0.44)	1.61	1.23
Total from investment operations	0.56		5.24	(0.59)	1.41	1.02
Net asset value, end of year	$20.41		$19.85	$14.61	$15.20	$13.79
Total Return(b):	2.82%		35.87%	(3.88)%	10.22%	7.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$168,587		$79,531	$52,246	$28,982	$5,723
Average net assets (000)	$136,788		$55,922	$50,113	$11,330	$4,361
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.94%		1.94%	1.95%	2.12%	2.35%
Expenses before waivers and/or expense reimbursement	1.99%	(d)	2.03%	2.06%	2.27%	2.41%
Net investment income (loss)	(1.35)%		(1.28)%	(1.07)%	(1.37)%	(1.54)%
Portfolio turnover rate(e)	62%		79%	88%	58%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.00		$15.31	$15.77	$14.17	$12.99
Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.05)	(0.01)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.90		5.74	(0.45)	1.66	1.26
Total from investment operations	0.82		5.69	(0.46)	1.60	1.18
Net asset value, end of year	$21.82		$21.00	$15.31	$15.77	$14.17
Total Return(b):	3.90%		37.17%	(2.92)%	11.29%	9.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$927,492		$334,783	$114,228	$102,800	$33,504
Average net assets (000)	$693,749		$193,977	$131,042	$48,494	$30,965
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.93%		0.94%	0.95%	1.15%	1.35%
Expenses before waivers and/or expense reimbursement	0.97%	(d)	1.02%	1.06%	1.28%	1.42%
Net investment income (loss)	(0.35)%		(0.28)%	(0.07)%	(0.41)%	(0.56)%
Portfolio turnover rate(e)	62%		79%	88%	58%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R6 Shares
	Year Ended October 31,				December 22, 2014(a) through October 31, 2015
	2018		2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.06		$15.33	$15.78	$14.15
Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.04)	0.01	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.90		5.77	(0.46)	1.66
Total from investment operations	0.84		5.73	(0.45)	1.63
Net asset value, end of period	$21.90		$21.06	$15.33	$15.78
Total Return(c):	3.99%		37.38%	(2.85)%	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$253,010		$29,023	$8,647	$11
Average net assets (000)	$133,984		$14,700	$7,736	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.84%		0.84%	0.84%	1.09%	(e)
Expenses before waivers and/or expense reimbursement	0.90%	(f)	0.92%	0.95%	1.18%	(e)
Net investment income (loss)	(0.26)%		(0.23)%	0.05%	(0.27)%	(e)
Portfolio turnover rate(g)	62%		79%	88%	58%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Global Opportunities Fund (formerly Prudential Jennison Global Opportunities Fund) (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Global Opportunities Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Opportunities Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as

PGIM Jennison Global Opportunities Fund

[1]	PGIM Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

Approval of Advisory Agreements (continued)

information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to enhance the Fund’s existing expense cap, such that, effective July 1, 2018 the expense cap (exclusive of certain fees and expenses) is 0.84% for each share class through February 29, 2020. PGIM Investments has also agreed to cap annual fund operating expenses for Class A shares at 1.08% through February 29, 2020. PGIM Investments is also obligated to waive fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PRJAX	PRJCX	PRJZX	PRJQX
CUSIP	743969719	743969693	743969685	743969594

*Formerly known as Class Q shares.

MF214E

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

(Formerly known as Prudential Jennison International Opportunities Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek long-term growth of capital

Highlights (unaudited)

•	US equity markets advanced over the period, while global growth was more mixed.

•	In Europe, Brexit negotiations between the UK and EU remained contentious, compounding uncertainty about the final outcome.

•	In China, a slowdown in the rate of economic expansion was amplified toward the end of the 12 months by trade discord.

•	Turning to Fund specifics, information technology holdings, especially payment processors, were strong contributors to Fund outperformance. Other notable contributors were diversified across sectors.

•	Having no exposure to the energy sector hurt the Fund’s results in the period, as did specific holdings in several different sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison International Opportunities Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison International Opportunities Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Opportunities Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison International Opportunities Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–12.57	2.78	7.14 (6/5/12)
Class C	–9.13	3.18	7.29 (6/5/12)
Class R	N/A	N/A	–9.99* (11/20/17)
Class Z	–7.24	4.22	8.37 (6/5/12)
Class R6**	–7.21	N/A	7.04 (12/23/15)
MSCI ACWI ex-US Index
	–8.24	1.63	—
Lipper International Multi-Cap Growth Funds Average
	–8.33	2.32	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–7.49	3.95	8.09 (6/5/12)
Class C	–8.22	3.18	7.29 (6/5/12)
Class R	N/A	N/A	–9.99* (11/20/17)
Class Z	–7.24	4.22	8.37 (6/5/12)
Class R6**	–7.21	N/A	7.04 (12/23/15)
MSCI ACWI ex-US Index
	–8.24	1.63	—
Lipper International Multi-Cap Growth Funds Average
	–8.33	2.32	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ex-US Index by portraying the initial account values at the commencement of operations for Class Z shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not Annualized

**Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to each class’ inception date.

PGIM Jennison International Opportunities Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

* Formerly known as Class Q shares.

Benchmark Definitions

MSCI All Country World Index ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The average annual total returns for the MSCI ACWI ex-US Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 6.41% and 6.12% for Class R6 shares. The cumulative total return for the MSCI ACWI ex-US Index measured from the month-end closest to the inception date of the Fund’s Class R shares is –8.98%.

Lipper International Multi-Cap Growth Funds Average—The Lipper International Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE Index. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 7.07% and 4.96% for Class R6 shares. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R shares is –9.15%.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Alibaba Group Holding Ltd., Internet & Direct Marketing Retail	6.5
Wirecard AG, IT Services	5.4
Tencent Holdings Ltd., Interactive Media & Services	5.3
LVMH Moet Hennessy Louis Vuitton SE, Textiles, Apparel & Luxury Goods	3.9
L’Oreal SA, Personal Products	3.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Textiles, Apparel & Luxury Goods	12.9
IT Services	11.3
Internet & Direct Marketing Retail	9.1
Health Care Equipment & Supplies	9.0
Chemicals	6.6

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison International Opportunities Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison International Opportunities Fund’s Class Z shares returned -7.24% in the 12-month reporting period that ended October 31, 2018 outperforming the -8.24% return of the MSCI All Country World ex-US Index (the Index) and the -8.33% return of the Lipper International Multi-Cap Growth Funds Average.

What were the market conditions?

•

US equity markets advanced during the reporting period, extending gains that stretched back to the aftermath of the credit crisis of 2008. The macroeconomic backdrop was solid. Gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. In addition, corporations used lower tax rates to increase capital spending and repurchase shares.

•

However, international equity markets produced mixed results. In Europe, Brexit negotiations between the United Kingdom (the UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome.

•

An economic slowdown in China constricted prices of many commodities and fueled concerns over the ramifications for global growth. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher US interest rates on local US-dollar-denominated debt added to the toll.

•

Continued moves by the Trump administration to reset global trade practices with new tariffs and penalties for intellectual property infringement also weighed on global equities. Initially, Chinese stocks suffered the brunt of the pain, while the US economy—which is dominated by the services sector—felt relatively little impact. However, the administration’s increasingly aggressive tone, growing uncertainty about the outcome of these disputes, and worries that corporate profit growth might slow in 2019 fueled volatility for US stocks in October.

•

Among the Index’s sector components, health care and energy posted gains, while growth-oriented sectors like communication services, consumer discretionary, and information technology suffered the greatest losses.

What worked?

Information technology holdings, especially payment processors, were strong contributors to the Fund’s performance.

•

Munich-based Wirecard AG is a leading electronic payment processor trading in more than 120 currencies with more than 15,000 corporate customers. The company’s largest customer segment is e-commerce retailers in Germany and the rest of Western Europe. Growth was strong throughout the reporting period, leading to strong earnings and better-

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than-expected profit margins. Jennison believes the company is well-positioned through its online focus and rapidly expanding Asia/Pacific footprint.

The Fund’s health care positions also performed well.

•

Sartorius AG, based in Germany, is a leading maker of bioprocess solutions (BPS)—innovative, single-use products and equipment for the biopharmaceuticals industry. It also has a high-quality lab products and services business, with a strong market position in precision weighing scales and a comprehensive product line in lab consumables. Jennison thinks Sartorius is well-positioned to benefit from an expected reacceleration of growth in the BPS industry. The stock advanced on strong earnings this reporting period, supporting Jennison’s secular growth thesis.

In other sectors:

•

MercadoLibre, Inc. (MELI) is a Buenos Aires-based online trading service that enables individuals and businesses to electronically sell and buy items in thousands of categories. Jennison views positively MELI’s strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems, as well as its exposure to Latin America’s expanding Internet penetration and low e-commerce share of the overall retail market. MELI’s second-quarter revenues were above expectations, despite disruption in Brazil due to a trucker strike. Jennison also saw good progress on various long-term initiatives in areas such as fulfillment and payments.

•

Paris-based Kering SA, the world’s third-largest luxury goods operator, is best known for brands such as Gucci, Balenciaga, and Yves Saint Laurent. The stock was rewarded this period after the firm restructured its Gucci line, with efforts focused on improving store concept, training staff, and broadening the product portfolio. Jennison expects Kering’s positive earnings momentum to continue as the company increases its focus on organic growth, financial discipline, and free-cash-flow generation.

•

Based in Switzerland, Givaudan SA is a global leader in flavors and fragrances, including beverage flavors, perfumes, and more. Jennison views positively the company’s reliable and stable business given the indispensable nature of the firm’s products and low production costs. At the same time, the company is expanding its footprint in faster-growing areas such as cosmetic active ingredients.

What didn’t work?

Having no exposure to the energy sector hurt the Fund’s results in the period.

In consumer discretionary, a large overweight position more than offset the positive contribution from stock selection.

PGIM Jennison International Opportunities Fund	13

Strategy and Performance Overview (continued)

•

JD.com, Inc. is China’s largest direct sales company, as measured by transaction volume, and also the country’s second-largest e-commerce business. The firm sells a number of products on its website, including books, electronics, office and school supplies, and home appliances. Jennison expects that competition and new investment initiatives will weigh on margins for the next several quarters, so the position was sold in September 2018.

•

Shares of Alibaba Group, one of the world’s largest e-commerce firms, underperformed on macroeconomic uncertainties, some softness in China’s online retail market, and tariff concerns. In addition, the company increased its pace of investment spending to take advantage of new market opportunities in China, resulting in falling earnings estimates. Jennison believes Alibaba’s various business segments have the potential for durable, high revenue growth. The company’s new Taobao interface, which features a personalized recommendation feed, could meaningfully increase sales over the long term. While Jennison is closely monitoring economic conditions in China, it believes Alibaba’s structural growth remains very compelling.

In materials:

•

Chemical maker Albemarle Corp. has the top global share and lowest cost structure in the lithium market. While concerns about aggressive lithium supply expansion weighed on market sentiment, Jennison thinks the company should benefit over the long term as electric vehicle battery applications and continued growth in consumer electronics drive lithium growth.

In communication services:

•

Tencent Holdings Ltd. is the largest videogame publisher in the world by revenue, but is best known in China for its popular WeChat and QQ messaging and mobile payment apps. The company also offers services similar to Facebook, Twitter, and Netflix; a cloud service for businesses; a news service; and a payment and financial services business. Tencent shares declined during the period on regulatory and macroeconomic uncertainties. Still, Jennison anticipates the company’s accelerating earnings and revenue growth to resume, driven by its dominant market position in China’s online gaming and messaging segments, and its growing efforts in advertising and payment services. Jennison also anticipates that Tencent will overcome the regulatory roadblocks restricting its ability to monetize new games.

One holding that somewhat offset strong sector performance in information technology:

•	Infineon Technologies AG, based in Germany, makes semiconductors. It operates in four segments: automotive, industrial power control, power management and multimarket,

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and chip card and security. Jennison views positively the company’s automotive products and exposure to the electric vehicle and autonomous driving markets. The company enjoyed broad-based demand and strong order momentum but shares were hurt by automobile tariff concerns.

Current outlook

•

Jennison remains focused on identifying businesses that can generate organic growth and that continue to offer secular growth opportunities. The strategy remains heavily invested in technology and consumer discretionary stocks that demonstrate these characteristics. Jennison will continue to carefully evaluate the fundamental outlooks of the Fund’s holdings and make adjustments as necessary as the overall global environment evolves.

•

Overall, the Fund’s developed Europe holdings include global companies with unique business models that derive much, if not most, of their revenue outside of Europe. They are diversified across industries, with service-oriented companies, luxury goods, and specialty retail especially well-represented.

•	In developed Asia, the Fund has exposure to Japanese companies that offer globally competitive products and improving shareholder transparency.

•

The Fund’s emerging market (EM) exposure decreased, as Jennison exited positions in especially vulnerable economies and trimmed others. At period end, the Fund’s largest EM country exposure was China, as many other EM currencies faced pressure and the opportunity overall became less constructive. In this area, Jennison’s fundamental research is focused on the rapidly growing e-commerce and Internet platform opportunities, particularly in China.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Wirecard AG	2.16	Alibaba Group	–1.54
MercadoLibre, Inc.	1.08	Tencent, Inc.	–1.18
Sartorius AG	1.05	JD.com, Inc.	–0.99
Kering SA	0.77	Infineon Technologies AG	–0.78
Givaudan SA	0.28	Albemarle, Corp.	–0.77

PGIM Jennison International Opportunities Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Opportunities Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$882.30	1.11%	$5.27
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
Class C	Actual	$1,000.00	$879.30	1.93%	$9.14
	Hypothetical	$1,000.00	$1,015.48	1.93%	$9.80
Class R	Actual	$1,000.00	$881.10	1.48%	$7.02
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class Z	Actual	$1,000.00	$883.60	0.91%	$4.32
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R6**	Actual	$1,000.00	$883.60	0.84%	$3.99
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison International Opportunities Fund	17

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS 95.1%

Argentina 1.4%
MercadoLibre, Inc.	18,002	$5,841,649

Australia 2.3%
Cochlear Ltd.	78,312	9,861,515

Canada 2.7%
Shopify, Inc. (Class A Stock)*	82,806	11,439,649

China 13.2%
Alibaba Group Holding Ltd., ADR*(a)	194,770	27,711,876
Kweichow Moutai Co. Ltd. (Class A Stock)	75,434	5,960,220
Tencent Holdings Ltd.	648,645	22,280,467

		55,952,563

Denmark 2.4%
Novozymes A/S (Class B Stock)	204,888	10,130,028

France 20.6%
Dassault Systemes SE	120,241	15,089,887
Kering SA	10,341	4,608,223
L’Oreal SA	73,674	16,593,763
LVMH Moet Hennessy Louis Vuitton SE	54,608	16,628,345
Pernod Ricard SA	71,462	10,934,458
Remy Cointreau SA	73,542	8,738,755
Safran SA	112,599	14,566,200

		87,159,631

Germany 8.8%
Fresenius SE & Co. KGaA	153,814	9,809,629
Infineon Technologies AG	221,260	4,439,582
Wirecard AG	122,285	22,987,728

		37,236,939

Hong Kong 1.0%
Techtronic Industries Co. Ltd.	866,033	4,084,852

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

India 5.0%
HDFC Bank Ltd., ADR	140,806	$12,519,062
Maruti Suzuki India Ltd.	96,564	8,664,835

		21,183,897

Italy 7.7%
Brunello Cucinelli SpA	356,044	12,229,204
Ferrari NV	110,626	12,975,996
PRADA SpA	2,131,565	7,564,414

		32,769,614

Japan 4.3%
Keyence Corp.	29,093	14,371,517
Kose Corp.	26,580	3,962,996

		18,334,513

Netherlands 5.0%
Adyen NV, 144A*	20,720	13,428,080
ASML Holding NV	44,769	7,663,264

		21,091,344

Sweden 1.6%
Hexagon AB (Class B Stock)	141,910	6,918,208

Switzerland 6.8%
Givaudan SA	5,648	13,716,658
Straumann Holding AG	22,186	15,136,565

		28,853,223

United Kingdom 8.1%
Ashtead Group PLC	351,029	8,702,379
ASOS PLC*	71,298	4,976,915
AstraZeneca PLC	163,943	12,536,264
St. James’s Place PLC	637,059	8,257,346

		34,472,904

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

United States 4.2%
Albemarle Corp.	44,199	$4,385,425
Lululemon Athletica, Inc.*	95,596	13,453,225

		17,838,650

TOTAL COMMON STOCKS (cost $411,613,732)		403,169,179

PREFERRED STOCK 3.1%

Germany
Sartorius AG (PRFC) (cost $9,092,169)	89,343	12,956,802

TOTAL LONG-TERM INVESTMENTS (cost $420,705,901)		416,125,981

SHORT-TERM INVESTMENTS 9.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	16,359,986	16,359,986
PGIM Institutional Money Market Fund (cost $25,776,149; includes $25,725,640 of cash collateral for securities on loan)(b)(w)	25,773,727	25,773,727

TOTAL SHORT-TERM INVESTMENTS (cost $42,136,135)		42,133,713

TOTAL INVESTMENTS 108.1% (cost $462,842,036)		458,259,694
Liabilities in excess of other assets (8.1)%		(34,416,628)

NET ASSETS 100.0%		$423,843,066

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,321,800; cash collateral of $25,725,640 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	21

Schedule of Investments (continued)

as of October 31, 2018

(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$5,841,649	$—	$—
Australia	—	9,861,515	—
Canada	11,439,649	—	—
China	27,711,876	28,240,687	—
Denmark	—	10,130,028	—
France	—	87,159,631	—
Germany	—	37,236,939	—
Hong Kong	—	4,084,852	—
India	12,519,062	8,664,835	—
Italy	—	32,769,614	—
Japan	—	18,334,513	—
Netherlands	—	21,091,344	—
Sweden	—	6,918,208	—
Switzerland	—	28,853,223	—
United Kingdom	—	34,472,904	—
United States	17,838,650	—	—
Preferred Stock
Germany	—	12,956,802	—
Affiliated Mutual Funds	42,133,713	—	—

Total	$117,484,599	$340,775,095	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Textiles, Apparel & Luxury Goods	12.9%
IT Services	11.3
Affiliated Mutual Funds (6.1% represents investments purchased with collateral from securities on loan)	9.9

Internet & Direct Marketing Retail	9.1%
Health Care Equipment & Supplies	9.0
Chemicals	6.6
Beverages	6.1
Interactive Media & Services	5.3

See Notes to Financial Statements.

22

Industry Classification (cont’d.)
Automobiles	5.0%
Electronic Equipment, Instruments & Components	5.0
Personal Products	4.8
Software	3.6
Aerospace & Defense	3.4
Pharmaceuticals	3.0
Banks	3.0
Semiconductors & Semiconductor Equipment	2.9
Health Care Providers & Services	2.3

Trading Companies & Distributors	2.0%
Capital Markets	1.9
Household Durables	1.0

108.1
Liabilities in excess of other assets	(8.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$26,321,800	$(25,725,640)	$596,160

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	23

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $26,321,800:
Unaffiliated investments (cost $420,705,901)	$416,125,981
Affiliated investments (cost $42,136,135)	42,133,713
Foreign currency, at value (cost $276,001)	275,955
Tax reclaim receivable	1,896,446
Receivable for Series shares sold	1,451,904
Dividends and interest receivable	229,896
Receivable for investments sold	4,877
Prepaid expenses	3,615

Total Assets	462,122,387

Liabilities
Payable to broker for collateral for securities on loan	25,725,640
Payable for investments purchased	11,432,805
Payable for Series shares reacquired	608,581
Management fee payable	190,667
Accrued expenses and other liabilities	126,782
Distribution fee payable	125,409
Affiliated transfer agent fee payable	69,437

Total Liabilities	38,279,321

Net Assets	$423,843,066

Net assets were comprised of:
Common stock, at par	$266,545
Paid-in capital in excess of par	444,610,890
Total distributable earnings (loss)	(21,034,369)

Net assets, October 31, 2018	$423,843,066

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($14,495,553 ÷ 916,013 shares of common stock issued and outstanding)	$15.82
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price to public	$16.74

Class C
Net asset value, offering price and redemption price per share, ($3,799,507 ÷ 251,984 shares of common stock issued and outstanding)	$15.08

Class R
Net asset value, offering price and redemption price per share, ($266,294,101 ÷ 16,791,253 shares of common stock issued and outstanding)	$15.86

Class Z
Net asset value, offering price and redemption price per share, ($104,113,182 ÷ 6,501,955 shares of common stock issued and outstanding)	$16.01

Class R6
Net asset value, offering price and redemption price per share, ($35,140,723 ÷ 2,193,246 shares of common stock issued and outstanding)	$16.02

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	25

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,030,456 foreign withholding tax)	$3,292,331
Affiliated dividend income	186,166
Income from securities lending, net (including affiliated income of $52,374)	99,116

Total income	3,577,613

Expenses
Management fee	3,298,407
Distribution fee(a)	2,192,053
Transfer agent’s fees and expenses (including affiliated expense of $342,771)(a)	437,178
Custodian and accounting fees	204,904
Registration fees(a)	91,829
Shareholders’ reports	58,440
Audit fee	33,099
Legal fees and expenses	22,564
Directors’ fees	14,861
Miscellaneous	60,928

Total expenses	6,414,263
Less: Fee waiver and/or expense reimbursement(a)	(466,140)
Distribution fee waiver(a)	(713,993)

Net expenses	5,234,130

Net investment income (loss)	(1,656,517)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,101))	(6,270,070)
Foreign currency transactions	(126,992)

(6,397,062)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,422))	(30,840,968)
Foreign currencies	(66,672)

(30,907,640)

Net gain (loss) on investment and foreign currency transactions	(37,304,702)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(38,961,219)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	31,180	34,486	2,126,387	—	—
Transfer agent’s fees and expenses	15,809	4,356	355,990	60,871	152
Registration fees	15,986	16,182	25,980	19,191	14,490
Fee waiver and/or expense reimbursement	(38,173)	(21,230)	(249,962)	(113,209)	(43,566)
Distribution fee waiver	(5,197)	—	(708,796)	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(1,656,517)	$110,477
Net realized gain (loss) on investment and foreign currency transactions		(6,397,062)	2,352,828
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(30,907,640)	14,853,126

Net increase (decrease) in net assets resulting from operations		(38,961,219)	17,316,431

Dividends and Distributions
Distributions from distributable earnings*
Class Z		(54,385)	—
Class R6		(54,898)	—

		(109,283)	—

Dividends from net investment income
Class Z			(41,518)
Class R6			(71,620)

		*	(113,138)

Series share transactions (Net of share conversions)
Net proceeds from shares sold		140,754,250	11,624,932
Net asset value of shares issued in reinvestment of dividends and distributions		109,173	113,138
Net asset value of shares issued in merger		372,771,258	—
Cost of shares reacquired		(112,646,693)	(12,451,939)

Net increase (decrease) in net assets from Series share transactions		400,987,988	(713,869)

Total increase (decrease)		361,917,486	16,489,424

Net Assets:
Beginning of year		61,925,580	45,436,156

End of year(a)		$423,843,066	$61,925,580

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$104,056

*	For the year ended October 31, 2018, the Series has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison International Opportunities Fund (the “Series”). Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation

28

procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

PGIM Jennison International Opportunities Fund	29

Notes to Financial Statements (continued)

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

30

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will

PGIM Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

32

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.825% of the Series’ average daily net assets up to and including $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.825% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to reimburse and/or waive fees so that the Series’ net annual operating expenses of each share class does not exceed 0.84% of the Series’ average daily net assets (exclusive of distribution and service (12b-1) fees, and transfer agency expenses (including sub-transfer agency and networking fees)). Additionally, effective July 1, 2018, PGIM Investments has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.09% of average daily net assets for Class A shares. Separately, effective December 16, 2017, PGIM Investments has contractually agreed to waive and/or reimburse up to 0.06% of certain other expenses on an annualized basis, through February 29, 2020, to the extent that the total net annual operating expenses exceed 1.90% of average daily net assets for Class C shares, 1.48% of average daily net

PGIM Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

assets for Class R shares, 0.90% of average daily net assets for Class Z shares, and 0.84% of average daily net assets for Class R6 shares. Prior to July 1, 2018 and for the period from December 15, 2017 through June 30, 2018 total annual operating expenses after fee waivers and/or reimbursements for Class A were limited to 1.15% of average daily net assets subject to a contractual agreement to waive and/or reimburse up to 0.06% of certain other expenses on an annualized basis, to the extent that the total net annual operating expenses exceeded 1.15% of average daily net assets. The contractual waivers and expense limitation above exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with these agreements may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through June 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective July 1, 2018 this voluntary agreement became part of the Series’ contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Series that it received $110,333 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees,

34

PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2018, it received $1,264 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $20,122 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $293,654,349 and $225,091,593, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

PGIM Jennison International Opportunities Fund	35

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,267,836	$588,263,088	$573,170,938	$—	$—	$16,359,986	16,359,986	$186,166

PGIM Institutional Money Market Fund*
5,918,998	412,539,368	392,680,116	(2,422)	(2,101)	25,773,727	25,773,727	52,374	**

$7,186,834	$1,000,802,456	$965,851,054	$(2,422)	$(2,101)	$42,133,713		$238,540

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Series was $109,283 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Series was $113,138 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $107,361 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$463,896,380	$35,212,156	$(40,848,842)	$(5,636,686)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis adjustments between financial and tax accounting.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2018 of approximately $9,676,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

36

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 900 million shares authorized for the Series, divided into eight classes, designated Class A, Class C, Class R, Class Z, Class R2, Class R4, and Class R6 and Class T common stock, each of which consists of 50 million, 50 million, 150 million, 175 million, 75 million, 75 million, 200 million and 125 million authorized shares, respectively. The Series currently does not have any Class R2, Class R4 and Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 567 Class R shares and 1,487,633 Class R6 shares of the Series. At

PGIM Jennison International Opportunities Fund	37

Notes to Financial Statements (continued)

reporting period end, four shareholders of record held 77% of the Series’ outstanding shares, of which 62% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	660,533	$11,796,123
Shares reacquired	(104,212)	(1,857,275)

Net increase (decrease) in shares outstanding before conversion	556,321	9,938,848
Shares issued upon conversion from other share class(es)	55,205	1,034,432
Shares reacquired upon conversion into other share class(es)	(5,627)	(102,838)

Net increase (decrease) in shares outstanding	605,899	$10,870,442

Year ended October 31, 2017:
Shares sold	178,060	$2,725,886
Shares reacquired	(71,108)	(952,807)

Net increase (decrease) in shares outstanding before conversion	106,952	1,773,079
Shares reacquired upon conversion into other share class(es)	(32,857)	(412,542)

Net increase (decrease) in shares outstanding	74,095	$1,360,537

Class C
Year ended October 31, 2018:
Shares sold	205,864	$3,575,262
Shares reacquired	(56,955)	(961,489)

Net increase (decrease) in shares outstanding before conversion	148,909	2,613,773
Shares reacquired upon conversion into other share class(es)	(4,015)	(65,643)

Net increase (decrease) in shares outstanding	144,894	$2,548,130

Year ended October 31, 2017:
Shares sold	65,162	$925,090
Shares reacquired	(23,164)	(312,798)

Net increase (decrease) in shares outstanding	41,998	$612,292

Class R
Period ended October 31, 2018*:
Shares sold	824,982	$14,999,820
Shares issued in merger	19,031,205	329,810,775
Shares reacquired	(3,064,934)	(55,429,940)

Net increase (decrease) in shares outstanding	16,791,253	$289,380,655

38

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,157,111	$93,161,083
Shares issued in reinvestment of dividends and distributions	3,125	54,275
Shares issued in merger	2,461,464	42,854,094
Shares reacquired	(2,729,560)	(48,279,119)

Net increase (decrease) in shares outstanding before conversion	4,892,140	87,790,333
Shares issued upon conversion from other share class(es)	6,420	118,183
Shares reacquired upon conversion into other share class(es)	(51,659)	(984,134)

Net increase (decrease) in shares outstanding	4,846,901	$86,924,382

Year ended October 31, 2017:
Shares sold	317,602	$4,781,956
Shares issued in reinvestment of dividends and distributions	3,504	41,518
Shares reacquired	(192,382)	(2,704,237)

Net increase (decrease) in shares outstanding before conversion	128,724	2,119,237
Shares issued upon conversion from other share class(es)	32,543	412,542

Net increase (decrease) in shares outstanding	161,267	$2,531,779

Class R6
Year ended October 31, 2018:
Shares sold	994,673	$17,221,962
Shares issued in reinvestment of dividends and distributions	3,160	54,898
Shares issued in merger	6,114	106,389
Shares reacquired	(329,043)	(6,118,870)

Net increase (decrease) in shares outstanding	674,904	$11,264,379

Year ended October 31, 2017:
Shares sold	252,504	$3,192,000
Shares issued in reinvestment of dividends and distributions	6,044	71,620
Shares reacquired	(585,779)	(8,482,097)

Net increase (decrease) in shares outstanding	(327,231)	$(5,218,477)

*	Commencement of offering was November 20, 2017

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM Jennison International Opportunities Fund	39

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 7 days that the Series had loans outstanding during the period was $4,599,714, borrowed at a weighted average interest rate of 3.14%. The maximum loan balance outstanding during the period was $5,658,000. At October 31, 2018, the Series did not have an outstanding loan balance.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

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9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Reorganization

On June 7, 2017, the Board approved an Agreement and Plan of Reorganization (the “Plans”) which provided for the transfer of all the assets of Target International Equity Portfolio (the “Merged Portfolio”) for shares of Jennison International Opportunities Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Portfolio respectively. Shareholders approved the Plan at a meeting on November 28, 2017 and the reorganization took place on December 15, 2017.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Portfolio	Total Investment Value	Total Investment Cost
Target International Equity Portfolio	$325,193,997	$319,368,212

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

PGIM Jennison International Opportunities Fund	41

Notes to Financial Statements (continued)

The acquisition was accomplished by a tax-free exchange of the following shares on December 15, 2017:

Merged Portfolio		Acquiring Fund
Target International Equity Portfolio		Jennison International Opportunities Fund
Class	Shares	Class	Shares	Value
R	28,199,749	R	19,031,205	$329,810,775
Z	3,655,174	Z	2,461,464	42,854,094
R6	9,077	R6	6,114	106,389

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation on investments immediately before the acquisition were as follows:

Merged Portfolio			Acquiring Fund
Target International Equity Portfolio		Unrealized Appreciation on Investments	Jennison International Opportunities Fund
Class	Net assets		Class	Net assets
R	$329,810,775	$5,154,385	R	$9,834
Z	42,854,094	669,737	Z	31,606,586
R6	106,389	1,663	R6	26,367,768

Assuming the acquisition had been completed on August 1, 2017, the Acquiring Fund’s unaudited pro forma results of operations for the year ended October 31, 2018 would have been as follows:

Acquiring Fund	Net Investment loss (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Jennison International Opportunities Fund	(375,158)	(23,698,604)	(24,073,762)

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended October 31, 2018) of the Acquiring Fund, plus net investment income from the Merged Portfolio pre-merger as follows: Target International Equity Portfolio $1,281,359.

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended October 31, 2018) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Target International Equity Portfolio $13,606,098.

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Since both the Merged Portfolio and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

PGIM Jennison International Opportunities Fund	43

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.10	$12.36	$13.09	$13.06	$13.51
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.01)	0.02	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.22)	4.75	(0.75)	0.08	0.09
Total from investment operations	(1.28)	4.74	(0.73)	0.03	0.03
Less Dividends and Distributions:
Distributions from net realized gains	-	-	-	-	(0.48)
Net asset value, end of year	$15.82	$17.10	$12.36	$13.09	$13.06
Total Return(b):	(7.49)%	38.35%	(5.58)%	0.23%	0.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,496	$5,303	$2,918	$4,167	$1,833
Average net assets (000)	$10,393	$3,121	$3,575	$3,179	$1,467
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.15%	1.15%	1.55%	1.60%
Expenses before waivers and/or expense reimbursement	1.55% (d)	1.63%	1.74%	1.67%	1.90%
Net investment income (loss)	(0.32)%	(0.07)%	0.15%	(0.39)%	(0.48)%
Portfolio turnover rate(e)	59%	69%	65%	75%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.43	$11.96	$12.77	$12.82	$13.37
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.11)	(0.08)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.17)	4.58	(0.73)	0.10	0.09
Total from investment operations	(1.35)	4.47	(0.81)	(0.05)	(0.07)
Less Dividends and Distributions:
Distributions from net realized gains	-	-	-	-	(0.48)
Net asset value, end of year	$15.08	$16.43	$11.96	$12.77	$12.82
Total Return(b):	(8.22)%	37.37%	(6.34)%	(0.39)%	(0.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,800	$1,759	$779	$1,215	$465
Average net assets (000)	$3,449	$1,080	$895	$903	$362
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.89%	1.90%	2.30%	2.35%
Expenses before waivers and/or expense reimbursement	2.54% (d)	2.32%	2.44%	2.37%	2.60%
Net investment income (loss)	(1.05)%	(0.80)%	(0.67)%	(1.15)%	(1.21)%
Portfolio turnover rate(e)	59%	69%	65%	75%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	45

Financial Highlights (continued)

Class R Shares
	November 20, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.62
Income (loss) from investment operations:
Net investment income (loss)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)
Total from investment operations	(1.76)
Net asset value, end of period	$15.86
Total Return(c):	(9.99)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$266,294
Average net assets (000)	$299,955
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.46%	(e)
Expenses before waivers and/or expense reimbursement	1.80%	(e)
Net investment income (loss)	(0.53)%	(e)
Portfolio turnover rate(f)	59%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.29	$12.50	$13.20	$13.13	$13.55
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.03	0.03	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.24)	4.79	(0.73)	0.10	0.08
Total from investment operations	(1.25)	4.82	(0.70)	0.07	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.03)	-	-	-
Distributions from net realized gains	-	-	-	-	(0.48)
Total dividends and distributions	(0.03)	(0.03)	-	-	(0.48)
Net asset value, end of year	$16.01	$17.29	$12.50	$13.20	$13.13
Total Return(b):	(7.24)%	38.65%	(5.30)%	0.53%	0.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$104,113	$28,612	$18,667	$46,105	$46,996
Average net assets (000)	$75,711	$21,756	$23,274	$47,187	$38,835
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.90%	1.31%	1.35%
Expenses before waivers and/or expense reimbursement	1.04% (d)	1.34%	1.41%	1.40%	1.54%
Net investment income (loss)	(0.08)%	0.23%	0.25%	(0.19)%	(0.13)%
Portfolio turnover rate(e)	59%	69%	65%	75%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	47

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,		December 23, 2015(a) through October 31,
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.29	$12.50	$13.25
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.22)	4.79	(0.81)
Total from investment operations	(1.23)	4.83	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)	-
Net asset value, end of period	$16.02	$17.29	$12.50
Total Return(c):	(7.15)%	38.75%	(5.66)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$35,141	$26,252	$23,073
Average net assets (000)	$26,736	$24,927	$23,677
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	(e)
Expenses before waivers and/or expense reimbursement	1.00% (f)	1.30%	1.43%	(e)
Net investment income (loss)	(0.05)%	0.28%	0.60%	(e)
Portfolio turnover rate(g)	59%	69%	65%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison International Opportunities Fund (formerly Prudential Jennison International Opportunities Fund) (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

PGIM Jennison International Opportunities Fund	49

Federal Income Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $241,326 foreign tax credit from recognized foreign source income of $6,090,466.

For the fiscal year ended October 31, 2018, the Series reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM Jennison International Opportunities Fund	100.00%	24.82%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2018.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison International Opportunities Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison International Opportunities Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison International Opportunities Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison International Opportunities Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance

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Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps annual fund operating expenses at 0.84% through February 29, 2020.

•

The Board and PGIM Investments also agreed to enhance the Fund’s existing expense waiver, such that effective July 1, 2018 (exclusive of certain fees and expenses) PGIM Investments agrees to waive and/or reimburse up to 0.06% of certain other expenses through February 29, 2020 to the extent that the annual fund operating expenses exceed 1.09% for Class A shares, 1.90% for Class C shares, 1.48% for Class R shares, 0.90% for Class Z shares, and 0.84% for Class R6 shares.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison International Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	R	Z	R6*
NASDAQ	PWJAX	PWJCX	PWJRX	PWJZX	PWJQX
CUSIP	743969677	743969669	743969487	743969651	743969586

*Formerly known as Class Q shares.

MF215E

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

(Formerly known as Prudential Jennison Global Infrastructure Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights (unaudited)

•	NRG Energy shares performed well in the reporting period as it beat second-quarter 2018 earnings expectations, maintained its full-year guidance, and raised its dividend 3.6%.

•	Shares of CSX also rose, as its precision railroading transformation gained momentum faster than expected. The company also benefited from accelerating volumes and improved pricing trends.

•	Atlantia shares declined after its Genoa Bridge motorway collapsed in August 2018 during maintenance work. Atlantia is Italy’s largest toll road motorway builder and operator.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Global Infrastructure Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Global Infrastructure Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Infrastructure Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Global Infrastructure Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–10.32	3.36	4.13 (9/25/13)
Class C	–6.75	3.76	4.51 (9/25/13)
Class Z	–4.86	4.80	5.56 (9/25/13)
Class R6*	–4.94	N/A	5.46 (12/28/16)
S&P Global Infrastructure Index
	–8.46	3.60	—
S&P 500 Index
	7.35	11.33	—
Lipper Global Infrastructure Funds Average
	–5.17	4.20	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–5.10	4.54	5.29 (9/25/13)
Class C	–5.82	3.76	4.51 (9/25/13)
Class Z	–4.86	4.80	5.56 (9/25/13)
Class R6*	–4.94	N/A	5.46 (12/28/16)
S&P Global Infrastructure Index
	–8.46	3.60	—
S&P 500 Index
	7.35	11.33	—
Lipper Global Infrastructure Funds Average
	–5.17	4.20	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class Z shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Jennison Global Infrastructure Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 4.31% and 4.43% for Class R6 shares.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 12.12% and 13.18% for Class R6 shares.

Lipper Global Infrastructure Funds Average—The Lipper Global Infrastructure Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Infrastructure Funds universe for the periods noted. Funds in the Lipper Average invest primarily in equity securities of domestic and foreign companies engaged in an infrastructure industry, including but not limited to transportation, communication, and waste management. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 4.90% and 5.27% for Class R6 shares.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
NextEra Energy, Inc., Electric Utilities	5.5
ONEOK, Inc., Oil, Gas & Consumable Fuels	4.1
American Electric Power Co., Inc., Electric Utilities	3.6
FirstEnergy Corp., Electric Utilities	3.5
Evergy, Inc., Electric Utilities	3.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Electric Utilities	24.2
Oil, Gas & Consumable Fuels	18.3
Transportation Infrastructure	12.6
Multi-Utilities	9.7
Construction & Engineering	8.2

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Global Infrastructure Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Infrastructure Fund’s Class Z shares returned –4.86% for the 12-month reporting period that ended October 31, 2018. Over the same period, the S&P Global Infrastructure Index (the Index) declined –8.46%, and the Lipper Global Infrastructure Funds Average declined –5.17%.

What were the market conditions?

•

Equity market returns were strong in the beginning of the reporting period, as global gross domestic product (GDP) advanced at a healthy pace, long-term interest rates remained low, and central banks tightened monetary policy gradually in light of subdued inflation and solid US economic expansion. However, toward the end of the period, trade-related concerns, rising interest rates, and a big run-up in equity prices since the last decline in the first quarter of 2018, along with deteriorating growth prospects for emerging markets, all contributed to increased volatility and a major pullback in US equity markets.

•	West Texas Intermediate crude oil and natural gas prices increased 24.3% and 7.8%, respectively, while ethane prices soared 58.1% during the period.

•

While regulated utility share prices in the US, Europe, and Australia have been under pressure since late 2017 as bond yields rose in those countries, the utilities sector held up better than other sectors during the October 2018 equity market sell-off.

What worked?

Railroad holdings were among the main positive drivers of Fund performance during the reporting period, given accelerated rail volumes and improved service levels and pricing. Positions among independent power producers, energy traders, and electric utilities also helped.

In utilities:

•

Shares of independent power and renewable electricity producer NRG Energy, Inc. performed well. The company beat second-quarter 2018 earnings expectations, maintained its full-year guidance, and raised its dividend 3.6%.

•

NextEra Energy, Inc. is an electric power company that operates through its wholly owned subsidiaries, Florida Power & Light and NextEra Energy Resources, LLC. The company reported solid quarterly earnings in April 2018, adding more than 1,000 megawatts to its backlog of renewable projects. The company also raised its baseline for earnings growth in 2018 and extended its earnings-per-share growth outlook to 2021, which together boosted its shares in the period.

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In railroads:

•

Shares of CSX Corp. performed well in the period, as its precision railroading transformation gained momentum faster than expected. The company also benefited from accelerating volumes and improved pricing trends. At the end of the period, Jennison favorably viewed the company given improving commodity and industrial volumes, as well as the operating metrics put into place late in 2017 that improved efficiency.

What didn’t work?

Highways & railtracks and multi-utilities holdings were among the primary detractors from the Fund’s performance during the reporting period.

In highways & railtracks:

•

Shares of Atlantia S.p.A. declined nearly 25% after its Genoa Bridge motorway collapsed in August 2018 during maintenance work. Atlantia is Italy’s largest toll road motorway builder and operator. The company’s toll road concession arm, ASPI, which operates and maintains the bridge, is fully insured for damages and for rebuilding it. Atlantia has committed to rebuilding the bridge in eight months. Still, uncertainty remained on the impact the collapse would have on the company financially and on whether or not the Italian government would seek to revoke its operating license for its entire Autostrade per L’Italia concession or just the Genoa tranche. Given the Fund’s underweighting in the company and the lack of clarity thus far, Jennison intends to hold the position until it can obtain further clarity.

In energy, specifically within midstream energy infrastructure:

•

Williams Companies, Inc. is an integrated natural gas behemoth operating in the Northeast and Gulf Coasts that transports, sells, and processes natural gas and petroleum products. Its shares underperformed during the period given the overall negative sentiment in the energy sector and despite reporting several positive announcements. In August, Williams Companies’ shareholders voted to acquire the remaining outstanding units of Williams Partners, effectively “rolling it up” into Williams Companies’ corporate structure. The new simplified structure was not only appealing to investors but also would allow favorable distribution coverage metrics, a deleveraging balance sheet, and enough internally generated cash flow to avoid external equity issuance for the next several years, in Jennison’s view. The company also announced its entry into the DJ Basin with an agreement to acquire Discovery DJ Services for $1.17 billion in a joint venture with private equity firm KKR. Williams will be the operator of Discovery, with an initial 40% economic contribution and a commitment to fund additional growth capital to bring its ownership to 50/50. Concurrent with the acquisition announcement, Williams announced the sale of its Four Corners Area assets (non-core) in Colorado and New Mexico at an attractive price,

PGIM Jennison Global Infrastructure Fund	13

Strategy and Performance Overview (continued)

which is expected to generate approximately $82 million of annualized EBITDA (earnings before interest, tax, depreciation, and amortization) in 2018, according to sell-side estimates. This position was not sold.

In utilities:

•

NTPC Ltd. is an India-based electric utility and is the country’s largest power generator. The company’s output is contracted through long-term power purchase agreements with customers. Its shares declined after reporting unexpected fixed cost under-recoveries from coal shortages at a few of its plants during its March 2018 quarterly results.

Current outlook

•

While Jennison believed at the end of the reporting period that the broad economic backdrop was positive, economic conditions had become more mixed given weakness in some emerging markets (EM) and rising political uncertainties in parts of Latin America and Europe. Jennison has oriented the portfolio away from weaker EM geographies and continues to have confidence in the end markets of the portfolio’s holdings.

•

Within transportation, Jennison favored French toll-road companies benefiting from strength in traffic trends and improving construction margins. Airport passenger demand was strong globally, but Jennison opportunistically tilted the Fund’s airport exposure toward names with greater visibility to pricing growth. Despite increasing concerns regarding the impact of rising trade tariffs, Jennison remained constructive on US rails in light of improved free cash-flow generation, accelerating pricing, and margin leverage from better operations. Overall, Jennison continued to find many opportunities to invest in companies in the transportation infrastructure sector that it believes will be long-term winners through the cycle and can redeploy growth capital at attractive returns while growing dividends for shareholders.

•

Regarding the Fund’s energy infrastructure exposure, Jennison believed oil, natural gas, and natural gas liquid (NGL) fundamentals improved, which bodes well for volume growth and the persistent need for critical midstream infrastructure to move energy to end-use demand markets in North America and around the world. While the first half of 2018 was a volatile period for midstream equities, share price volatility began to moderate during the third quarter of 2018 as investors began to reward the rising cash-flow per share and declining balance sheet leverage seen across the sector over the past several quarters—strong evidence, in Jennison’s view, of the improved operating fundamentals and financial health of midstream companies. Jennison was supportive of the accelerating corporate reform efforts underway in the North American midstream sector and believes this transformation not only positions these companies to better sustain themselves financially but also should allow these companies to thrive over the next decade or more. As a result, the Fund’s midstream exposure not only reflects Jennison’s preference for companies with

14	Visit our website at pgiminvestments.com

assets that are well-positioned to capitalize on growing hydrocarbon demand centers and/or supply basins but also its preference for companies that have already undertaken the corporate reforms necessary to improve their financial positioning and better align management’s interests with those of their shareholders.

•

Despite acceleration in the rise of US interest rates, the US utilities sector posted positive performance during the third quarter of 2018—a reflection, in Jennison’s view, of the attractive operating backdrop for both regulated utilities and companies with exposure to competitive power markets. Jennison continued to believe higher-quality, faster-growth utilities should outperform lower-growth and/or lower-quality peers over time and particularly in a rising interest rate environment. Within regulated utilities, Jennison favored those with solid dividend yields and above-average projected earnings and/or dividend growth that is driven by regulatory rate base. In addition, Jennison favored utilities with constructive state legislatures and utility commissions because it believes a supportive policy environment enhances the ability of utilities to ultimately earn or exceed their regulatory return targets.

•

Regarding renewable energy, Jennison believes there is continued global momentum behind the secular trend of rising demand for renewable energy supply and subsequent transmission investment needed to tie those cleaner resources into the grid as well as to modernize the aging grid infrastructure. In Jennison’s opinion, the trend for increased global investment in renewable energy remains supported by two broad and enduring themes: (1) meaningful reductions in the cost of renewable energy, driven by continued technological advancement, and (2) increasing public policy support—on a global scale and at local levels—for renewable investment driven by concerns over greenhouse gas emissions, energy security, and job creation.

•

Lastly, regarding communications infrastructure, Jennison favored wireless towers and data center operators, as both industries capitalize on exponential data demand growth around the world. In data centers, Jennison saw an opportunity to invest in infrastructure operations that can profit from secular global trends of the increasing shift toward cloud computing by large corporations. In tower operators, Jennison continued to see an attractive investment opportunity given their critical infrastructure, multi-year contracts with their wireless operator customers, and strong free cash-flow generation.

PGIM Jennison Global Infrastructure Fund	15

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
NRG Energy, Inc.	1.14	Atlantia S.p.A.	–0.80
CSX Corp.	0.85	Huaneng Renewables Corp.	–0.63
NextEra Energy, Inc.	0.61	Williams Companies, Inc.	–0.63
Cheniere Energy Partners LP Holdings	0.46	NTPC Ltd.	–0.45
ONEOK, Inc.	0.37	RWE AG	–0.44

16	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Jennison Global Infrastructure Fund	17

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$935.70	1.50%	$7.32
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class C	Actual	$1,000.00	$933.00	2.25%	$10.96
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42
Class Z	Actual	$1,000.00	$937.70	1.25%	$6.11
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Class R6**	Actual	$1,000.00	$936.90	1.25%	$6.10
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund's fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 95.6%

COMMON STOCKS

Australia 3.7%
Atlas Arteria Ltd.	189,114	$916,579
Transurban Group	113,415	910,988

		1,827,567

Canada 5.4%
Enbridge, Inc.	22,406	698,161
Pembina Pipeline Corp.	29,816	963,653
Westshore Terminals Investment Corp.	54,306	990,045

		2,651,859

China 2.5%
China Longyuan Power Group Corp. Ltd. (Class H Stock)	341,424	260,976
China Tower Corp. Ltd. (Class H Stock), 144A*	3,784,198	577,316
Huaneng Renewables Corp. Ltd. (Class H Stock)	1,561,758	403,144

		1,241,436

France 8.1%
Aeroports de Paris	4,448	932,412
Eiffage SA	15,266	1,494,135
Vinci SA	17,463	1,560,172

		3,986,719

Germany 4.8%
E.ON SE	125,426	1,215,150
RWE AG	57,451	1,120,911

		2,336,061

Italy 5.5%
Atlantia SpA	24,672	496,777
Enav SpA, 144A	151,569	683,067
Enel SpA	105,619	522,614
Italgas SpA	197,530	1,019,915

		2,722,373

Malaysia 1.1%
Malaysia Airports Holdings Bhd	281,230	558,050

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Mexico 0.9%
CFE Capital S de RL de CV, REIT	564,587	$464,160

New Zealand 1.5%
Auckland International Airport Ltd.	158,432	722,610

Spain 5.5%
Cellnex Telecom SA, 144A	29,519	736,225
Ferrovial SA	49,459	991,821
Iberdrola SA	137,218	971,623

		2,699,669

United States 56.6%
American Electric Power Co., Inc.	24,171	1,773,185
American Tower Corp.	4,920	766,585
Cheniere Energy, Inc.*	24,951	1,507,270
CMS Energy Corp.	10,145	502,380
CSX Corp.	18,693	1,287,200
CyrusOne, Inc., REIT	12,685	675,222
Energy Transfer LP, MLP	31,309	486,547
Equinix, Inc., REIT	1,840	696,882
Evergy, Inc.	29,539	1,653,889
Exelon Corp.	31,190	1,366,434
FirstEnergy Corp.	46,052	1,716,819
Kinder Morgan, Inc.	43,888	746,974
NextEra Energy, Inc.	15,569	2,685,652
NRG Energy, Inc.	37,569	1,359,622
ONEOK, Inc.	30,583	2,006,245
PPL Corp.	40,328	1,225,971
Republic Services, Inc.	10,525	764,957
SCANA Corp.	17,955	719,098
Sempra Energy	10,895	1,199,757
Targa Resources Corp.	23,796	1,229,539
Union Pacific Corp.	9,246	1,351,950
Waste Connections, Inc.	10,540	805,678
Williams Cos., Inc. (The)	53,876	1,310,803

		27,838,659

TOTAL LONG-TERM INVESTMENTS (cost $42,172,697)		47,049,163

See Notes to Financial Statements.

20

Description	Shares	Value
SHORT-TERM INVESTMENT 3.5%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,729,474)(w)	1,729,474	$1,729,474

TOTAL INVESTMENTS 99.1% (cost $43,902,171)		48,778,637
Other assets in excess of liabilities 0.9%		442,161

NET ASSETS 100.0%		$49,220,798

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

REIT—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$1,827,567	$—
Canada	2,651,859	—	—
China	—	1,241,436	—
France	—	3,986,719	—
Germany	—	2,336,061	—
Italy	—	2,722,373	—
Malaysia	—	558,050	—
Mexico	464,160	—	—
New Zealand	—	722,610	—
Spain	—	2,699,669	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	21

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
United States	$27,838,659	$—	$—
Affiliated Mutual Fund	1,729,474	—	—

Total	$32,684,152	$16,094,485	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Electric Utilities	24.2%
Oil, Gas & Consumable Fuels	18.3
Transportation Infrastructure	12.6
Multi-Utilities	9.7
Construction & Engineering	8.2
Road & Rail	5.3
Equity Real Estate Investment Trusts (REITs)	4.4
Independent Power & Renewable Electricity Producers	4.1
Affiliated Mutual Fund	3.5
Commercial Services & Supplies	3.1%
Diversified Telecommunication Services	2.7
Gas Utilities	2.1
Banks	0.9

99.1
Other assets in excess of liabilities	0.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Series did not hold any derivative instruments as of October 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$7,654

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

22

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$(1,126)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	23

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $42,172,697)	$47,049,163
Affiliated investments (cost $1,729,474)	1,729,474
Foreign currency, at value (cost $216,576)	215,466
Receivable for investments sold	855,506
Receivable for Series shares sold	65,200
Tax reclaim receivable	63,868
Dividends receivable	47,581
Prepaid expenses	901

Total Assets	50,027,159

Liabilities
Payable for investments purchased	624,325
Payable for Series shares reacquired	106,983
Accrued expenses and other liabilities	52,550
Management fee payable	14,625
Distribution fee payable	5,533
Affiliated transfer agent fee payable	2,345

Total Liabilities	806,361

Net Assets	$49,220,798

Net assets were comprised of:
Common stock, at par	$40,329
Paid-in capital in excess of par	48,927,139
Total distributable earnings (loss)	253,330

Net assets, October 31, 2018	$49,220,798

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($8,072,737 ÷ 661,059 shares of common stock issued and outstanding)	$12.21
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.92

Class C
Net asset value, offering price and redemption price per share,
($4,162,233 ÷ 343,524 shares of common stock issued and outstanding)	$12.12

Class Z
Net asset value, offering price and redemption price per share,
($23,073,873 ÷ 1,889,135 shares of common stock issued and outstanding)	$12.21

Class R6
Net asset value, offering price and redemption price per share,
($13,911,955 ÷ 1,139,164 shares of common stock issued and outstanding)	$12.21

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	25

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $132,116 foreign withholding tax)	$1,614,239
Affiliated dividend income	20,273
Interest income	2,392
Income from securities lending, net (including affiliated income of $529)	848

Total income	1,637,752

Expenses
Management fee	608,873
Distribution fee(a)	85,294
Custodian and accounting fees	76,339
Registration fees(a)	66,297
Transfer agent’s fees and expenses (including affiliated expense of $14,089)(a)	53,914
Shareholders’ reports	35,983
Audit fee	28,035
Legal fees and expenses	19,295
Directors’ fees	13,846
Miscellaneous	42,919

Total expenses	1,030,795
Less: Fee waiver and/or expense reimbursement(a)	(183,033)
Distribution fee waiver(a)	(5,109)

Net expenses	842,653

Net investment income (loss)	795,099

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(21))	2,500,135
Foreign currency transactions	1,020

2,501,155

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $20,592)	(5,962,156)
Foreign currencies	(853)

(5,963,009)

Net gain (loss) on investment and foreign currency transactions	(3,461,854)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,666,755)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	30,654	54,640	—	—
Registration fees	16,610	16,584	17,444	15,659
Transfer agent’s fees and expenses	18,369	8,358	27,159	28
Fee waiver and/or expense reimbursement	(45,569)	(30,477)	(74,307)	(32,680)
Distribution fee waiver	(5,109)	—	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended October 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$795,099	$749,814
Net realized gain (loss) on investment and foreign currency transactions	2,501,155	1,768,892
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,963,009)	5,851,698

Net increase (decrease) in net assets resulting from operations	(2,666,755)	8,370,404

Dividends and Distributions
Distributions from distributable earnings*
Class A	(141,368)	—
Class C	(41,199)	—
Class Z	(447,302)	—
Class R6	(232,070)	—

	(861,939)	—

Tax return of capital distributions
Class A	—	(58,583)
Class C	—	(19,550)
Class Z	—	(187,756)
Class R6	—	(79,068)

	—	(344,957)

Dividends from net investment income
Class A		(118,512)
Class C		(39,550)
Class Z		(379,823)
Class R6		(159,950)

	*	(697,835)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	15,455,026	24,826,946
Net asset value of shares issued in reinvestment of dividends and distributions	839,400	1,001,786
Cost of shares reacquired	(32,145,267)	(23,382,391)

Net increase (decrease) in net assets from Series share transactions	(15,850,841)	2,446,341

Total increase (decrease)	(19,379,535)	9,773,953

Net Assets:
Beginning of year	68,600,333	58,826,380

End of year	$49,220,798	$68,600,333

*	For the year ended October 31, 2018, the Series has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Global Infrastructure Fund (the “Series”). Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to achieve total return.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

28

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

PGIM Jennison Global Infrastructure Fund	29

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign

30

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Series held rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the

PGIM Jennison Global Infrastructure Fund	31

Notes to Financial Statements (continued)

securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

32

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 1.000% of the Series’ average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.940% of the Series’ average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.000% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of

PGIM Jennison Global Infrastructure Fund	33

Notes to Financial Statements (continued)

average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares, and 1.25% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018, PGIM Investments has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.17% of average daily net assets for Class Z shares, and 1.17% of average daily net assets for Class R6 shares.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Series’ contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares through February 29, 2020.

PIMS has advised the Series that it received $16,921 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees,

34

PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2018, it received $22 and $99 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $249 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $44,447,856 and $62,263,392, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

PGIM Jennison Global Infrastructure Fund	35

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$135,581	$43,622,435	$42,028,542	$—	$—	$1,729,474	1,729,474	$20,273

PGIM Institutional Money Market Fund*
—	2,435,717	2,435,696	—	(21)	—	—	529	**

$135,581	$46,058,152	$44,464,238	$—	$(21)	$1,729,474		$20,802

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2018, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $239,302 due to differences in the treatment for book and tax purposes of certain transactions involving partnership investments. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2018, the tax character of dividends paid by the Series was $861,939 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Series was $697,835 of ordinary income and $344,957 of tax return of capital.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $107,833 of ordinary income.

36

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$44,099,600	$6,607,495	$(1,928,458)	$4,679,037

The difference between book basis and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2018 of approximately $4,534,000 which can be carried forward for an unlimited period. The Series utilized approximately $1,795,000 of its capital loss carryforward during the fiscal year ended October 31, 2018 to offset capital gains. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 510 million shares authorized for the Series, divided into five classes, designated Class A, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 20 million, 100 million, 150 million,

PGIM Jennison Global Infrastructure Fund	37

Notes to Financial Statements (continued)

125 million and 115 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 539,085 Class Z shares and 1,139,164 Class R6 shares of the Series. At reporting period end, six shareholders of record held 81% of the Series’ outstanding shares on behalf of multiple beneficial owners, of which 42% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	150,283	$2,002,747
Shares issued in reinvestment of dividends and distributions	10,691	139,976
Shares reacquired	(270,926)	(3,544,143)

Net increase (decrease) in shares outstanding before conversion	(109,952)	(1,401,420)
Shares issued upon conversion from other share class(es)	758	10,337
Shares reacquired upon conversion into other share class(es)	(125,190)	(1,689,355)

Net increase (decrease) in shares outstanding	(234,384)	$(3,080,438)

Year ended October 31, 2017:
Shares sold	279,822	$3,391,012
Shares issued in reinvestment of dividends and distributions	13,824	168,066
Shares reacquired	(184,608)	(2,241,919)

Net increase (decrease) in shares outstanding before conversion	109,038	1,317,159
Shares issued upon conversion from other share class(es)	9,426	116,828
Shares reacquired upon conversion into other share class(es)	(280,568)	(3,367,052)

Net increase (decrease) in shares outstanding	(162,104)	$(1,933,065)

Class C
Year ended October 31, 2018:
Shares sold	29,037	$377,809
Shares issued in reinvestment of dividends and distributions	2,793	36,467
Shares reacquired	(154,412)	(2,008,194)

Net increase (decrease) in shares outstanding before conversion	(122,582)	(1,593,918)
Shares reacquired upon conversion into other share class(es)	(4,383)	(57,241)

Net increase (decrease) in shares outstanding	(126,965)	$(1,651,159)

Year ended October 31, 2017:
Shares sold	143,195	$1,702,514
Shares issued in reinvestment of dividends and distributions	4,347	52,151
Shares reacquired	(149,323)	(1,820,597)

Net increase (decrease) in shares outstanding before conversion	(1,781)	(65,932)
Shares reacquired upon conversion into other share class(es)	(24,441)	(298,815)

Net increase (decrease) in shares outstanding	(26,222)	$(364,747)

38

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	301,204	$3,928,359
Shares issued in reinvestment of dividends and distributions	32,956	430,887
Shares reacquired	(782,129)	(10,173,430)

Net increase (decrease) in shares outstanding before conversion	(447,969)	(5,814,184)
Shares issued upon conversion from other share class(es)	129,445	1,746,596
Shares reacquired upon conversion into other share class(es)	(758)	(10,337)

Net increase (decrease) in shares outstanding	(319,282)	$(4,077,925)

Year ended October 31, 2017:
Shares sold	758,227	$9,087,558
Shares issued in reinvestment of dividends and distributions	45,023	542,551
Shares reacquired	(963,920)	(11,483,699)

Net increase (decrease) in shares outstanding before conversion	(160,670)	(1,853,590)
Shares issued upon conversion from other share class(es)	296,886	3,566,596
Shares reacquired upon conversion into other share class(es)	(1,443,112)	(16,437,911)

Net increase (decrease) in shares outstanding	(1,306,896)	$(14,724,905)

Class R6
Year ended October 31, 2018:
Shares sold	693,401	$9,146,111
Shares issued in reinvestment of dividends and distributions	17,751	232,070
Shares reacquired	(1,255,493)	(16,419,500)

Net increase (decrease) in shares outstanding	(544,341)	$(7,041,319)

Period ended October 31, 2017*:
Shares sold	851,072	$10,645,862
Shares issued in reinvestment of dividends and distributions	18,790	239,018
Shares reacquired	(628,004)	(7,836,176)

Net increase (decrease) in shares outstanding before conversion	241,858	3,048,704
Shares issued upon conversion from other share class(es)	1,441,647	16,420,354

Net increase (decrease) in shares outstanding	1,683,505	$19,469,058

*	Commencement of operations was December 28, 2016.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM Jennison Global Infrastructure Fund	39

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 15 days that the Series had loans outstanding during the period was $1,063,667 borrowed at a weighted average interest rate of 3.11%. The maximum loan balance outstanding during the period was $3,353,000. At October 31, 2018, the Series did not have an outstanding loan balance.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Series is non-diversified, meaning that the Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Infrastructure Companies: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting

40

their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Jennison Global Infrastructure Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.05	$11.61	$11.48	$12.62	$10.42
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.09	0.06	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.81)	1.49	0.21	(1.12)	2.26
Total from investment operations	(0.65)	1.63	0.30	(1.06)	2.35
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.13)	(0.08)	(0.05)	(0.14)
Tax return of capital distributions	-	(0.06)	(0.09)	(0.03)	-
Distributions from net realized gains	-	-	-	-	(0.01)
Total dividends and distributions	(0.19)	(0.19)	(0.17)	(0.08)	(0.15)
Net asset value, end of year	$12.21	$13.05	$11.61	$11.48	$12.62
Total Return(b):	(5.10)%	14.15%	2.62%	(8.46)%	22.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,073	$11,689	$12,277	$22,353	$15,521
Average net assets (000)	$10,218	$11,433	$16,694	$22,695	$4,906
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	2.00% (d)	1.81%	1.79%	1.78%	1.95%
Net investment income (loss)	1.21%	1.10%	0.76%	0.52%	0.73%
Portfolio turnover rate(e)	75%	80%	82%	94%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.97	$11.55	$11.42	$12.58	$10.41
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	- (b)	(0.03)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.81)	1.50	0.21	(1.13)	2.25
Total from investment operations	(0.75)	1.54	0.21	(1.16)	2.26
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.04)	- (b)	(0.08)
Tax return of capital distributions	-	(0.04)	(0.04)	- (b)	-
Distributions from net realized gains	-	-	-	-	(0.01)
Total dividends and distributions	(0.10)	(0.12)	(0.08)	-	(0.09)
Net asset value, end of year	$12.12	$12.97	$11.55	$11.42	$12.58
Total Return(c):	(5.82)%	13.39%	1.88%	(9.21)%	21.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,162	$6,101	$5,738	$6,775	$3,835
Average net assets (000)	$5,464	$6,111	$5,783	$6,353	$1,104
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses before waivers and/or expense reimbursement	2.81% (e)	2.51%	2.49%	2.48%	2.70%
Net investment income (loss)	0.48%	0.34%	(0.02)%	(0.22)%	0.12%
Portfolio turnover rate(f)	75%	80%	82%	94%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	43

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.06	$11.61	$11.47	$12.62	$10.42
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.18	0.11	0.09	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.82)	1.49	0.23	(1.13)	2.15
Total from investment operations	(0.63)	1.67	0.34	(1.04)	2.37
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.14)	(0.09)	(0.08)	(0.16)
Tax return of capital distributions	-	(0.08)	(0.11)	(0.03)	-
Distributions from net realized gains	-	-	-	-	(0.01)
Total dividends and distributions	(0.22)	(0.22)	(0.20)	(0.11)	(0.17)
Net asset value, end of year	$12.21	$13.06	$11.61	$11.47	$12.62
Total Return(b):	(4.94)%	14.51%	2.96%	(8.28)%	22.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,074	$28,831	$40,811	$47,305	$31,788
Average net assets (000)	$27,549	$29,597	$40,236	$42,210	$20,117
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.52% (d)	1.51%	1.49%	1.48%	2.08%
Net investment income (loss)	1.45%	1.49%	0.94%	0.75%	1.79%
Portfolio turnover rate(e)	75%	80%	82%	94%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R6 Shares
	Year Ended October 31, 2018	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.06	$11.39
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.81)	1.71
Total from investment operations	(0.63)	1.82
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.10)
Tax return of capital distributions	-	(0.05)
Total dividends and distributions	(0.22)	(0.15)
Net asset value, end of period	$12.21	$13.06
Total Return(c):	(4.94)%	16.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,912	$21,979
Average net assets (000)	$17,657	$19,274
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	(e)
Expenses before waivers and/or expense reimbursement	1.44% (f)	1.40%	(e)
Net investment income (loss)	1.39%	1.00%	(e)
Portfolio turnover rate(g)	75%	80%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Global Infrastructure Fund (formerly Prudential Jennison Global Infrastructure Fund) (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

46

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Infrastructure Fund	100.00%	59.69%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2018.

PGIM Jennison Global Infrastructure Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Global Infrastructure Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Infrastructure Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as

[1]	PGIM Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance

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Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2017. The Board considered that the Fund commenced operations on September 25, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for

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performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted information provided by PGIM Investments indicating that the Fund’s actual management fees were only three basis points from the median, despite the Fund’s third quartile ranking.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class R6 shares, and 1.25% for Class Z shares through February 28, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Infrastructure Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PGJAX	PGJCX	PGJZX	PGJQX
CUSIP	743969792	743969784	743969776	743969560

*Formerly known as Class Q shares.

MF217E

PGIM EMERGING MARKETS DEBT HARD

CURRENCY FUND

(Formerly known as Prudential Emerging Markets Debt Hard Currency Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•	Overweight positions in Brazil, Bahrain, Greece, Iraq, and Angola contributed to performance in the reporting period. Security selection within Venezuela also added to performance.

•	Within foreign currencies, underweights to the Chilean peso, Chinese yuan, Swiss franc, and the Hungarian forint were all strong contributors.

•

Overall country selection was the largest detractor from performance over the reporting period, highlighted by an overweight to Argentina. Security selection within India, Hungary, China, and Romania all detracted from returns.

•	Within foreign currencies, overweights to the Indian rupee, Brazilian real, and Russian ruble all hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Emerging Markets Debt Hard Currency Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Emerging Markets Debt Hard Currency Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Emerging Markets Debt Hard Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Hard Currency Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Emerging Markets Debt Hard Currency Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 10/31/18 (without sales charges)
Since Inception* (%)
Class A	–6.97 (12/12/17)
Class C	–7.58 (12/12/17)
Class Z	–6.79 (12/12/17)
Class R6**	–6.72 (12/12/17)
JP Morgan EMBI Global Diversified Index
–4.44
Lipper Emerging Market Hard Currency Debt Funds Average
–5.65

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan EMBI Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal period (October 31, 2018) as measured

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on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper Inc., and JP Morgan

*Not annualized

**Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from closest month-end to the Fund’s inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

PGIM Emerging Markets Debt Hard Currency Fund	9

Your Fund’s Performance (continued)

Benchmark Definitions

JP Morgan EMBI Global Diversified Index—The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index is an unmanaged, comprehensive emerging markets index that tracks hard currency bonds issued by emerging markets issuers.

Lipper Emerging Market Hard Currency Debt Funds Average—The Lipper Emerging Market Hard Debt Currency Funds Average (Lipper Average) is based upon the return of all mutual funds in the Lipper Emerging Market Hard Debt Currency Funds universe.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AA	0.8
A	7.9
BBB	25.9
BB	24.2
B	39.3
C	1.2
Cash/Cash Equivalents	0.7
Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Distributions and Yields as of 10/31/18
	Total Distributions Paid for the period ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.44	5.60	–199.93
Class C	0.38	5.10	–199.71
Class Z	0.46	6.15	–3.86
Class R6	0.46	6.20	4.24

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Hard Currency Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Hard Currency Fund’s Class Z shares returned -6.79% since the Fund’s inception on December 12, 2017, through October 31, 2018 (the reporting period), underperforming the -4.44% return of the JP Morgan EMBI Global Diversified Index (the Index) and the -5.65% return of the Lipper Emerging Markets Hard Currency Debt Funds Average.

What were market conditions?

•

In 2017, emerging market (EM) economies benefited from the global economy’s improving momentum, generating numerous opportunities across local-rate emerging markets. On the back of improving fundamentals, such as narrower current account deficits, falling inflation, and growing central bank reserves, PGIM Fixed Income expected EM growth (excluding China) to accelerate in 2018 and outpace growth in the developed world. Although macro risks remained on the horizon (e.g., the ongoing removal of developed-market monetary stimulus, led by the Federal Reserve’s contracting balance sheet and prospects for three or four rate hikes in 2018), some of these concerns were remnants of the volatility surrounding 2013’s taper tantrum. Many idiosyncratic credit stories in emerging markets also dominated headlines, including Venezuela, Argentina, Brazil, Mexico, Ukraine, and Russia, among others.

•

In 2018, emerging market fixed income started with a very strong January, with hard currency spreads tightening on the back of stable yields and appreciating currencies. This was followed by a soggier February and March as inflation fears, trade war rhetoric, spikes in volatility, and rising US interest rates drove investors to the sidelines. Most hard currency country returns were negative, with Venezuela a surprising exception as the top performer with a return of +11.60%. Despite worsening economic conditions and falling oil production, investors bought into the belief that President Nicolás Maduro would eventually be forced from office and that the restructured value of bonds would be greater than the current prices in the $20s.

•

Pressure increased on the emerging market asset class in the second quarter of 2018 on the back of rising US Treasury rates, a stronger US dollar, mounting trade concerns, and coalescing idiosyncratic events. Emerging market foreign exchange (EMFX) also began a sharp sell-off in mid-April 2018 in response to capital outflows and weakening growth in Europe and Asia, thus weakening EMFX crosses at the margin. The stronger US dollar stoked fears that countries and/or companies with excessive external borrowing in dollars could be forced to refinance at less-favorable exchange rates and/or higher interest rates. Bonds from countries with large fiscal and external deficits, most notably Argentina and Turkey, were particularly sensitive to these developments. The recent EM instability seems to have been aggravated by idiosyncratic stories in Argentina, Turkey, Brazil, and Mexico, as opposed to broad-based weakness across the asset class. And while these idiosyncratic stories continued to loom over EM for the very short term, global growth remained on solid ground, shining a more positive light on potential second-half

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opportunities created by the recent stretch of underperformance. PGIM Fixed Income also notes that, in the context of country-specific concerns (in large part tied to political dynamics, particularly in Turkey, Mexico, and Brazil), policymakers have responded to the feedback from financial markets and have acted accordingly. For example, Argentina’s central bank recently implemented a series of rate hikes—1,275 basis points (bps)—and policy moves in conjunction with finalizing a $50 billion loan program with the International Monetary Fund and other multilateral lenders (an additional $5.65 billion). (One basis point equals 0.01%.) During the market turmoil of May and June, Turkey also raised its benchmark interest rate several times. India, Indonesia, and Mexico also raised rates. In Brazil, the central bank decided to increase the use of foreign exchange (FX) swaps, and the Treasury opted to buy back nominal local bonds in order to provide support and stability to the market.

•

After a tough second quarter in 2018, the emerging markets debt sector rebounded with hard-currency sovereign debt leading the way. There was significant monthly variability throughout the quarter—particularly in Argentina, Turkey, and Ecuador—amid concerns about vulnerability to tighter global financial conditions and idiosyncratic, issuer-specific factors. Macro developments in the third quarter of 2018 included periods of dollar resilience and escalating trade war rhetoric. The expectations of strong US growth relative to other developed and emerging markets posed a headwind for EMFX and similarly limited performance in hedged local bonds. In hedged local bonds, Turkey and Argentina posted double-digit losses year-to-date and had to hike rates significantly given severe currency weakness and elevated inflation. Argentina raised rates more than 3,275 bps and Turkey by 625 bps. Policy credibility remained an issue in both countries. Given some of the headwinds from EMFX, other central banks have also raised interest rates, including Indonesia, the Philippines, and Russia. More central banks could follow suit, but given that inflation—with a few exceptions—is contained, the hikes should be modest. In EMFX, the third quarter of 2018 started against a backdrop of US growth outperformance on the back of fiscal stimulus and lower growth forecasts for the eurozone and several EM countries, notably in Latin America. Trade policy uncertainty was also high throughout the quarter. These factors, along with the market pricing in a more aggressive Fed-hiking path relative to the rest of G-10 central banks, facilitated U.S. dollar strengthening over the past two quarters.

•

In October 2018, emerging market assets gave back their recent gains as risk assets suffered on the back of higher US yields and concern over the overall growth of the world economy. Flows into EM assets were negative for the month. The top hard currency performers included Lebanon, Brazil, and Suriname. Lebanon outperformed on expectations its prime minister would successfully form a cabinet. Lower beta and less-owned names, such as Suriname, also outperformed. Laggards included Sri Lanka, Venezuela, and Senegal. Sri Lanka underperformed as political stability became a concern when its president replaced the prime minister with the country’s previous

PGIM Emerging Markets Debt Hard Currency Fund	13

Strategy and Performance Overview (continued)

president and suspended parliament. Venezuela lagged as its oil output is now half what it was in early 2016, and its economic and humanitarian crisis intensified. Senegal lagged as the Africa space underperformed in the “risk-off” sentiment.

What worked?

•	Overweight positions in Brazil, Bahrain, Greece, Iraq, and Angola contributed to performance in the reporting period.

•	Security selection within Venezuela also added to performance.

•	Within foreign currencies, underweights to the Chilean peso, Chinese yuan, Swiss franc, and the Hungarian forint were all strong contributors.

What didn’t work?

•	Overall country selection was the largest detractor from performance over the reporting period, highlighted by an overweight to Argentina.

•	Security selection within India, Hungary, China, and Romania all detracted from returns over the period.

•	Within foreign currencies, overweights to the Indian rupee, Brazilian real, and Russian ruble all hurt performance.

Did the Fund use derivatives, and how did they affect performance?

•

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning detracted from relative performance.

Current outlook

•

As the final quarter of 2018 progresses, PGIM Fixed Income is mindful of headwinds within emerging markets, yet remains comfortable adding risk, particularly where valuations are compelling after having reduced risk earlier in the year. Notable premiums have been built into spreads in countries where significant sell-offs occurred. PGIM Fixed Income’s outlook on emerging market debt is cautiously optimistic based on valuations, a decent global growth outlook, and adjustments that have already occurred. While there are distinct vulnerabilities, the risk of a credit event in sovereign and quasi-sovereign issuers in Argentina, Turkey, and other lower-rated countries is contained over the near term. Given the uncertainty of the future extent of Fed tightening, PGIM Fixed Income is more cautious of its longer-dated positioning, choosing to be positioned only in higher-rated sovereigns and quasi-sovereigns in the long end. As of the end of the reporting period, the Fund featured overweights to Brazil, Argentina, Bahrain, and the Ukraine while holding underweight positions in China and the Philippines. Looking at FX positioning, the Fund features long positions in the Peruvian nuevo sol, Indian rupee, and Thai baht, and is short in the Chinese yuan, Hungarian forint, South African rand, and Polish zloty.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Emerging Markets Debt Hard Currency Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Hard Currency Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$960.00	1.05%	$5.19
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class C	Actual	$1,000.00	$957.40	1.80%	$8.88
	Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15
Class Z	Actual	$1,000.00	$960.90	0.80%	$3.95
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class R6**	Actual	$1,000.00	$961.50	0.74%	$3.66
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 97.2%

CORPORATE BONDS 20.0%

Argentina 0.6%
YPF SA, Sr. Unsec’d. Notes	8.500%	07/28/25	155	$146,824

Brazil 2.1%
Banco do Brasil SA, Gtd. Notes	3.875	10/10/22	200	189,702
Petrobras Global Finance BV,
Gtd. Notes	5.299	01/27/25	125	119,375
Gtd. Notes	5.999	01/27/28	95	89,775
Gtd. Notes	6.250	03/17/24	15	15,173
Gtd. Notes	7.375	01/17/27	18	18,654
Gtd. Notes	8.750	05/23/26	87	97,166

				529,845

Chile 0.7%
Corp Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A	4.875	11/04/44	200	194,748

China 1.5%
CNAC HK Finbridge Co. Ltd., Gtd. Notes	4.875	03/14/25	240	238,104
Sinochem Overseas Capital Co. Ltd., Gtd. Notes	6.300	11/12/40	130	151,563

				389,667

India 0.7%
HPCL-Mittal Energy Ltd., Sr. Unsec’d. Notes	5.250	04/28/27	200	175,435

Indonesia 1.6%
Pelabuhan Indonesia III Persero PT, Sr. Unsec’d. Notes	4.875	10/01/24	200	195,240
Saka Energi Indonesia PT, Sr. Unsec’d. Notes	4.450	05/05/24	250	228,967

				424,207

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Kazakhstan 0.8%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes	4.750%	04/24/25	200	$199,557

Malaysia 1.9%
Petroliam Nasional Bhd, Sr. Unsec’d. Notes	7.625	10/15/26	250	307,315
Petronas Capital Ltd., Gtd. Notes, MTN	3.500	03/18/25	200	193,432

				500,747

Mexico 5.1%
Mexichem SAB de CV, Gtd. Notes	5.500	01/15/48	200	175,902
Nemak Sab de CV, Sr. Unsec’d. Notes	4.750	01/23/25	200	192,580
Petroleos Mexicanos,
Gtd. Notes	4.875	01/18/24	140	133,183
Gtd. Notes	6.500	03/13/27	275	266,200
Gtd. Notes	6.500	06/02/41	410	351,083
Gtd. Notes, 144A	6.500	01/23/29	40	38,280
Gtd. Notes, MTN	6.875	08/04/26	140	139,440

				1,296,668

Russia 1.3%
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, MTN	8.625	04/28/34	120	146,664
Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes	5.942	11/21/23	205	195,707

				342,371

South Africa 1.7%
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes	5.750	01/26/21	200	191,500
Sr. Unsec’d. Notes, MTN	6.750	08/06/23	250	233,750

				425,250

Trinidad & Tobago 0.4%
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes	6.000	05/08/22	122	106,189

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Tunisia 0.6%
Banque Centrale de Tunisie International Bond, Sr. Unsec’d. Notes	5.625%		02/17/24	EUR	140	$147,470

Venezuela 1.0%
Petroleos de Venezuela SA,
Gtd. Notes(d)	5.375		04/12/27		205	36,387
Gtd. Notes(d)	6.000		05/16/24		45	7,718
Gtd. Notes(d)	6.000		11/15/26		65	11,213
Sr. Sec’d. Notes	8.500		10/27/20		205	191,162

						246,480

TOTAL CORPORATE BONDS (cost $5,566,550)						5,125,458

SOVEREIGN BONDS 77.2%

Angola 1.7%
Angolan Government International Bond,
Sr. Unsec’d. Notes	9.500		11/12/25		200	220,220
Sr. Unsec’d. Notes, 144A	9.375		05/08/48		200	201,016

						421,236

Argentina 4.8%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	2.260	(cc)	12/31/38	EUR	70	44,328
Sr. Unsec’d. Notes	2.500	(cc)	12/31/38		110	61,270
Sr. Unsec’d. Notes	4.625		01/11/23		40	33,800
Sr. Unsec’d. Notes	6.875		04/22/21		150	143,475
Sr. Unsec’d. Notes	6.875		01/11/48		30	21,975
Sr. Unsec’d. Notes	7.500		04/22/26		240	209,400
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	179	182,360
Sr. Unsec’d. Notes	8.280		12/31/33		210	180,337
Sr. Unsec’d. Notes	8.280		12/31/33		42	35,542
Provincia de Buenos Aires,
Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	92,822
Sr. Unsec’d. Notes, 144A	9.125		03/16/24		245	218,665

						1,223,974

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Azerbaijan 1.1%
Republic of Azerbaijan International Bond, Sr. Unsec’d. Notes	4.750%		03/18/24	275	$270,875

Bahrain 1.5%
Bahrain Government International Bond,
Sr. Unsec’d. Notes	6.750		09/20/29	200	190,670
Sr. Unsec’d. Notes	7.000		01/26/26	200	200,101

					390,771

Belarus 0.8%
Republic of Belarus International Bond, Sr. Unsec’d. Notes	6.875		02/28/23	200	206,052

Brazil 3.7%
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333		02/15/28	485	469,844
Brazilian Government International Bond,
Sr. Unsec’d. Notes	5.625		01/07/41	120	110,460
Sr. Unsec’d. Notes	7.125		01/20/37	120	132,000
Sr. Unsec’d. Notes	8.250		01/20/34	205	245,487

					957,791

Colombia 1.9%
Colombia Government International Bond,
Sr. Unsec’d. Notes	6.125		01/18/41	135	145,936
Sr. Unsec’d. Notes	7.375		09/18/37	275	332,063

					477,999

Congo (Republic) 0.2%
Congolese International Bond, Sr. Unsec’d. Notes	6.000	(cc)	06/30/29	63	49,671

Costa Rica 1.3%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes	4.375		04/30/25	200	165,436
Sr. Unsec’d. Notes	7.158		03/12/45	200	166,800

					332,236

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Dominican Republic 3.0%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.875%	04/18/24	305	$309,178
Sr. Unsec’d. Notes	7.450	04/30/44	340	355,300
Sr. Unsec’d. Notes	7.500	05/06/21	110	113,850

				778,328

Ecuador 3.4%
Ecuador Government International Bond,
Sr. Unsec’d. Notes	8.750	06/02/23	200	191,000
Sr. Unsec’d. Notes	8.875	10/23/27	300	263,700
Sr. Unsec’d. Notes	10.500	03/24/20	200	205,000
Sr. Unsec’d. Notes	10.750	03/28/22	200	206,000

				865,700

Egypt 2.8%
Egypt Government International Bond,
Sr. Unsec’d. Notes, MTN	6.125	01/31/22	300	296,136
Sr. Unsec’d. Notes, MTN	7.500	01/31/27	200	195,564
Sr. Unsec’d. Notes, MTN	8.500	01/31/47	250	235,912

				727,612

El Salvador 2.0%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	6.375	01/18/27	75	67,031
Sr. Unsec’d. Notes	7.375	12/01/19	135	134,798
Sr. Unsec’d. Notes	7.750	01/24/23	250	251,722
Sr. Unsec’d. Notes	8.250	04/10/32	45	44,103

				497,654

Gabon 0.7%
Gabon Government International Bond, Bonds	6.375	12/12/24	200	181,708

Ghana 0.9%
Ghana Government International Bond, Bank Gtd. Notes	10.750	10/14/30	200	239,756

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Greece 0.7%
Hellenic Republic Government Bond, Bonds	3.000	%(cc)	02/24/37	EUR	200	$187,086

Honduras 0.8%
Honduras Government International Bond, Sr. Unsec’d. Notes	7.500		03/15/24		200	210,924

Hungary 0.9%
Hungary Government International Bond, Sr. Unsec’d. Notes	7.625		03/29/41		178	241,635

Indonesia 3.2%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	7.750		01/17/38		160	199,388
Sr. Unsec’d. Notes	8.500		10/12/35		150	196,599
Sr. Unsec’d. Notes, MTN	4.750		01/08/26		300	296,489
Sr. Unsec’d. Notes, MTN	6.750		01/15/44		100	115,028

						807,504

Iraq 1.7%
Iraq International Bond,
Sr. Unsec’d. Notes	6.752		03/09/23		200	194,692
Unsec’d. Notes	5.800		01/15/28		250	228,997

						423,689

Ivory Coast 1.1%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	6.375		03/03/28		200	185,372
Sr. Unsec’d. Notes	6.625		03/22/48	EUR	100	100,880

						286,252

Jamaica 1.0%
Jamaica Government International Bond, Sr. Unsec’d. Notes	7.625		07/09/25		225	257,063

Jordan 0.7%
Jordan Government International Bond, Sr. Unsec’d. Notes	7.375		10/10/47		200	181,032

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Kazakhstan 0.9%
Kazakhstan Government International Bond, Sr. Unsec’d. Notes, MTN	6.500%	07/21/45		200	$238,130

Kenya 1.5%
Kenya Government International Bond,
Sr. Unsec’d. Notes	6.875	06/24/24		200	194,582
Sr. Unsec’d. Notes, 144A	7.250	02/28/28		200	188,620

					383,202

Lebanon 2.3%
Lebanon Government International Bond,
Sr. Unsec’d. Notes	6.000	01/27/23		102	87,787
Sr. Unsec’d. Notes	6.650	04/22/24		40	34,114
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22		100	87,162
Sr. Unsec’d. Notes, EMTN	6.250	05/27/22		70	61,594
Sr. Unsec’d. Notes, MTN	6.400	05/26/23		150	129,762
Sr. Unsec’d. Notes, MTN	8.250	04/12/21		205	196,193

					596,612

Malaysia 0.2%
Malaysia Government Bond, Sr. Unsec’d. Notes	4.378	11/29/19	MYR	255	61,522

Mexico 0.7%
Mexico Government International Bond,
Sr. Unsec’d. Notes, GMTN	5.750	10/12/2110		94	86,245
Sr. Unsec’d. Notes, MTN	6.050	01/11/40		92	95,450

					181,695

Nigeria 1.9%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	5.625	06/27/22		130	128,110
Sr. Unsec’d. Notes, 144A	7.143	02/23/30		200	183,710
Sr. Unsec’d. Notes, 144A	7.696	02/23/38		200	180,002

					491,822

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Oman 1.5%
Oman Government International Bond,
Sr. Unsec’d. Notes	6.500%	03/08/47	225	$200,813
Sr. Unsec’d. Notes, 144A	6.750	01/17/48	200	182,500

				383,313

Pakistan 2.0%
Pakistan Government International Bond, Sr. Unsec’d. Notes	8.250	04/15/24	300	306,378
Second Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec’d. Notes	6.750	12/03/19	200	200,318

				506,696

Panama 1.6%
Panama Government International Bond,
Sr. Unsec’d. Notes	6.700	01/26/36	220	263,450
Sr. Unsec’d. Notes	9.375	04/01/29	105	145,425

				408,875

Papua New Guinea 0.8%
Papua New Guinea Government International Bond, Sr. Unsec’d. Notes, 144A	8.375	10/04/28	200	198,250

Peru 1.8%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.550	03/14/37	75	91,312
Sr. Unsec’d. Notes	8.750	11/21/33	265	378,950

				470,262

Philippines 1.0%
Philippine Government International Bond, Sr. Unsec’d. Notes	7.750	01/14/31	200	262,141

Qatar 0.8%
Qatar Government International Bond, Sr. Unsec’d. Notes	5.103	04/23/48	200	203,000

Romania 0.8%
Romanian Government International Bond, Sr. Unsec’d. Notes	5.125	06/15/48	40	36,998

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Romania (cont’d.)
Romanian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	5.125%	06/15/48		44	$40,698
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	7	7,861
Sr. Unsec’d. Notes, MTN	6.125	01/22/44		98	105,522

					191,079

Russia 2.3%
Russian Foreign Bond,
Sr. Unsec’d. Notes	4.750	05/27/26		200	197,300
Sr. Unsec’d. Notes	5.625	04/04/42		200	203,210
Sr. Unsec’d. Notes	12.750	06/24/28		110	174,089

					574,599

Saudi Arabia 0.8%
Saudi Government International Bond, Sr. Unsec’d. Notes, MTN	5.000	04/17/49		200	191,806

Senegal 0.7%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	6.750	03/13/48		205	168,449

South Africa 2.3%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.665	01/17/24		100	95,548
Sr. Unsec’d. Notes	4.875	04/14/26		200	185,000
Sr. Unsec’d. Notes	5.875	09/16/25		200	197,232
Sr. Unsec’d. Notes	6.250	03/08/41		130	120,843

					598,623

Sri Lanka 2.8%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	01/18/22		200	185,794
Sr. Unsec’d. Notes	5.875	07/25/22		200	184,480
Sr. Unsec’d. Notes	6.200	05/11/27		200	170,952
Sr. Unsec’d. Notes, 144A	5.750	04/18/23		200	179,766

					720,992

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Turkey 4.7%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes	5.375%	10/24/23	200	$176,866
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.250	04/14/26	200	164,673
Sr. Unsec’d. Notes	5.125	03/25/22	350	329,109
Sr. Unsec’d. Notes	5.750	03/22/24	200	186,298
Sr. Unsec’d. Notes	6.875	03/17/36	215	191,146
Sr. Unsec’d. Notes	7.375	02/05/25	135	133,806
Sr. Unsec’d. Notes	8.000	02/14/34	30	29,799

				1,211,697

Ukraine 4.0%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	7.750	09/01/21	110	108,208
Sr. Unsec’d. Notes	7.750	09/01/22	100	96,936
Sr. Unsec’d. Notes	7.750	09/01/23	305	290,115
Sr. Unsec’d. Notes	7.750	09/01/24	135	126,563
Sr. Unsec’d. Notes	7.750	09/01/25	115	105,663
Sr. Unsec’d. Notes	7.750	09/01/26	100	90,382
Ukreximbank Via Biz Finance PLC, Sr. Unsec’d. Notes	9.750	01/22/25	200	199,003

				1,016,870

Uruguay 1.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	5.100	06/18/50	60	56,850
Sr. Unsec’d. Notes	7.625	03/21/36	185	238,095

				294,945

Venezuela 0.2%
Venezuela Government International Bond, Sr. Unsec’d. Notes(d)	12.750	08/23/22	180	45,900

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)

Zambia 0.5%
Zambia Government International Bond, Sr. Unsec’d. Notes	8.500%	04/14/24	200	$136,138

TOTAL SOVEREIGN BONDS (cost $21,843,001)				19,753,166

TOTAL LONG-TERM INVESTMENTS (cost $27,409,551)				24,878,624

			Shares

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $267,048)(w)			267,048	267,048

TOTAL INVESTMENTS 98.3% (cost $27,676,599)				25,145,672
Other assets in excess of liabilities(z) 1.7%				440,711

NET ASSETS 100.0%				$25,586,383

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	27

Schedule of Investments (continued)

as of October 31, 2018

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/30/18	BNP Paribas	ARS	326	$8,520	$8,737	$217	$—
Expiring 11/30/18	BNP Paribas	ARS	325	8,522	8,716	194	—
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	110	84,400	83,641	—	(759)
Expiring 01/18/19	Goldman Sachs International	CAD	111	84,600	84,201	—	(399)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	42,941	64,300	61,744	—	(2,556)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	127,387	40,325	39,491	—	(834)
Expiring 12/14/18	JPMorgan Chase	COP	124,056	38,775	38,458	—	(317)
Indian Rupee,
Expiring 01/11/19	Goldman Sachs International	INR	4,548	60,716	60,976	260	—
Expiring 01/11/19	Goldman Sachs International	INR	4,348	58,368	58,293	—	(75)
Expiring 01/11/19	JPMorgan Chase	INR	16,929	227,260	226,952	—	(308)
Expiring 01/11/19	JPMorgan Chase	INR	13,645	181,386	182,928	1,542	—

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	3,104,204	$203,617	$202,831	$—	$(786)
Expiring 12/19/18	Barclays Bank PLC	IDR	2,192,368	144,845	143,251	—	(1,594)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,011,252	66,000	66,076	76	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,806,225	118,955	118,020	—	(935)
Expiring 12/19/18	JPMorgan Chase	IDR	412,523	27,042	26,955	—	(87)
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	9	2,500	2,500	—	—
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	3,287	107,000	106,858	—	(142)
Expiring 01/11/19	Morgan Stanley	TWD	1,978	64,000	64,315	315	—
Peruvian Nuevo Sol,
Expiring 12/19/18	BNP Paribas	PEN	643	194,294	190,237	—	(4,057)
Expiring 12/19/18	BNP Paribas	PEN	278	83,100	82,350	—	(750)
Expiring 12/19/18	Citibank NA	PEN	369	110,698	109,108	—	(1,590)
Expiring 12/19/18	JPMorgan Chase	PEN	189	56,835	55,843	—	(992)
Expiring 12/19/18	JPMorgan Chase	PEN	188	56,706	55,635	—	(1,071)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	5,173	95,000	96,397	1,397	—
Expiring 12/14/18	Barclays Bank PLC	PHP	5,088	93,000	94,813	1,813	—
Expiring 12/14/18	Barclays Bank PLC	PHP	3,658	67,000	68,170	1,170	—
Expiring 12/14/18	JPMorgan Chase	PHP	5,703	105,000	106,262	1,262	—
Expiring 12/14/18	JPMorgan Chase	PHP	4,533	84,350	84,459	109	—
Expiring 12/14/18	JPMorgan Chase	PHP	4,493	84,100	83,720	—	(380)
Expiring 12/14/18	Morgan Stanley	PHP	6,250	114,000	116,452	2,452	—
Expiring 12/14/18	Morgan Stanley	PHP	4,725	87,000	88,048	1,048	—
Expiring 12/14/18	Morgan Stanley	PHP	4,576	84,000	85,259	1,259	—
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	4,898	74,000	73,888	—	(112)
Expiring 12/19/18	Barclays Bank PLC	RUB	4,431	66,000	66,852	852	—
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	99	73,000	71,737	—	(1,263)
Expiring 11/09/18	Citibank NA	SGD	85	62,000	61,262	—	(738)
Expiring 11/09/18	Deutsche Bank AG	SGD	97	71,000	69,981	—	(1,019)
Expiring 11/09/18	Deutsche Bank AG	SGD	90	66,000	65,286	—	(714)
Expiring 11/09/18	JPMorgan Chase	SGD	96	70,000	69,163	—	(837)
South African Rand,
Expiring 12/07/18	UBS AG	ZAR	1,134	79,001	76,538	—	(2,463)
Expiring 12/07/18	UBS AG	ZAR	1,049	73,000	70,785	—	(2,215)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	77,291	68,502	68,014	—	(488)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	2,738	84,813	82,612	—	(2,201)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/09/18	Citibank NA	THB	2,716	$83,000	$81,952	$—	$(1,048)
Expiring 11/09/18	Citibank NA	THB	2,453	75,000	74,016	—	(984)
Expiring 11/09/18	Citibank NA	THB	2,047	62,000	61,761	—	(239)
Expiring 11/09/18	Citibank NA	THB	2,035	63,000	61,414	—	(1,586)
Expiring 11/09/18	Deutsche Bank AG	THB	2,825	87,000	85,247	—	(1,753)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	409	64,000	71,418	7,418	—
Expiring 12/07/18	JPMorgan Chase	TRY	427	72,000	74,613	2,613	—
Expiring 12/07/18	JPMorgan Chase	TRY	271	43,269	47,277	4,008	—

				$4,242,799	$4,235,512	28,005	(35,292)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	60	$42,640	$42,678	$—	$(38)
Expiring 01/18/19	Toronto Dominion	AUD	2	1,468	1,462	6	—
Brazilian Real,
Expiring 12/04/18	Goldman Sachs International	BRL	217	53,388	58,077	—	(4,689)
Canadian Dollar,
Expiring 01/18/19	Deutsche Bank AG	CAD	111	84,965	84,214	751	—
Expiring 01/18/19	Goldman Sachs International	CAD	111	85,170	84,120	1,050	—
Chilean Peso,
Expiring 12/19/18	BNP Paribas	CLP	204,879	304,508	294,591	9,917	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	655	94,000	93,536	464	—
Expiring 01/28/19	Deutsche Bank AG	CNH	572	82,000	81,652	348	—
Expiring 01/28/19	Morgan Stanley	CNH	3,184	456,491	454,345	2,146	—
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	471,162	150,953	146,064	4,889	—
Expiring 12/14/18	Morgan Stanley	COP	185,788	62,000	57,596	4,404	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	3,499	155,535	154,055	1,480	—
Expiring 01/25/19	Deutsche Bank AG	CZK	3,499	156,467	154,055	2,412	—
Euro,
Expiring 12/19/18	UBS AG	EUR	561	642,150	638,859	3,291	—
Expiring 01/25/19	UBS AG	EUR	74	84,350	84,172	178	—

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	42,501	$153,241	$149,402	$3,839	$—
Expiring 01/25/19	Toronto Dominion	HUF	57,815	207,303	203,231	4,072	—
Expiring 01/25/19	Toronto Dominion	HUF	28,476	102,277	100,099	2,178	—
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase	INR	7,049	95,000	94,497	503	—
Expiring 01/11/19	JPMorgan Chase	INR	6,284	84,100	84,244	—	(144)
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	1,626,729	106,000	106,292	—	(292)
Expiring 12/19/18	Barclays Bank PLC	IDR	996,897	66,000	65,138	862	—
Expiring 12/19/18	Barclays Bank PLC	IDR	506,226	33,360	33,077	283	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,898,087	126,000	124,022	1,978	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,211,420	80,000	79,155	845	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,152,375	75,000	75,297	—	(297)
Expiring 12/19/18	JPMorgan Chase	IDR	1,102,577	73,000	72,043	957	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,093,608	72,000	71,457	543	—
Expiring 12/19/18	JPMorgan Chase	IDR	573,723	37,882	37,488	394	—
Expiring 12/19/18	JPMorgan Chase	IDR	447,243	29,118	29,223	—	(105)
Expiring 12/19/18	JPMorgan Chase	IDR	403,892	26,739	26,391	348	—
Expiring 12/19/18	Morgan Stanley	IDR	648,410	42,757	42,368	389	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	552	150,661	149,437	1,224	—
Mexican Peso,
Expiring 12/19/18	JPMorgan Chase	MXN	385	20,051	18,796	1,255	—
Expiring 12/19/18	UBS AG	MXN	1,811	95,610	88,418	7,192	—
New Taiwanese Dollar,
Expiring 01/11/19	Morgan Stanley	TWD	2,525	82,000	82,092	—	(92)
Expiring 01/11/19	UBS AG	TWD	1,635	53,724	53,155	569	—
New Zealand Dollar,
Expiring 01/18/19	JPMorgan Chase	NZD	63	41,389	41,438	—	(49)
Peruvian Nuevo Sol,
Expiring 12/19/18	JPMorgan Chase	PEN	246	74,000	72,899	1,101	—
Philippine Peso,
Expiring 12/14/18	JPMorgan Chase	PHP	5,080	94,000	94,664	—	(664)
Expiring 12/14/18	JPMorgan Chase	PHP	4,869	89,000	90,720	—	(1,720)
Expiring 12/14/18	JPMorgan Chase	PHP	3,561	66,000	66,350	—	(350)
Expiring 12/14/18	Morgan Stanley	PHP	13,004	238,235	242,316	—	(4,081)
Expiring 12/14/18	UBS AG	PHP	3,330	62,000	62,051	—	(51)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	1,245	333,487	325,239	8,248	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	7,422	110,484	111,967	—	(1,483)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/19/18	JPMorgan Chase	RUB	2,481	$36,760	$37,430	$—	$(670)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	149	108,737	107,303	1,434	—
Expiring 11/09/18	Citibank NA	SGD	71	51,733	50,982	751	—
Expiring 11/09/18	Goldman Sachs International	SGD	91	66,000	65,492	508	—
Expiring 11/09/18	UBS AG	SGD	155	112,000	111,785	215	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	758	52,694	51,319	1,375	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	1,451	94,900	97,913	—	(3,013)
Expiring 12/07/18	Barclays Bank PLC	ZAR	1,451	94,900	97,913	—	(3,013)
Expiring 12/07/18	Citibank NA	ZAR	616	43,173	41,579	1,594	—
Expiring 12/07/18	Citibank NA	ZAR	468	32,546	31,605	941	—
Expiring 12/07/18	Citibank NA	ZAR	298	20,512	20,088	424	—
Expiring 12/07/18	Citibank NA	ZAR	243	16,769	16,426	343	—
Expiring 12/07/18	Citibank NA	ZAR	205	14,078	13,813	265	—
Expiring 12/07/18	Goldman Sachs International	ZAR	521	33,647	35,121	—	(1,474)
Expiring 12/07/18	JPMorgan Chase	ZAR	508	33,797	34,267	—	(470)
Expiring 12/07/18	Toronto Dominion	ZAR	1,150	75,000	77,617	—	(2,617)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	128,976	113,534	113,496	38	—
Expiring 01/16/19	Barclays Bank PLC	KRW	48,565	43,269	42,735	534	—
	Goldman Sachs
Expiring 01/16/19	International	KRW	98,232	87,000	86,442	558	—
Expiring 01/16/19	JPMorgan Chase	KRW	88,713	78,000	78,067	—	(67)
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	59	59,685	59,119	566	—
Expiring 01/25/19	Toronto Dominion	CHF	59	59,741	59,117	624	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	2,187	66,000	65,984	16	—
Expiring 11/09/18	UBS AG	THB	1,287	38,664	38,830	—	(166)
Turkish Lira,
Expiring 12/07/18	JPMorgan Chase	TRY	223	38,400	39,049	—	(649)
Expiring 12/07/18	JPMorgan Chase	TRY	54	9,200	9,360	—	(160)

				$6,857,242	$6,805,294	78,302	(26,354)

						$106,307	$(61,646)

See Notes to Financial Statements.

32

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/25/19	Buy	CHF	58	EUR	51	$—	$(25)	Toronto Dominion

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Corporate Bonds
Argentina	$—	$146,824	$—
Brazil	—	529,845	—
Chile	—	194,748	—
China	—	389,667	—
India	—	175,435	—
Indonesia	—	424,207	—
Kazakhstan	—	199,557	—
Malaysia	—	500,747	—
Mexico	—	1,296,668	—
Russia	—	342,371	—
South Africa	—	425,250	—
Trinidad & Tobago	—	106,189	—
Tunisia	—	147,470	—
Venezuela	—	246,480	—
Sovereign Bonds
Angola	—	421,236	—
Argentina	—	1,223,974	—
Azerbaijan	—	270,875	—
Bahrain	—	390,771	—
Belarus	—	206,052	—
Brazil	—	957,791	—
Colombia	—	477,999	—
Congo (Republic)	—	49,671	—
Costa Rica	—	332,236	—
Dominican Republic	—	778,328	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	33

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds (continued)
Ecuador	$—	$865,700	$—
Egypt	—	727,612	—
El Salvador	—	497,654	—
Gabon	—	181,708	—
Ghana	—	239,756	—
Greece	—	187,086	—
Honduras	—	210,924	—
Hungary	—	241,635	—
Indonesia	—	807,504	—
Iraq	—	423,689	—
Ivory Coast	—	286,252	—
Jamaica	—	257,063	—
Jordan	—	181,032	—
Kazakhstan	—	238,130	—
Kenya	—	383,202	—
Lebanon	—	596,612	—
Malaysia	—	61,522	—
Mexico	—	181,695	—
Nigeria	—	491,822	—
Oman	—	383,313	—
Pakistan	—	506,696	—
Panama	—	408,875	—
Papua New Guinea	—	198,250	—
Peru	—	470,262	—
Philippines	—	262,141	—
Qatar	—	203,000	—
Romania	—	191,079	—
Russia	—	574,599	—
Saudi Arabia	—	191,806	—
Senegal	—	168,449	—
South Africa	—	598,623	—
Sri Lanka	—	720,992	—
Turkey	—	1,211,697	—
Ukraine	—	1,016,870	—
Uruguay	—	294,945	—
Venezuela	—	45,900	—
Zambia	—	136,138	—
Affiliated Mutual Fund	267,048	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	44,661	—
OTC Cross Currency Exchange Contract	—	(25)	—

Total	$267,048	$24,923,260	$—

See Notes to Financial Statements.

34

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Sovereign Bonds	77.2%
Oil & Gas	11.9
Banks	2.0
Electric	1.7
Chemicals	1.6
Affiliated Mutual Fund	1.1
Auto Parts & Equipment	0.8
Transportation	0.7

Mining	0.7%
Holding Companies-Diversified	0.6

98.3
Other assets in excess of liabilities	1.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—	Unrealized depreciation on OTC cross currency exchange contracts	$25
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	106,307	Unrealized depreciation on OTC forward foreign currency exchange contracts	61,646

		$106,307		$61,671

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	35

Schedule of Investments (continued)

as of October 31, 2018

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$(133,508)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$44,636

For the period ended October 31, 2018, the Series’ average volume of derivative activities is as follows:

	Forward Foreign Currency Exchange Contracts— Purchased(1)
	$5,221,230
Forward Foreign Currency Exchange Contracts—Sold(1)		Cross Currency Exchange Contracts(2)
$5,410,112		$82,814

(1)	Value at Settlement Date.
(2)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

See Notes to Financial Statements.

36

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(1,301)	$(1,301)	$—	$(1,301)
Barclays Bank PLC	14,443	(8,810)	5,633	—	5,633
BNP Paribas	10,894	(4,807)	6,087	—	6,087
Citibank NA	14,736	(9,979)	4,757	—	4,757
Deutsche Bank AG	3,975	(3,486)	489	—	489
Goldman Sachs International	10,624	(6,637)	3,987	—	3,987
JPMorgan Chase	21,297	(14,941)	6,356	—	6,356
Morgan Stanley	12,013	(4,173)	7,840	—	7,840
Toronto Dominion	6,880	(2,642)	4,238	—	4,238
UBS AG	11,445	(4,895)	6,550	—	6,550

	$106,307	$(61,671)	$44,636	$—	$44,636

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	37

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $27,409,551)	$24,878,624
Affiliated investments (cost $267,048)	267,048
Foreign currency, at value (cost $106,009)	104,133
Dividends and interest receivable	364,160
Unrealized appreciation on OTC forward foreign currency exchange contracts	106,307
Due from Manager	64,816
Receivable for Series shares sold	30,648
Prepaid expenses	843

Total Assets	25,816,579

Liabilities
Payable for investments purchased	119,465
Unrealized depreciation on OTC forward foreign currency exchange contracts	61,646
Custodian and accounting fees payable	25,139
Accrued expenses and other liabilities	11,476
Payable for Series shares reacquired	10,562
Affiliated transfer agent fee payable	1,738
Dividends payable	135
Unrealized depreciation on OTC cross currency exchange contracts	25
Distribution fee payable	10

Total Liabilities	230,196

Net Assets	$25,586,383

Net assets were comprised of:
Common stock, at par	$28,809
Paid-in capital in excess of par	28,492,002
Total distributable earnings (loss)	(2,934,428)

Net assets, October 31, 2018	$25,586,383

See Notes to Financial Statements.

38

Class A
Net asset value, offering price and redemption price per share, ($9,304 ÷ 1,048 shares of beneficial interest issued and outstanding)	$8.88
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price to public	$9.30

Class C
Net asset value, offering price and redemption price per share, ($9,242 ÷ 1,041 shares of beneficial interest issued and outstanding)	$8.88

Class Z
Net asset value, offering price and redemption price per share, ($2,234,397 ÷ 251,489 shares of beneficial interest issued and outstanding)	$8.88

Class R6
Net asset value, offering price and redemption price per share, ($23,333,440 ÷ 2,627,304 shares of beneficial interest issued and outstanding)	$8.88

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	39

Statement of Operations

Period Ended October 31, 2018*

Net Investment Income (Loss)
Income
Interest income	$1,214,598
Affiliated dividend income	9,105

Total income	1,223,703

Expenses
Management fee	158,494
Distribution fee(a)	106
Registration fees(a)	122,332
Custodian and accounting fees	77,757
Shareholders’ reports	35,297
Audit fee	35,000
Legal fees and expenses	30,389
Directors’ fees	10,343
Transfer agent’s fees and expenses (including affiliated expense of $3,011)(a)	3,314
Miscellaneous	8,450

Total expenses	481,482
Less: Fee waiver and/or expense reimbursement(a)	(318,062)

Net expenses	163,420

Net investment income (loss)	1,060,283

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(170,996)
Forward and cross currency contract transactions	(133,508)
Foreign currency transactions	11,870

(292,634)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,530,927)
Forward and cross currency contracts	44,636
Foreign currencies	(11,950)

(2,498,241)

Net gain (loss) on investment and foreign currency transactions	(2,790,875)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,730,592)

*	Commencement of operations was December 12, 2017.
(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	21	85	—	—
Registration fees	30,383	30,383	30,783	30,783
Transfer agent’s fees and expenses	44	44	3,158	68
Fee waiver and/or expense reimbursement	(30,495)	(30,495)	(39,785)	(217,287)

See Notes to Financial Statements.

40

Statement of Changes in Net Assets

December 12, 2017** through October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,060,283
Net realized gain (loss) on investment and foreign currency transactions	(292,634)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,498,241)

Net increase (decrease) in net assets resulting from operations	(1,730,592)

Dividends and Distributions
Distributions from distributable earnings*
Class A	(440)
Class C	(377)
Class Z	(37,450)
Class R6	(1,168,133)

(1,206,400)

Tax return of capital distributions
Class A	(6)
Class C	(5)
Class Z	(497)
Class R6	(15,516)

(16,024)

Series share transactions
Net proceeds from shares sold	27,488,719
Net asset value of shares issued in reinvestment of dividends and distributions	1,220,322
Cost of shares reacquired	(169,642)

Net increase (decrease) in net assets from Series share transactions	28,539,399

Total increase (decrease)	25,586,383

Net Assets:
Beginning of period	—

End of period	$25,586,383

*	For the period ended October 31, 2018, the Series has adopted amendments to Regulation S-X (refer to Note 9).
**	Commencement of operations.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	41

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund was established as a Maryland business trust on September 28, 1994. The Fund currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund (formerly known as Prudential Jennison Emerging Markets Equity Fund), PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Emerging Markets Debt Hard Currency Fund (the “Series”). The Series commenced operations on December 12, 2017. Effective June 11, 2018, the names of the Series and the other series which comprise the Fund were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily

42

available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value

PGIM Emerging Markets Debt Hard Currency Fund	43

Notes to Financial Statements (continued)

factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the

44

guidelines adopted by the Board of the Fund. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency

PGIM Emerging Markets Debt Hard Currency Fund	45

Notes to Financial Statements (continued)

contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net

46

investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Series. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.720% of the Series’ average daily net assets up to and including $1 billion;

PGIM Emerging Markets Debt Hard Currency Fund	47

Notes to Financial Statements (continued)

0.70% from $1 billion to $3 billion of average daily net assets; 0.68% from $3 billion to $5 billion of average daily net assets; 0.67% on the from $5 billion to $10 billion of average daily net assets; and 0.660% of the average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.720% for the period ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.05% of average daily net assets for Class A shares, 1.80% of average daily net assets for Class C shares, 0.80% of average daily net assets for Class Z shares, and 0.74% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Series’ contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

48

PIMS has advised the Series that it has not received any front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2018.

PIMS has advised the Series that for the period ended October 31, 2018, it has not received any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended October 31, 2018, were $31,805,753 and $4,079,444, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the period ended October 31, 2018, is presented as follows:

PGIM Emerging Markets Debt Hard Currency Fund	49

Notes to Financial Statements (continued)

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$30,120,648	$29,853,600	$—	$—	$267,048	267,048	$9,105

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2018, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $2,564 due to non-deductible offering costs. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2018, the tax character of dividends paid by the Series were $1,206,400 of ordinary income and $16,024 of tax return of capital.

As of October 31, 2018, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$27,940,910	$79,479	$(2,830,081)	$(2,750,602)

The difference between book basis and tax basis was primarily due to deferred losses on wash sales, amortization of bond premium, foreign currency forwards and other book to tax differences.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2018 of approximately $184,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

50

Management has analyzed the Series’ tax positions and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 600 million shares authorized for the Series, divided into four classes, designated Class A, Class C, Class Z and Class R6 common stock, each of which consists of 100 million, 100 million, 200 million and 200 million authorized shares, respectively.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,047 Class A shares, 1,041 Class C shares, 1,050 Class Z shares and 2,627,304 Class R6 shares of the Series. At reporting period end, Prudential owned 91% of the Series’ outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended October 31, 2018*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	48	446

Net increase (decrease) in shares outstanding	1,048	$10,446

Class C
Period ended October 31, 2018*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	41	382

Net increase (decrease) in shares outstanding	1,041	$10,382

PGIM Emerging Markets Debt Hard Currency Fund	51

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Period ended October 31, 2018*:
Shares sold	266,290	$2,458,719
Shares issued in reinvestment of dividends and distributions	3,945	35,845
Shares reacquired	(18,746)	(169,642)

Net increase (decrease) in shares outstanding	251,489	$2,324,922

Class R6
Period ended October 31, 2018*:
Shares sold	2,501,000	$25,010,000
Shares issued in reinvestment of dividends and distributions	126,304	1,183,649

Net increase (decrease) in shares outstanding	2,627,304	$26,193,649

*	Commencement of operations was December 12, 2017.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the reporting period ended October 31, 2018.

52

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may

PGIM Emerging Markets Debt Hard Currency Fund	53

Notes to Financial Statements (continued)

be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk. The Series may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Series may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Series is non-diversified, meaning that the Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Series’ financial statements.

54

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Emerging Markets Debt Hard Currency Fund	55

Financial Highlights

Class A Shares
December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.06)
Total from investment operations	(0.68)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)
Tax return of capital distributions	(0.01)
Total dividends and distributions	(0.44)
Net asset value, end of period	$8.88
Total Return(c):	(6.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05% (e)
Expenses before waivers and/or expense reimbursement	358.14% (e)
Net investment income (loss)	4.49% (e)
Portfolio turnover rate(f)	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Class C Shares
December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)
Total from investment operations	(0.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.37)
Tax return of capital distributions	(0.01)
Total dividends and distributions	(0.38)
Net asset value, end of period	$8.88
Total Return(c):	(7.58)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.80% (e)
Expenses before waivers and/or expense reimbursement	359.95% (e)
Net investment income (loss)	3.73% (e)
Portfolio turnover rate(f)	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	57

Financial Highlights (continued)

Class Z Shares
December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)
Total from investment operations	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)
Tax return of capital distributions	(0.01)
Total dividends and distributions	(0.46)
Net asset value, end of period	$8.88
Total Return(c):	(6.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,234
Average net assets (000)	$766
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80% (e)
Expenses before waivers and/or expense reimbursement	6.65% (e)
Net investment income (loss)	4.83% (e)
Portfolio turnover rate(f)	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Class R6 Shares
December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.06)
Total from investment operations	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)
Tax return of capital distributions	(0.01)
Total dividends and distributions	(0.46)
Net asset value, end of period	$8.88
Total Return(c):	(6.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,333
Average net assets (000)	$24,014
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.74% (e)
Expenses before waivers and/or expense reimbursement	1.76% (e)
Net investment income (loss)	4.82% (e)
Portfolio turnover rate(f)	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	59

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”), a series of Prudential World Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statements of operations, and changes in net assets for the period from December 12, 2017 (commencement of operations) to October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period from December 12, 2017 to October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 12, 2017 to October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

60

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Emerging Markets Debt Hard Currency Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

Board Consideration of Management Agreement and PGIM, Inc. and PGIM Limited Subadvisory Agreement:

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Prudential World Fund, Inc. considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager, PGIM, Inc. (PGIM) on behalf of its PGIM Fixed Income unit, and PGIM Limited (PGIML, and together with PGIM, the Subadviser), with respect to the Prudential Emerging Markets Debt Hard Currency Fund (the Fund) prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Directors, met on September 12-14, 2017 and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager, PGIM and PGIML; any relevant comparable performance and the qualifications and track record of PGIM and PGIML in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser, under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager, PGIM and PGIML at or in advance of the meetings on September 12-14, 2017. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, PGIM and PGIML, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager, PGIM and PGIML, which will serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

Certain factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 6-8, 2017 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of PGIM and PGIML, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of PGIM and PGIML, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of PGIM and PGIML. The Board also noted that the Manager pays the salaries of all the officers and interested Directors of the Fund who are members of management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund, PGIM and PGIML, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under other similar management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about PGIM and PGIML at the June 6-8, 2017 meetings in connection with the renewal of the subadvisory agreements between the Manager and PGIM and sub-subadvisory agreements between PGIM and PGIML with respect to other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by PGIM and PGIML to other Prudential Retail Funds. The Board considered, among other things, the qualifications, background and experience of PGIM’s and PGIML’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information of PGIM and PGIML. The Board

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further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to PGIM and PGIML. The Board noted that PGIM and PGIML are affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by PGIM and PGIML with respect to other Prudential Retail Funds served by PGIM and PGIML and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PGIM and PGIML under the subadvisory agreement for the Fund would be similar in nature to those provided under other similar subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board did consider PGIM’s track record in managing the sleeve of another registered investment company that follows substantially similar investment strategies. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board noted that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the proposed subadvisory fees to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and net total expenses for Class A shares to a Peer Group of comparable funds chosen by Broadridge. The Board noted that the Fund’s proposed contractual management fee was in the first quartile of the Broadridge Peer Group (first quartile being among the lowest fees). The Board further noted that the Fund’s net total expense ratio, after waivers and reimbursements, ranked in the first quartile of the Broadridge Peer Group (first quartile being among the lowest expenses).

The Board noted that the Manager had contractually agreed, through February 28, 2019, to limit Total annual Fund operating expenses.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that PGIM and PGIML were affiliated with the Manager and, as a result, their profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

information in connection with the annual renewal of the advisory and subadvisory agreements after their initial two-year terms.

Economies of Scale

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as did the subadvisory fees payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser, respectively, increased in size. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements after their initial two-year terms.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, PGIM, PGIML and their affiliates as a result of their relationships with the Fund. The Board concluded that any potential benefits to be derived by the Manager were likely to be similar to benefits derived by the Manager in connection with its management of other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by PGIM and PGIML were likely to be consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager, PGIM and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, among others, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Andrew R. French, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Emerging Markets Debt Hard Currency Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PDHAX	PDHCX	PDHVX	PDHQX
CUSIP	743969479	743969461	743969446	743969453

*Formerly known as Class Q shares.

MF239E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $248,131 and $205,575 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)

➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣        Bookkeeping or other services related to the accounting records or financial statements of the Fund

➣        Financial information systems design and implementation

➣        Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➣        Actuarial services

➣        Internal audit outsourcing services

➣        Management functions or human resources

➣        Broker or dealer, investment adviser, or investment banking services

➣        Legal services and expert services unrelated to the audit

➣        Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2018